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Exhibit 10.34

QWEST MASTER SERVICES AGREEMENT

        This Master Services Agreement, which includes this signature page, the subsequent general terms and conditions, the Rate Sheet for each applicable state, Exhibit 1 (Qwest Platform Plus Service), and Attachment A to Exhibit 1 (Performance Metrics) attached hereto or incorporated herein by reference (collectively the "Agreement") is entered into between Qwest Corporation ("Qwest") and McLeodUSA Telecommunications Services, Inc. ("CLEC") (each identified for purposes of this Agreement in the signature blocks below, and referred to separately as a "Party" or collectively as the "Parties"), on behalf of itself and its Affiliates. This Agreement may be executed in counterparts. This Agreement shall become effective on the Effective Date. The undersigned Parties have read and agree to the terms and conditions set forth in the Agreement.

QWEST CORPORATION:		McLeodUSA Telecommunications Services, Inc:
By:	/s/ Steve Hansen	By:	/s/ G. Kenneth Burckhardt
[Name]:	Steve Hansen	[Name]:	G. Kenneth Burckhardt
[Title]:	VP Carrier Relations	[Title]:	Chief Financial Officer
Date:	February 1, 2005	Date:	January 31, 2005

NOTICE INFORMATION:    All written notices required under the Agreement shall be sent to the following:

To: Qwest Corporation:		To: McLeodUSA Telecommunications Services, Inc:
1801 California Street, Suite 2420		6400 C Street SW, Box 3177
Denver, CO 80202		Cedar Rapids, Iowa 52406
Phone #:	303-965-3029	Phone #:	319-790-2250
Facsimile #:	303-896-7077	Facsimile #:
E-mail:	Intagree@qwest.com	E-mail:	jredman-carter@mcleodusa.com
Attention:	Manager-Interconnection	Attention:	Julia Redman-Carter, Manager-Interconnection
With copy to:	Qwest c/o 1801 California Street, Suite 4900 Denver, Colorado 80202 Facsimile #: 1-303-295-6973 Attention: Corporate Counsel, Wholesale Reference: MSA for Qwest Platform Plus Service

APPLICABLE SERVICES:

        Qwest agrees to offer and CLEC intends to purchase the Services indicated below by CLEC's signatory initialing on the applicable blanks:

x	Exhibit 1—Qwest Platform Plus Service

APPLICABLE STATES:

        Qwest agrees to offer and CLEC intends to purchase Qwest Platform Plus ("QPP") service in the states indicated below by CLEC's signatory initialing on the applicable blanks:

KB	Arizona
KB	Colorado
KB	Idaho
KB	Iowa
KB	Minnesota
KB	Montana
KB	Nebraska
KB	New Mexico
KB	North Dakota
KB	Oregon
KB	South Dakota
KB	Utah
KB	Washington
KB	Wyoming

        The Parties may amend the Qwest Master Services Agreement in writing from time to time to include additional products and services.

GENERAL TERMS AND CONDITIONS

        WHEREAS, CLEC previously purchased on an unbundled basis from Qwest certain combinations of network elements, ancillary functions, and additional features, including without limitation the local loop, port, switching, and shared transport combination commonly known as unbundled network element platform ("UNE-P");

        WHEREAS such UNE-P arrangements were previously obtained by CLEC under the terms and conditions of certain interconnection agreements ("ICA"), including without limitation in certain states Qwest's statement of generally available terms ("SGAT");

        WHEREAS both CLEC and Qwest acknowledge certain regulatory uncertainty in light of the DC Circuit Court's decision in United States Telecom Association v. FCC, 359 F.3d 554 (March 2, 2004) ("DC Circuit Mandate"), with respect to the future existence, scope, and nature of Qwest's obligation to provide such UNE-P arrangements under the Communications Act (the "Act"); and

        WHEREAS to address such uncertainty and to create a stable arrangement for the continued availability to CLEC from Qwest of services technically and functionally equivalent to the June 14, 2004 UNE-P arrangements the parties have contemporaneously entered into ICA amendments;

        Now, therefore, in consideration of the terms and conditions contained herein, CLEC and Qwest hereby mutually agree as follows:

          1.     Definitions.    Capitalized terms used herein are defined in Addendum 1.

          2.     Effective Date.    This Amendment shall become effective upon the latest execution date by the Parties. ("Effective Date").

          3.     Term.    The term of this Agreement shall begin on the Effective Date and shall continue through July 31, 2008. At any time within 6 months prior to expiration of the Agreement, either Party may provide notice of renegotiation. The Parties shall meet and negotiate in good faith a transition of existing customers. Upon mutual agreement, the term of the Agreement may be extended upon the same terms and conditions for no more than one (1) extension period, and such extension period shall not exceed six (6) months to allow CLEC to transition its customers to other services. In the event that at the expiration of the Agreement or of the extension period, as the case may be, CLEC has any remaining customers served under this Agreement, Qwest may immediately convert CLEC to an equivalent alternative service at market-based wholesale rates.

          4.     Scope of Agreement; Service Provisioning; Controlling Documents; Change of Law; Eligibility for Services under this Agreement; Non-Applicability of Change Management Process.

          4.1   The services described in this Agreement will only be provided in Qwest's incumbent LEC service territory in the states of Arizona, Colorado, Idaho, Iowa, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Oregon, South Dakota, Utah, Washington and Wyoming.

          4.2   Each of the Services shall be provided pursuant to the terms and conditions of this Agreement. In the event of a conflict between the terms of any Service Exhibit attached hereto and these General Terms and Conditions, the Service Exhibit shall control. The terms of this Agreement, including any Annex or Service Exhibit, shall supersede any inconsistent terms and conditions contained in an Order Form. CLEC acknowledges and agrees that the Services shall be offered by Qwest pursuant to this Agreement and are subject to (i) compliance with all applicable laws and regulations; and (ii) obtaining any domestic or foreign approvals and authorizations required or advisable.

          4.3   The provisions in this Agreement are intended to be in compliance with and based on the existing state of the law, rules, regulations and interpretations thereof, including but not limited to Federal rules, regulations, and laws, as of the Effective Date regarding Qwest's obligation under Section 271 of the Act to continue to provide certain Network Elements ("Existing Rules"). Nothing in this Agreement shall be deemed an admission by Qwest or CLEC concerning the interpretation or effect of the Existing Rules or an admission by Qwest or CLEC that the Existing Rules should not be changed, vacated, dismissed, stayed or modified. Nothing in this Agreement shall preclude or estop Qwest or CLEC from taking any position in any forum concerning the proper interpretation or effect of the Existing Rules or concerning whether the Existing Rules should be changed, vacated, dismissed, stayed or modified.

          4.4   If a change in law, rule, or regulation materially impairs a Party's ability to perform or obtain a benefit under this Agreement, both Parties agree to negotiate in good faith such changes as may be necessary to address such material impairment.

          4.5   To receive services under this Agreement, CLEC must be a certified CLEC under applicable state rules. CLEC may not purchase or utilize services or Network Elements covered under this Agreement for its own administrative use or for the use by an Affiliate.

  4.6
  Except as otherwise provided in this Agreement, the Parties agree that Network Elements and services provided under this Agreement are not subject to the Qwest Wholesale Change Management Process ("CMP") requirements, Qwest's Performance Indicators (PID), Performance Assurance Plan (PAP), or any other wholesale service quality standards, liquidated damages, and remedies. Except as otherwise provided, CLEC hereby waives any rights it may have under the PID, PAP and all other wholesale service quality standards, liquidated damages, and remedies with respect to Network Elements and services provided pursuant to this Agreement. Notwithstanding the foregoing, CLEC proposed changes to QPP attributes and process enhancements will be communicated through the standard account interfaces. Change requests common to shared systems and processes subject to CMP will continue to be addressed via the CMP procedures.

          5.     CLEC Information.    CLEC agrees to work with Qwest in good faith to promptly complete or update, as applicable, Qwest's "New Customer Questionnaire" to the extent that CLEC has not already done so, and CLEC shall hold Qwest harmless for any damages to or claims from CLEC caused by CLEC's failure to complete or update the questionnaire.

          6.     Financial Terms.

Rates and Terms

          6.1   Each attached Service Exhibit specifies the description, terms, and conditions specific to that Network Element or service. The applicable rates for each Network Element or service contained in a Service Exhibit shall be contained in the applicable Rate Sheets, the contents of which are incorporated into this Agreement by reference. The Parties agree that the rates set forth in the Rate Sheet are just and reasonable. The Parties agree that no rates, charges, costs, or fees shall apply to the Network Elements or services provided under this Agreement other than as is set forth in the Rate Sheets. The rates will not necessarily include Taxes, fees, or surcharges. No Taxes, fees, or surcharges shall apply to the QPP™ service except such Taxes, fees and surcharges as apply to the UNE-P service as of June 14, 2004, unless a subsequent change in applicable law requires the applicability of new or additional Taxes, fees, or surcharges to the QPP™ service.

Taxes, Fees, and other Governmental Impositions

          6.2   All charges for Services provided herein are exclusive of any federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges ("Tax" or "Taxes"). Taxes resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under Applicable Law, even if the obligation to collect and remit such Taxes is placed upon the other Party. However, where the selling Party is specifically permitted by an Applicable Law to collect such Taxes from the purchasing Party, such Taxes shall be borne by the Party purchasing the services. Each Party is responsible for any tax on its corporate existence, status or income. Taxes shall be billed as a separate item on the invoice in accordance with Applicable Law. The Party billing such Taxes shall, at the written request of the

  Party billed, provide the billed Party with detailed information regarding billed Taxes, including the applicable Tax jurisdiction, rate, and base upon which the Tax is applied. If either Party (the Contesting Party) contests the application of any Tax collected by the other Party (the Collecting Party), the Collecting Party shall reasonably cooperate in good faith with the Contesting Party's challenge, provided that the Contesting Party pays any reasonable costs incurred by the Collecting Party. The Contesting Party is entitled to the benefit of any refund or recovery resulting from the contest, provided that the Contesting Party has paid the Tax contested. If the purchasing Party provides the selling Party with a resale or other exemption certificate, the selling Party shall exempt the purchasing Party if the purchasing Party accepts the certificate in good faith. If a Party becomes aware that any Tax is incorrectly or erroneously collected by that Party from the other Party or paid by the other Party to that Party, that Party shall refund the incorrectly or erroneously collected Tax or paid Tax to the other Party.

          6.3   Each Party shall be solely responsible for all taxes on its own business, the measure of which is its own net income or net worth and shall be responsible for any related tax filings, payment, protest, audit and litigation. Each Party shall be solely responsible for the billing, collection and proper remittance of all applicable Taxes relating to its own services provided to its own customers.

          7.     Intellectual Property.

          7.1   Except for a license to use any facilities or equipment (including software) solely for the purposes of this Agreement or to receive any service solely (a) as provided in this Agreement or (b) as specifically required by the then-applicable federal rules and regulations relating to the Network Elements or service provided under this Agreement, nothing contained within this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, trade name, trade mark, service mark, trade secret, or other proprietary interest or intellectual property, now or hereafter owned, controlled or licensable by either Party. Nothing in this Agreement shall be construed as the grant to the other Party of any rights or licenses to trade or service marks.

          7.2   Subject to the general Indemnity provisions of this Agreement, each Party (an Indemnifying Party) shall indemnify and hold the other Party (an Indemnified Party) harmless from and against any loss, cost, expense or liability arising out of a claim that the services provided by the Indemnifying Party provided or used pursuant to the terms of this Agreement misappropriate or otherwise violate the intellectual property rights of any third party. The obligation for indemnification recited in this paragraph shall not extend to infringement which results from (a) any combination of the facilities or services of the Indemnifying Party with facilities or services of any other Person (including the Indemnified Party but excluding the Indemnifying Party and any of its Affiliates), which combination is not made by or at the direction of the Indemnifying Party or is not reasonably necessary to CLEC's use of the Network Elements and services offered by Qwest under this Agreement or (b) any modification made to the facilities or services of the Indemnifying Party by, on behalf of, or at the request of the Indemnified Party and not required by the Indemnifying Party. In the event of any claim, the Indemnifying Party may, at its sole option (a) obtain the right for the Indemnified Party to continue to use the facility or service; or (b) replace or modify the facility or service to make such facility or service non-infringing. If the Indemnifying Party is not reasonably able to obtain the right for continued use or to replace or modify the facility or service as provided in the preceding sentence and either (a) the facility or service is held to be infringing by a court of competent jurisdiction or (b) the Indemnifying Party reasonably believes that the facility or service will be held to infringe, the Indemnifying Party shall notify the Indemnified Party and the Parties shall negotiate in good faith regarding reasonable modifications to this Agreement necessary to (1) mitigate damage or comply with an injunction which may result from such infringement or (2) allow cessation of further infringement. The Indemnifying Party may request that the Indemnified Party take steps to mitigate damages resulting from the infringement or alleged infringement including, but not limited to, accepting modifications to the facilities or services, and such request shall not be unreasonably denied.

          7.3   To the extent required under applicable federal and state law, Qwest shall use commercially reasonable efforts to obtain, from its vendors who have licensed intellectual property rights to Qwest in connection with facilities and services provided hereunder, licenses under such intellectual property rights as necessary for CLEC to use such facilities and services as contemplated hereunder and at least in the same manner used by Qwest for the facilities and services provided hereunder. Qwest shall notify CLEC immediately in the event that Qwest believes it has used its commercially reasonable efforts to obtain such rights, but has been unsuccessful in obtaining such rights. Nothing in this subsection shall be construed in any way to condition, limit, or alter a Party's indemnification obligations under Section 7.2, preceding.

          7.4   Except as expressly provided in this Intellectual Property Section, nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, logo, trademark, trade name, trade secret or any other intellectual property right now or hereafter owned, controlled or licensable by either Party. Neither Party may use any patent, copyright, logo, trademark, trade name, trade secret or other intellectual property rights of the other Party or its Affiliates without execution of a separate agreement between the Parties.

          7.5   Neither Party shall without the express written permission of the other Party, state or imply that: 1) it is connected, or in any way affiliated with the other or its Affiliates; 2) it is part of a joint business association or any similar arrangement with the other or its Affiliates; 3) the other Party and its Affiliates are in any way sponsoring, endorsing or certifying it and its goods and services; or 4) with respect to its marketing, advertising or promotional activities or materials, the services are in any way associated with or originated from the other Party or any of its Affiliates. Nothing in this paragraph shall prevent either Party from truthfully describing the Network Elements and services it uses to provide service to its End User Customers, provided it does not represent the Network Elements and services as originating from the other Party or its Affiliates or otherwise attempt to sell its End User Customers using the name of the other Party or its Affiliates.

          7.6   Qwest and CLEC each recognize that nothing contained in this Agreement is intended as an assignment or grant to the other of any right, title or interest in or to the trademarks or service marks of the other (the Marks) and that this Agreement does not confer any right or license to grant sublicenses or permission to third parties to use the Marks of the other and is not assignable. Neither Party will do anything inconsistent with the other's ownership of their respective Marks, and all rights, if any, that may be acquired by use of the Marks shall inure to the benefit of their respective owners. The Parties shall comply with all Applicable Law governing Marks worldwide and neither Party will infringe the Marks of the other.

          7.7   Since a breach of the material provisions of this Section 7 may cause irreparable harm for which monetary damages may be inadequate, in addition to other available remedies, the non-breaching Party may seek injunctive relief.

          8.     Financial Responsibility, Payment and Security.

          8.1   Payment Obligation.    Amounts payable under this Agreement are due and payable within thirty (30) calendar Days after the date of invoice (payment due date). If the payment due date is a Saturday, the payment shall be due on the previous Friday; if the payment due date is otherwise not a business day, the payment shall be due the next business day. Invoices shall be sent electronically, and shall bear the date on which they are sent, except that invoices sent on a day other than a business day shall be dated on the next business day.

          8.2   Cessation of Order Processing.    Qwest may discontinue processing orders for Network Elements and services provided pursuant to this Agreement for the failure of CLEC to make full payment for the relevant services, less any good faith disputed amount as provided for in this Agreement, for the relevant services provided under this Agreement within thirty (30) calendar Days following the payment due date provided that Qwest has first notified CLEC in writing at least ten (10) business days prior to discontinuing the processing of orders for the relevant services. If Qwest does not refuse to accept additional orders for the relevant services on the date specified in the ten (10) business days notice, and CLEC's non-compliance continues, nothing contained herein shall preclude Qwest's right to refuse to accept additional orders for the relevant services from CLEC without further notice. For order processing to resume, CLEC will be required to make full payment of all past-due charges for the relevant services not disputed in good faith under this Agreement, and Qwest may require a deposit (or recalculate the deposit) pursuant to Section 8.5. In addition to other remedies that may be available at law or equity, CLEC reserves the right to seek equitable relief including injunctive relief and specific performance.

          8.3   Disconnection.    Qwest may disconnect any and all relevant Network Elements and services provided under this Agreement for failure by CLEC to make full payment for such Network Elements or services, less any disputed amount as provided for in this Agreement, for the relevant services provided under this Agreement within sixty (60) calendar Days following the payment due date provided that Qwest has first notified CLEC in writing at least thirty (30) days prior to disconnecting the relevant services. CLEC will pay the applicable reconnect charge set forth in the Rate Sheet required to reconnect Network Elements and services for each End User Customer disconnected pursuant to this paragraph. In case of such disconnection, all applicable undisputed charges, including termination charges, shall become due. If Qwest does not disconnect CLEC's service(s) on the date specified in the thirty (30) day notice, and CLEC's noncompliance continues, nothing contained herein shall preclude Qwest's right to disconnect any or all relevant services of the non-complying Party without further notice. Qwest shall provide a subsequent written notice at least two (2) business days prior to disconnecting service. Disconnect of certain Network Elements or services under this Agreement with respect to which CLEC has failed to pay undisputed charges shall not trigger the disconnection of Network Elements or services for which CLEC has paid all undisputed charges, and Qwest shall be permitted to disconnect under this section only those Network Elements or services for which CLEC fails to pay all undisputed charges prior to the expiration of the applicable thirty-day or two business day notice period.    For reconnection of the non-paid service to occur, CLEC will be required to make full payment of all past and current undisputed charges under this Agreement for the relevant services and Qwest may require a deposit (or recalculate the deposit) pursuant to Section 8.5. Both Parties agree, however, that the application of this Section 8.3 will be suspended for the initial three (3) Billing cycles of this Agreement and will not apply to amounts billed during those three (3) cycles. In addition to other remedies that may be available at law or equity, each Party reserves the right to seek equitable relief, including injunctive relief and specific performance. Notwithstanding the foregoing, Qwest shall not effect a disconnection pursuant to this section in such manner that CLEC may not reasonably comply with Applicable Law concerning End User Customer disconnection and notification, provided that, the foregoing is subject to CLEC's reasonable diligence in effecting such compliance.

          8.4   Billing Disputes.    Should either Party dispute, in good faith, and withhold payment on any portion of the nonrecurring charges or monthly Billing under this Agreement, the Parties will notify each other in writing within fifteen (15) calendar days following the payment due date identifying the amount, reason and rationale of such dispute. At a minimum, each Party shall pay all undisputed amounts due to the other Party. Both CLEC and Qwest agree to expedite the investigation of any disputed amounts, promptly provide all documentation regarding the amount disputed that is reasonably requested, and work in good faith in an effort to resolve and settle the dispute through informal means prior to initiating any other rights or remedies.

            8.4.1     If a Party disputes charges and does not pay such charges by the payment due date, such charges may be subject to late payment charges. If the disputed charges have been withheld and the dispute is resolved in favor of Qwest, the withholding Party shall pay the disputed amount and applicable late payment charges no later than the next Bill Date following the resolution. The withholding Party may not continue to withhold the disputed amount following the initial resolution while pursuing further dispute resolution. If the disputed charges have been withheld and the dispute is resolved in favor of the disputing Party, Qwest shall credit the bill of the disputing Party for the amount of the disputed charges and any late payment charges that have been assessed no later than the second Bill Date after the resolution of the dispute. If a Party pays the disputed charges and the dispute is resolved in favor of Qwest, no further action is required.

            8.4.2     If a Party pays the charges disputed at the time of payment or at any time thereafter pursuant to Section 8.4.3, and the dispute is resolved in favor of the disputing Party Qwest shall, no later than the next Bill Date after the resolution of the dispute: (1) credit the disputing Party's bill for the disputed amount and any associated interest or (2) pay the remaining amount to CLEC, if the disputed amount is greater than the bill to be credited. The interest calculated on the disputed amounts will be the same rate as late payment charges. In no event, however, shall any late payment charges be assessed on any previously assessed late payment charges.

            8.4.3     If a Party fails to bill a charge or discovers an error on a bill it has already provided to the other Party, or if a Party fails to dispute a charge and discovers an error on a bill it has paid after the period set forth in Section 8.4, the Party may dispute the bill at a later time through an informal process notwithstanding the requirements of Section 8.4, but subject to the Dispute Resolution provision of this Agreement, and Applicable Law.

          8.5   Security Deposits.    In the event of a material adverse change in CLEC's financial condition subsequent to the Effective Date, Qwest may request a security deposit. A "material adverse change in financial condition" shall mean a Party is a new CLEC with no established credit history, or is a CLEC that has not established satisfactory credit with Qwest, or the Party is repeatedly delinquent in making its payments, or the Party is being reconnected after a disconnection of service or discontinuance of the processing of orders by the Billing Party due to a previous undisputed nonpayment situation. The Billing Party may require a deposit to be held as security for the payment of charges before the orders from the billed Party will be provisioned and completed or before reconnection of service. "Repeatedly delinquent" means any payment of a material amount of total monthly billing under the Agreement received thirty (30) calendar Days or more after the payment due date, three (3) or more times during a twelve (12) month period. The INITIAL deposit may not exceed the estimated total monthly charges for an average two (2) month period within the 1st three (3) months for all services. The deposit may be a surety bond if allowed by the applicable Commission regulations, a letter of credit with terms and conditions acceptable to the Billing Party, or some other form of mutually acceptable security such as a cash deposit. The deposit may be adjusted by the billing party's actual monthly average charges, payment history under this agreement, or other relevant factors, but in no event shall the security deposit exceed five million dollars ($5,000,000.00). Required deposits are due and payable within thirty (30) calendar Days after demand and non-payment shall be subject to 8.2 and 8.3 of this Section.

          8.6   Interest on Deposits.    Any interest earned on cash deposits shall be credited to CLEC in the amount actually earned or at the rate set forth in Section 8.7 below, whichever is lower, except as otherwise required by law, provided that, for elimination of doubt, the Parties agree that such deposits shall not be deemed subject to state laws or regulations relating to consumer or End User Customer cash deposits.    Cash deposits and accrued interest, if applicable, will be credited to CLEC's account or refunded, as appropriate, upon the earlier of the expiration of the term of the

  Agreement or the establishment of satisfactory credit with Qwest, which will generally be one full year of timely payments of undisputed amounts in full by CLEC. Upon a material change in financial standing, CLEC may request and Qwest will consider a recalculation of the deposit. The fact that a deposit has been made does not relieve CLEC from any requirements of this Agreement.

          8.7   Late Payment Penalty.    If any portion of the payment is received by Qwest after the payment due date as set forth above, or if any portion of the payment is received by Qwest in funds that are not immediately available, then a late payment penalty shall be due to Qwest. The late payment penalty shall be the portion of the payment not received by the payment due date multiplied by a late factor. The late factor shall be the lesser of: (1) The highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the payment due date to and including the date that the CLEC actually makes the payment to the Company, or (2) 0.000407 per day, compounded daily for the number of days from the payment due date to and including the date that the CLEC actually makes the payment to Qwest.

          8.8   Notice to End User Customers.    CLEC shall be responsible for notifying its End User Customers of any pending disconnection of a non-paid service by CLEC, if necessary, to allow those End User Customers to make other arrangements for such non-paid services.

          9.     Conversions/Terminations.    If CLEC is obtaining services from Qwest under an arrangement or agreement that includes the application of termination liability assessment (TLA) or minimum period charges, and if CLEC wishes to convert such services to a service under this Agreement, the conversion of such services will not be delayed due to the applicability of TLA or minimum period charges. The applicability of such charges is governed by the terms of the original agreement, Tariff or arrangement. Nothing herein shall be construed as expanding the rights otherwise granted by this Agreement or by law to elect to make such conversions.

            9.1   In the event Qwest terminates the Provisioning of any service to CLEC for any reason, CLEC shall be responsible for providing any and all necessary notice to its End User Customers of the termination. In no case shall Qwest be responsible for providing such notice to CLEC's End User Customers. Qwest shall only be required to notify CLEC of Qwest's termination of the service on a timely basis consistent with FCC rules and notice requirements.

          10.   Customer Contacts.    CLEC, or CLEC's authorized agent, shall act as the single point of contact for its End User Customers' service needs, including without limitation, sales, service design, order taking, Provisioning, change orders, training, maintenance, trouble reports, repair, post-sale servicing, Billing, collection and inquiry. CLEC shall inform its End User Customers that they are End User Customers of CLEC. CLEC's End User Customers contacting Qwest will be instructed to contact CLEC, and Qwest's End User Customers contacting CLEC will be instructed to contact Qwest. In responding to calls, neither Party shall make disparaging remarks about each other. To the extent the correct provider can be determined, misdirected calls received by either Party will be referred to the proper provider of Local Exchange Service; however, nothing in this Agreement shall be deemed to prohibit Qwest or CLEC from discussing its products and services with CLEC's or Qwest's End User Customers who call the other Party seeking such information.

          11.   Default and Breach

        If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other material provision of this Agreement, including, but not limited to, Sections 6, 7, 8, 13, 16, 21, 29, 31, 32, 34, and 35, and such default or violation continues for thirty (30) calendar Days after written notice thereof, the other Party may terminate this Agreement and seek relief in accordance with the Dispute Resolution provision, or any remedy under this Agreement.

          12.   Limitation of Liability.

          12.1     To the extent the Agreement or an Exhibit contains an express remedy in the form of a quality of service credit or other liquidated damages in connection with services provided by Qwest under this Agreement or for a failure to provide such services, such credit shall be deemed to be CLEC's sole remedy under this Agreement for losses, damages, or other claims related to or connected with the events giving rise to the claim for quality of service credit.

          12.2     Neither Party shall be liable to the other for indirect, incidental, consequential, exemplary, punitive, or special damages, including (without limitation) damages for lost profits, lost revenues, lost savings suffered by the other Party regardless of the form of action, whether in contract, warranty, strict liability, tort, including (without limitation) negligence of any kind and regardless of whether the Parties know the possibility that such damages could result.

          12.3     Nothing contained in this Section 12 shall limit either Party's obligations of indemnification specified in this Agreement, nor shall this Section 12 limit a Party's liability for failing to make any payment due under this Agreement.

          12.4     The foregoing limitations apply to all causes of actions and claims, including without limitation, breach of contract, breach of warranty, negligence, strict liability, misrepresentation and other torts. In any arbitration under this Agreement, the Arbitrator shall not be able to award, nor shall any party be entitled to receive damages not otherwise recoverable under this agreement.

          12.5     Nothing contained in this Section shall limit either Party's liability to the other for willful misconduct, provided that, a Party's liability to the other Party pursuant to the foregoing exclusion, other than direct damages, shall be limited to a total cap equal to one hundred per cent (100%) of the annualized run rate of total amounts charged by Qwest to CLEC under the Agreement.

          13.   Indemnity.

          13.1     The Parties agree that unless otherwise specifically set forth in this Agreement the following constitute the sole indemnification obligations between and among the Parties:

            13.1.1     Each Party (the Indemnifying Party) agrees to release, indemnify, defend and hold harmless the other Party and each of its officers, directors, employees and agents (each an Indemnitee) from and against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated including, but not limited to, reasonable costs and expenses (including attorneys' fees), whether suffered, made, instituted, or asserted by any Person or entity, for invasion of privacy, bodily injury or death of any Person or Persons, or for loss, damage to, or destruction of tangible property, whether or not owned by others, resulting from the Indemnifying Party's breach of or failure to perform under this Agreement, regardless of the form of action, whether in contract, warranty, strict liability, or tort including (without limitation) negligence of any kind.

            13.1.2     In the case of claims or loss alleged or incurred by an End User Customer of either Party arising out of or in connection with services provided to the End User Customer by the Party, the Party whose End User Customer alleged or incurred such claims or loss (the Indemnifying Party) shall defend and indemnify the other Party and each of its officers, directors, employees and agents (collectively the Indemnified Party) against any and all such claims or loss by the Indemnifying Party's End User Customers regardless of whether the underlying service was provided or Network Element was provisioned by the Indemnified Party, unless the loss was caused by the gross negligence or willful misconduct of the Indemnified Party. The obligation to indemnify with respect to claims of the Indemnifying Party's End User Customers shall not extend to any claims for physical bodily injury or death of any Person or persons, or for loss, damage to, or destruction of tangible property, whether or not owned by others, alleged to have resulted directly from the negligence or intentional conduct of the employees, contractors, agents, or other representatives of the Indemnified Party.

          13.2     The indemnification provided herein shall be conditioned upon:

            13.2.1     The Indemnified Party shall promptly notify the Indemnifying Party of any action taken against the Indemnified Party relating to the indemnification. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party might have, except to the extent that such failure prejudices the Indemnifying Party's ability to defend such claim.

            13.2.2     If the Indemnifying Party wishes to defend against such action, it shall give written notice to the Indemnified Party of acceptance of the defense of such action. In such event, the Indemnifying Party shall have sole authority to defend any such action, including the selection of legal counsel, and the Indemnified Party may engage separate legal counsel only at its sole cost and expense. In the event that the Indemnifying Party does not accept the defense of the action, the Indemnified Party shall have the right to employ counsel for such defense at the expense of the Indemnifying Party. Each Party agrees to cooperate with the other Party in the defense of any such action and the relevant records of each Party shall be available to the other Party with respect to any such defense.

            13.2.3     In no event shall the Indemnifying Party settle or consent to any judgment for relief other than monetary damages pertaining to any such action without the prior written consent of the Indemnified Party. In the event the Indemnified Party withholds consent the Indemnified Party may, at its cost, take over such defense, provided that, in such event, the Indemnifying Party shall not be responsible for, nor shall it be obligated to indemnify the relevant Indemnified Party against, any cost or liability in excess of such refused compromise or settlement.

          14.   Limited Warranties.

          14.1     Each party shall provide suitably qualified personnel to perform this Agreement and all services hereunder in a good and workmanlike manner and in material conformance with all applicable laws and regulations.

          14.2     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, QWEST SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY SERVICE OR NETWORK ELEMENT PROVIDED HEREUNDER. QWEST SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR TITLE OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

          15.   Relationship.    Except to the limited extent expressly provided in this Agreement: (i) neither Party shall have the authority to bind the other by contract or otherwise or make any representations or guarantees on behalf of the other or otherwise act on the other's behalf; and (ii) the relationship arising from this Agreement does not constitute an agency, joint venture, partnership, employee relationship, or franchise.

          16.   Assignment or Sale.

          16.1     CLEC may not assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party. Notwithstanding the foregoing, CLEC may assign or transfer this Agreement to a corporate Affiliate or an entity under its control or to a purchaser of substantially all or substantially all of CLEC's assets related to the provisioning of local services in the Qwest region without the consent of Qwest, provided that the performance of this Agreement by any such assignee is guaranteed by the assignor. A Party making an assignment or transfer permitted by this Section shall provide prior written notice to the other Party. Any attempted assignment or transfer that is not permitted is void ab initio. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

          16.2     In the event that Qwest transfers to any unaffiliated party exchanges including End User Customers that CLEC serves in whole or in part through facilities or services provided by Qwest under this Agreement, Qwest shall ensure that the transferee shall serve as a successor to and fully perform all of Qwest's responsibilities and obligations under this Agreement for a period of one-hundred-and-eighty (180) days from the effective date of such transfer or until such later time as the FCC may direct pursuant to the FCC's then applicable statutory authority to impose such responsibilities either as a condition of the transfer or under such other state statutory authority as may give it such power. In the event of such a proposed transfer, Qwest shall use best efforts to facilitate discussions between CLEC and the transferee with respect to transferee's assumption of Qwest's obligations after the above-stated transition period pursuant to the terms of this Agreement.

          17.   Reporting Requirements.    If reporting obligations or requirements are imposed upon either Party by any third party or regulatory agency in connection with either this Agreement or the services, including use of the services by CLEC or its End Users, the other Party agrees to assist that Party in complying with such obligations and requirements, as reasonably required by that Party.

          18.   Intentionally Left Blank.

          19.   Survival.    The expiration or termination of this Agreement shall not relieve either Party of those obligations that by their nature are intended to survive.

          20.   Publicity.    Following the execution of this Agreement, the Parties may publish or use any publicity materials with respect to the execution, delivery, existence, or substance of this Agreement without the prior written approval of the other Party. Nothing in this section shall limit a Party's ability to issue public statements with respect to regulatory or judicial proceedings.

          21.   Confidentiality.

          21.1     All Proprietary Information shall remain the property of the disclosing Party. A Party who receives Proprietary Information via an oral communication may request written confirmation that the material is Proprietary Information. A Party who delivers Proprietary Information via an oral communication may request written confirmation that the Party receiving the information understands that the material is Proprietary Information. Each Party shall have the right to correct an inadvertent failure to identify information as Proprietary Information by giving written notification within thirty (30) Days after the information is disclosed. The receiving Party shall from that time forward, treat such information as Proprietary Information.

          21.2     Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes.

          21.3     Each Party shall keep all of the other Party's Proprietary Information confidential and will disclose it on a need to know basis only. Each Party shall use the other Party's Proprietary Information only in connection with this Agreement and in accordance with Applicable Law. In accordance with Section 222 of the Act, when either Party receives or obtains Proprietary Information from the other Party for purposes of providing any Telecommunications Services or information services or both, that Party shall use such information only for such purpose, and shall not use such information for its own marketing efforts. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing. Violations of these obligations shall subject a Party's employees to disciplinary action up to and including termination of employment. If either Party loses, or makes an unauthorized disclosure of, the other Party's Proprietary Information, it will notify such other Party immediately and use reasonable efforts to retrieve the information.

          21.4     Nothing herein is intended to prohibit a Party from supplying factual information about its network and Telecommunications Services on or connected to its network to regulatory agencies including the FCC and the appropriate state regulatory commission so long as any confidential obligation is protected. In addition either Party shall have the right to disclose Proprietary Information to any mediator, arbitrator, state or federal regulatory body, the Department of Justice or any court in the conduct of any proceeding arising under or relating in any way to this Agreement or the conduct of either Party in connection with this Agreement or in any proceedings concerning the provision of InterLATA services by Qwest that are or may be required by the Act. The Parties agree to cooperate with each other in order to seek appropriate protection or treatment of such Proprietary Information pursuant to an appropriate protective order in any such proceeding.

          21.5     Effective Date of this Section.    Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the Effective Date.

          21.6     Each Party agrees that the disclosing Party could be irreparably injured by a breach of the confidentiality obligations of this Agreement by the receiving Party or its representatives and that the disclosing Party shall be entitled to seek equitable relief, including injunctive relief and specific performance in the event of any breach of the confidentiality provisions of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of the confidentiality provisions of this Agreement, but shall be in addition to all other remedies available at law or in equity.

          21.7     Nothing herein should be construed as limiting either Party's rights with respect to its own Proprietary Information or its obligations with respect to the other Party's Proprietary Information under Section 222 of the Act.

          21.8     Nothing in this Agreement shall prevent either Party from disclosing this Agreement or the substance thereof to any third party after its execution.

          22.   Waiver.    The failure of either Party to enforce any of the provisions of this Agreement or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall, nevertheless, be and remain in full force and effect.

          23.   Regulatory Approval.    Each party reserves its rights with respect to whether this Agreement is subject to Sections 251 and 252 of the Act. In the event the FCC, a state commission or any other governmental authority or agency rejects or modifies any material provision in this Agreement, either Party may immediately upon written notice to the other Party terminate this Agreement and any interconnection agreement amendment executed concurrently with this Agreement. If a Party is required by a lawful, binding order to file this Agreement or a provision thereof with the FCC or state regulatory authorities for approval or regulatory review, the filing party shall provide written notice to the other party of the existence of such lawful, binding order so that the other party may seek an injunction or other relief from such order. In addition, the filing party agrees to reasonably cooperate to amend and make modifications to the Agreement to allow the filing of the Agreement or the specific part of the Agreement affected by the order to the extent reasonably necessary.

          24.   Notices.    Any notices required by or concerning this Agreement shall be in writing and shall be sufficiently given if delivered personally, delivered by prepaid overnight express service, sent by facsimile with electronic confirmation, or sent by certified mail, return receipt requested, or by email where specified in this Agreement to Qwest and CLEC at the addresses shown on the cover sheet of this Agreement.

          25.   Force Majeure.    Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, power blackouts, volcanic action, other major environmental disturbances, or unusually severe weather conditions (collectively, a Force Majeure Event). Inability to secure products or services of other Persons or transportation facilities or acts or omissions of transportation carriers shall be considered Force Majeure Events to the extent any delay or failure in performance caused by these circumstances is beyond the Party's control and without that Party's fault or negligence. The Party affected by a Force Majeure Event shall give prompt notice to the other Party, shall be excused from performance of its obligations hereunder on a day to day basis to the extent those obligations are prevented by the Force Majeure Event, and shall use reasonable efforts to remove or mitigate the Force Majeure Event. In the event of a labor dispute or strike the Parties agree to provide service to each other at a level equivalent to the level they provide themselves.

          26.   Governing Law.    This Agreement is offered by Qwest in accordance with Section 271 of the Act. Any issue of general contract law shall be interpreted solely in accordance with the state law of New York, without reference to any conflict of laws principles.

          27.   Dispute Resolution.

          27.1     If any claim, controversy or dispute between the Parties, their agents, employees, officers, directors or affiliated agents should arise, and the Parties do not resolve it in the ordinary course of their dealings (the "Dispute"), then it shall be resolved in accordance with this Section. Each notice of default, unless cured within the applicable cure period, shall be resolved in accordance herewith. Dispute resolution under the procedures provided in this Section 27 shall be the preferred, but not the exclusive remedy for all disputes between Qwest and CLEC arising out of this Agreement or its breach. Each Party reserves its rights to resort to any forum with competent jurisdiction. Nothing in this Section 23 shall limit the right of either Qwest or CLEC, upon meeting the requisite showing, to obtain provisional remedies (including injunctive relief) from a court before, during or after the pendency of any arbitration proceeding brought pursuant to this Section 27. Once a decision is reached by the arbitrator, however, such decision shall supersede any provisional remedy.

          27.2     At the written request of either Party (the Resolution Request), and prior to any other formal dispute resolution proceedings, each Party shall within seven (7) calendar Days after such Resolution Request designate a director level employee or a representative with authority to make commitments to review, meet, and negotiate, in good faith, to resolve the Dispute. The Parties intend that these negotiations be conducted by non-lawyer, business representatives, and the locations, format, frequency, duration, and conclusions of these discussions shall be at the discretion of the representatives. By mutual agreement, the representatives may use other procedures, such as mediation, to assist in these negotiations. The discussions and correspondence among the representatives for the purposes of these negotiations shall be treated as Confidential Information developed for purposes of settlement, and shall be exempt from discovery and production, and shall not be admissible in any subsequent arbitration or other proceedings without the concurrence of both of the Parties.

          27.3     If the director level representatives or the designated representative with authority to make commitments have not reached a resolution of the Dispute within fifteen (15) calendar Days after the Resolution Request (or such longer period as agreed to in writing by the Parties), then the Parties shall in good faith attempt to resolve the Dispute through vice-presidential representatives. If the vice-presidential representatives are unable to resolve the Dispute within thirty (30) Calendar Days after the Resolution Request (or such longer period as agreed to in writing by the Parties), then either Party may request that the Dispute be settled by arbitration. If either Party requests arbitration, the other Party shall be required to comply with that request and both Parties shall submit to binding arbitration of the Dispute as described in this Section. Notwithstanding the foregoing escalation timeframes, a Party may request that the Dispute of the type described in Section 27.3.1, below, be settled by arbitration two (2) calendar Days after the Resolution Request pursuant to the terms of Section 27.3.1. In any case, the arbitration proceeding shall be conducted by a single arbitrator, knowledgeable about the Telecommunications industry unless the Dispute involves amounts exceeding five million ($5,000,000) in which case the proceeding shall be conducted by a panel of three (3) arbitrators, knowledgeable about the Telecommunications industry. The arbitration proceedings shall be conducted under the then-current rules for commercial disputes of the American Arbitration Association (AAA) or J.A.M.S./Endispute, at the election of the Party that initiates dispute resolution under this Section 27. Such rules and procedures shall apply notwithstanding any part of such rules that may limit their availability for resolution of a Dispute. The Federal Arbitration Act, 9 U.S.C. Sections 1-16, not state law, shall govern the arbitrability of the Dispute. The arbitrator shall not have authority to award punitive damages. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. Each Party shall bear its own costs and attorneys' fees, and shall share equally in the fees and expenses of the arbitrator. The arbitration proceedings shall occur in the Denver, Colorado metropolitan area or in another mutually agreeable location. It is acknowledged that the Parties, by mutual, written agreement, may change any of these arbitration practices for a particular, some, or all Dispute(s). The Party that sends the Resolution Request must notify the Secretary of the FCC of the arbitration proceeding within forty-eight (48) hours of the determination to arbitrate.

            27.3.1     All expedited procedures prescribed by the AAA or J.A.M.S./Endispute rules, as the case may be, shall apply to Disputes affecting the ability of a Party to provide uninterrupted, high quality services to its End User Customers, or as otherwise called for in this Agreement. A Party may seek expedited resolution of a Dispute if the vice-presidential level representative, or other representative with authority to make commitments, have not reached a resolution of the Dispute within two (2) calendar Days after the Resolution Request. In the event the Parties do not agree that a service-affecting Dispute exists, the Dispute resolution shall commence under the expedited process set forth in this Section 27, however, the first matter to be addressed by the arbitrator shall be the applicability of such process to such Dispute.

            27.3.2     There shall be no discovery except for the exchange of documents deemed necessary by the arbitrator to an understanding and determination of the Dispute. Qwest and CLEC shall attempt, in good faith, to agree on a plan for such document discovery. Should they fail to agree, either Qwest or CLEC may request a joint meeting or conference call with the arbitrator. The arbitrator shall resolve any Disputes between Qwest and CLEC, and such resolution with respect to the need, scope, manner, and timing of discovery shall be final and binding.

            27.3.3     Arbitrator's Decision

              27.3.3.1     The arbitrator's decision and award shall be in writing and shall state concisely the reasons for the award, including the arbitrator's findings of fact and conclusions of law.

              27.3.3.2     An interlocutory decision and award of the arbitrator granting or denying an application for preliminary injunctive relief may be challenged in a forum of competent jurisdiction immediately, but no later than ten (10) business days after the appellant's receipt of the decision challenged. During the pendency of any such challenge, any injunction ordered by the arbitrator shall remain in effect, but the enjoined Party may make an application to the arbitrator for appropriate security for the payment of such costs and damages as may be incurred or suffered by it if it is found to have been wrongfully enjoined, if such security has not previously been ordered. If the authority of competent jurisdiction determines that it will review a decision granting or denying an application for preliminary injunctive relief, such review shall be conducted on an expedited basis.

            27.3.4     To the extent that any information or materials disclosed in the course of an arbitration proceeding contain proprietary, trade secret or Confidential Information of either Party, it shall be safeguarded in accordance with Section 21 of this Agreement, or if the Parties mutually agree, such other appropriate agreement for the protection of proprietary, trade secret or Confidential Information that the Parties negotiate. However, nothing in such negotiated agreement shall be construed to prevent either Party from disclosing the other Party's information to the arbitrator in connection with or in anticipation of an arbitration proceeding, provided, however, that the Party seeking to disclose the information shall first provide fifteen (15) calendar Days notice to the disclosing Party so that that Party, with the cooperation of the other Party, may seek a protective order from the arbitrator. Except as the Parties otherwise agree, or as the arbitrator for good cause orders, the arbitration proceedings, including hearings, briefs, orders, pleadings and discovery shall not be deemed confidential and may be disclosed at the discretion of either Party, unless it is subject to being safeguarded as proprietary, trade secret or Confidential Information, in which event the procedures for disclosure of such information shall apply.

          27.4     Reserved.

          27.5     No Dispute, regardless of the form of action, arising out of this Agreement, may be brought by either Party more than two (2) years after the cause of action accrues.

          27.6     Reserved.

          27.7     In the event of a conflict between this Agreement and the rules prescribed by the AAA or J.A.M.S./Endispute, this Agreement shall be controlling.

          27.8     This Section does not apply to any claim, controversy or Dispute between the Parties, their agents, employees, officers, directors or affiliated agents concerning the misappropriation or use of intellectual property rights of a Party, including, but not limited to, the use of the trademark, tradename, trade dress or service mark of a Party.

          28.   Headings.    The headings used in this Agreement are for convenience only and do not in any way limit or otherwise affect the meaning of any terms of this Agreement.

          29.   Authorization.    Each Party represents and warrants that: (i) the full legal name of the legal entity intended to provide and receive the benefits and services under this Agreement is accurately set forth herein; (ii) the person signing this Agreement has been duly authorized to execute this Agreement on that Party's behalf; and (iii) the execution hereof is not in conflict with law, the terms of any charter, bylaw, articles of association, or any agreement to which such Party is bound or affected. Each Party may act in reliance upon any instruction, instrument, or signature reasonably believed by it to be authorized and genuine.

          30.   Third Party Beneficiaries.    This Agreement will not provide any benefit or any remedy, claim, liability, reimbursement, claim of action, or other right in excess of those existing by explicit reference in this Agreement to any third party.

          31.   Insurance.    Each Party shall at all times during the term of this Agreement, at its own cost and expense, carry and maintain the insurance coverage listed below with insurers having a "Best's" rating of B+XIII with respect to liability arising from its operations for which that Party has assumed legal responsibility in this Agreement. If a Party or its parent company has assets equal to or exceeding $10,000,000,000, that Party may utilize an Affiliate captive insurance company in lieu of a "Best's" rated insurer. To the extent that the parent company of a Party is relied upon to meet the $10,000,000,000 asset threshold, such parent shall be responsible for the insurance obligations contained in this Section 31, to the extent its affiliated Party fails to meet such obligations.

            31.1.1     Workers' Compensation with statutory limits as required in the state of operation and Employers' Liability insurance with limits of not less than $100,000 each accident.

            31.1.2     Commercial General Liability insurance covering claims for bodily injury, death, personal injury or property damage, including coverage for independent contractor's protection (required if any work will be subcontracted), products and/or completed operations and contractual liability with respect to the liability assumed by each Party hereunder. The limits of insurance shall not be less than $1,000,000 each occurrence and $2,000,000 general aggregate limit.

            31.1.3     "All Risk" Property coverage on a full replacement cost basis insuring all of such Party's personal property situated on or within the Premises.

          31.2     Each Party may be asked by the other to provide certificate(s) of insurance evidencing coverage, and thereafter shall provide such certificate(s) upon request. Such certificates shall (1) name the other Party as an additional insured under commercial general liability coverage; (2) provide thirty (30) calendar Days prior written notice of cancellation of, material change or exclusions in the policy(s) to which certificate(s) relate; (3) indicate that coverage is primary and not excess of, or contributory with, any other valid and collectible insurance purchased by such Party; and (4) acknowledge severability of interest/cross liability coverage.

          32.   Communications Assistance Law Enforcement Act of 1994.    Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with the CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

          33.   Entire Agreement.

          33.1     This Agreement (including all Service Exhibits, Attachments, Rate Sheets, and other documents referred to herein) constitutes the full and entire understanding and agreement between the Parties with regard to the subjects of this Agreement and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, including but not limited to, any term sheet or memorandum of understanding entered into by the Parties, to the extent they relate in any way to the subjects of this Agreement. Notwithstanding the foregoing, certain Network Elements and services used in combination with the QPP service provided under this Agreement are provided by Qwest to CLEC under the terms and conditions of ICAs and SGATs, where CLEC has opted into an SGAT as its ICA, and nothing contained herein is intended by the parties to amend, alter, or otherwise modify those terms and conditions.

          34.   Proof of Authorization.

          34.1     Each Party shall be responsible for obtaining and maintaining Proof of Authorization (POA), as required by applicable federal and state law, as amended from time to time.

          34.2     Each Party shall make POAs available to the other Party upon request. In the event of an allegation of an unauthorized change or unauthorized service in accordance with all Applicable Laws and rules, the Party charged with the alleged infraction shall be responsible for resolving such claim, and it shall indemnify and hold harmless the other Party for any losses, damages, penalties, or other claims in connection with the alleged unauthorized change or service.

          35.   General Terms for Network Elements

          35.1     Qwest shall provide general repair and maintenance services on its facilities, including those facilities supporting Network Elements and QPP™ services purchased by CLEC under this Agreement, at a level that is consistent with other comparable services provided by Qwest.

          35.2     In order to maintain and modernize the network properly, Qwest may make necessary modifications and changes to the Network Elements in its network on an as needed basis. Such changes may result in minor changes to transmission parameters. Network maintenance and modernization activities will result in Network Element transmission parameters that are within transmission limits of the Network Element ordered by CLEC. Qwest shall provide advance notice of changes that affect network Interoperability pursuant to applicable FCC rules. Changes that affect network Interoperability include changes to local dialing from seven (7) to ten (10) digit, area code splits, and new area code implementation. FCC rules are contained in CFR Part 51 and 52. Qwest provides such disclosures on an Internet web site.

          35.3     Miscellaneous Charges are defined in the Definitions Section. Miscellaneous Charges are in addition to nonrecurring and recurring charges set forth in the Rate Sheet. Miscellaneous Charges apply to activities CLEC requests Qwest perform, activities CLEC authorizes, or charges that are a result of CLEC's actions, such as cancellation charges. Rates for Miscellaneous Charges are contained or referenced in the Rate Sheet. Unless otherwise provided for in this Agreement, no additional charges will apply.

          35.4     Network Security.

          35.4.1     Protection of Service and Property. Each Party shall exercise the same degree of care to prevent harm or damage to the other Party and any third parties, its employees, agents or End User Customers, or their property as it employs to protect its own personnel, End User Customers and property, etc., but in no case less than a commercially reasonable degree of care.

          35.4.2     Each Party is responsible to provide security and privacy of communications. This entails protecting the confidential nature of Telecommunications transmissions between End User Customers during technician work operations and at all times. Specifically, no employee, agent or representative shall monitor any circuits except as required to repair or provide service of any End User Customer at any time. Nor shall an employee, agent or representative disclose the nature of overheard conversations, or who participated in such communications or even that such communication has taken place. Violation of such security may entail state and federal criminal penalties, as well as civil penalties. CLEC is responsible for covering its employees on such security requirements and penalties.

          35.4.3     The Parties' networks are part of the national security network, and as such, are protected by federal law. Deliberate sabotage or disablement of any portion of the underlying equipment used to provide the network is a violation of federal statutes with severe penalties, especially in times of national emergency or state of war. The Parties are responsible for covering their employees on such security requirements and penalties.

          35.4.4     Qwest shall not be liable for any losses, damages or other claims, including, but not limited to, uncollectible or unbillable revenues, resulting from accidental, erroneous, malicious, fraudulent or otherwise unauthorized use of services or facilities ("Unauthorized Use"), whether or not such Unauthorized Use could have been reasonably prevented by Qwest, except to the extent Qwest has been notified in advance by CLEC of the existence of such Unauthorized Use, and fails to take commercially reasonable steps to assist in stopping or preventing such activity.

            35.4.4.1     Qwest shall make available to CLEC, future fraud prevention or revenue protection features with QPP on a commercially reasonable basis. Presently, QPP fraud features include, but are not limited to, screening codes, information digits "29' and "70' which indicate prison and COCOT pay phone originating line types respectively; call blocking of domestic, international, 800, 888, 900, NPA-976, 700 and 500 numbers.

            35.4.4.2     If either Party becomes aware of potential fraud with respect to End User accounts, the Party shall promptly inform the other Party and, at the direction of that Party, take commercially reasonable action to mitigate the fraud where such action is possible.

          35.5. Construction Charges.    Qwest will provide necessary construction only to the extent required by applicable law.

          35.6. Individual Case Basis Requests.    CLEC may request additional Network Element or services not specified in this Agreement, and Qwest will consider such requests on an Individual Case Basis ("ICB").

          36.   Responsibility For Environmental Contamination

          36.1     Neither Party shall be liable to the other for any costs whatsoever resulting from the presence or release of any Environmental Hazard that either Party did not introduce to the affected work location. Both Parties shall defend and hold harmless the other, its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from (i) any Environmental Hazard that the Indemnifying Party, its contractors or agents introduce to the work locations or (ii) the presence or release of any Environmental Hazard for which the Indemnifying Party is responsible under Applicable Law..

          36.2     In the event any suspect materials within Qwest-owned, operated or leased facilities are identified to CLEC by Qwest to be asbestos containing, CLEC will ensure that to the extent any activities which it undertakes in the facility disturb such suspect materials, such CLEC activities will be in accordance with applicable local, state and federal environmental and health and safety statutes and regulations. Except for abatement activities undertaken by CLEC or equipment placement activities that result in the generation of asbestos-containing material, CLEC does not have any responsibility for managing, nor is it the owner of, nor does it have any liability for, or in connection with, any asbestos-containing material. Qwest agrees to immediately notify CLEC if Qwest undertakes any asbestos control or asbestos abatement activities that potentially could affect CLEC personnel, equipment or operations, including, but not limited to, contamination of equipment.

QWEST MASTER SERVICES AGREEMENT

ADDENDUM 1
DEFINITIONS:

        "Act" means the Communications Act of 1934 (47 U.S.C. 151 et. seq.), as amended..

        "Advanced Intelligent Network" or "AIN" is a Telecommunications network architecture in which call processing, call routing and network management are provided by means of centralized databases.

        "Affiliate" means a Person that (directly or indirectly) owns or controls, is owned or controlled by, or is under common ownership or control with, another person. For purposes of this paragraph, the term "own' means to own an equity interest (or the equivalent thereof) of more than 10 percent.

        "Automatic Location Identification" or "ALI" is the automatic display at the Public Safety Answering Point of the caller's telephone number, the address/location of the telephone and supplementary emergency services information for Enhanced 911 (E911).

        "Applicable Law" means all laws, statutes, common law including, but not limited to, the Act, the regulations, rules, and final orders of the FCC, a state regulatory authority, and any final orders and decisions of a court of competent jurisdiction reviewing the regulations, rules, or orders of the FCC or a state regulatory authority.

        "Bill Date" means the date on which a Billing period ends, as identified on the bill.

        "Billing" involves the provision of appropriate usage data by one Telecommunications Carrier to another to facilitate Customer Billing with attendant acknowledgments and status reports. It also involves the exchange of information between Telecommunications Carriers to process claims and adjustments.

        "Carrier" or "Common Carrier" See Telecommunications Carrier.

        "Central Office" means a building or a space within a building where transmission facilities or circuits are connected or switched.

        "Commercial Mobile Radio Service" or "CMRS" is defined in 47 U.S.C. Section 332 and FCC rules and orders interpreting that statute.

        "Communications Assistance for Law Enforcement Act" or "CALEA" refers to the duties and obligations of Carriers under Section 229 of the Act.

        "Confidential Information" means information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with business or marketing plans, End User Customer specific, facility specific, or usage specific information, other than End User Customer information communicated for the purpose of providing Directory Assistance or publication of directory database, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or (iii) communicated and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) calendar Days after delivery, to be "Confidential" or "Proprietary". Confidential information does not include information that: a) was at the time of receipt already known to the receiving Party free of any obligation to keep it confidential evidenced by written records prepared prior to delivery by the disclosing Party; b) is or becomes publicly known through no wrongful act of the receiving Party; c) is rightfully received from a third Person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; d) is independently developed without reference to or use of

Confidential Information of the other Party; e) is disclosed to a third Person by the disclosing Party without similar restrictions on such third Person's rights; f) is approved for release by written authorization of the disclosing Party; g) is required to be disclosed by the receiving Party pursuant to Applicable Law or regulation provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

        "Customer" means the Person purchasing a Telecommunications Service or an information service or both from a Carrier.

        "Day" means calendar days unless otherwise specified.

        "Demarcation Point" is defined as the point at which the LEC ceases to own or control Customer premises wiring including without limitation inside wiring.

        "Directory Assistance Database" contains only those published and non-listed telephone number listings obtained by Qwest from its own End User Customers and other Telecommunications Carriers.

        "Directory Assistance Service" includes, but is not limited to, making available to callers, upon request, information contained in the Directory Assistance Database. Directory Assistance Service includes, where available, the option to complete the call at the caller's direction.

        "Directory Listings" or "Listings" are any information: (1) identifying the listed names of subscribers of a Telecommunications Carrier and such subscriber's telephone numbers, addressees, or primary advertising classifications (as such classifications are assigned at the time of the establishment of such service), or any combination of such listed names, numbers, addresses or classifications; and (2) that the Telecommunications Carrier or an Affiliate has published, caused to be published, or accepted for publication in any directory format.

        "Due Date" means the specific date on which the requested service is to be available to the CLEC or to CLEC's End User Customer, as applicable.

        "End User Customer" means a third party retail Customer that subscribes to a Telecommunications Service provided by either of the Parties or by another Carrier or by two (2) or more Carriers.

        "Environmental Hazard" means any substance the presence, use, transport, abandonment or disposal of which (i) requires investigation, remediation, compensation, fine or penalty under any Applicable Law (including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act, Superfund Amendment and Reauthorization Act, Resource Conservation Recovery Act, the Occupational Safety and Health Act and provisions with similar purposes in applicable foreign, state and local jurisdictions) or (ii) poses risks to human health, safety or the environment (including, without limitation, indoor, outdoor or orbital space environments) and is regulated under any Applicable Law.

        "FCC" means the Federal Communications Commission.

        "Interexchange Carrier" or "IXC" means a Carrier that provides InterLATA or IntraLATA Toll services.

        "Line Information Database" or "LIDB" stores various telephone line numbers and Special Billing Number (SBN) data used by operator services systems to process and bill Alternately Billed Services (ABS) calls. The operator services system accesses LIDB data to provide originating line (calling number), Billing number and terminating line (called number) information. LIDB is used for calling card validation, fraud prevention, Billing or service restrictions and the sub-account information to be included on the call's Billing record. Telcordia's GR-446-CORE defines the interface between the administration system and LIDB including specific message formats (Telcordia's TR-NWP-000029, Section 10).

        "Line Side" refers to End Office Switch connections that have been programmed to treat the circuit as a local line connected to a terminating station (e.g., an End User Customer's telephone station set, a PBX, answering machine, facsimile machine, computer, or similar customer device).

        "Local Exchange Carrier" or "LEC" means any Carrier that is engaged in the provision of telephone Exchange Service or Exchange Access. Such term does not include a Carrier insofar as such Carrier is engaged in the provision of Commercial Mobile Radio Service under Section 332(c) of the Act, except to the extent that the FCC finds that such service should be included in the definition of such term.

        "Loop" or "Unbundled Loop" is defined as a transmission facility between a distribution frame (or its equivalent) in a Qwest Central Office and the Loop Demarcation Point at an End User Customer's premises

        "Local Service Request" or "LSR" means the industry standard forms and supporting documentation used for ordering local services.

        "Miscellaneous Charges" mean cost-based charges that Qwest may assess in addition to recurring and nonrecurring rates set forth in the rate sheet, for activities CLEC requests Qwest to perform, activities CLEC authorizes, or charges that are a result of CLEC's actions, such as cancellation charges, additional labor and maintenance. Miscellaneous Charges are not already included in Qwest's recurring or nonrecurring rates. Miscellaneous Charges shall be contained in or referenced in the rate sheet.

        "Network Element" is a facility or equipment used in the provision of Telecommunications Service or an information service or both. It also includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for Billing and collection or used in the transmission, routing, or other provision of a Telecommunications Service or an information service or both, as is more fully described in the Agreement.

        "Operational Support Systems" or "OSS" mean pre-ordering, provisioning, maintenance, repair and billing systems.

        "Order Form" means service order request forms issued by Qwest, as amended from time to time.

        "Party" means either Qwest or CLEC and "Parties" means Qwest and CLEC.

        "Person" is a general term meaning an individual or association, corporation, firm, joint-stock company, organization, partnership, trust or any other form or kind of entity.

        "Port" means a line or trunk connection point, including a line card and associated peripheral equipment, on a Central Office Switch but does not include Switch features. The Port serves as the hardware termination for line or Trunk Side facilities connected to the Central Office Switch. Each Line Side Port is typically associated with one or more telephone numbers that serve as the Customer's network address.

        "POTS" means plain old telephone service.

        "Premises" refers to Qwest's Central Offices and Serving Wire Centers; all buildings or similar structures owned, leased, or otherwise controlled by Qwest that house its network facilities; all structures that house Qwest facilities on public rights-of-way, including but not limited to vaults containing loop concentrators or similar structures; and all land owned, leased, or otherwise controlled by Qwest that is adjacent to these Central Offices, Wire Centers, buildings and structures.

        "Proof of Authorization" or "POA" shall consist of verification of the End User Customer's selection and authorization adequate to document the End User Customer's selection of its local service provider and may take the form of a third party verification format.

        "Proprietary Information" shall have the same meaning as Confidential Information.

        "Provisioning" involves the exchange of information between Telecommunications Carriers where one executes a request for a set of products and services or Network Elements or combinations thereof from the other with attendant acknowledgments and status reports.

        "Public Switched Network" includes all Switches and transmission facilities, whether by wire or radio, provided by any Common Carrier including LECs, IXCs and CMRS providers that use the North American Numbering Plan in connection with the provision of switched services.

        "Service Exhibits" means the descriptions, terms, and conditions relating to specific Network Elements or services provided under this Agreement attached hereto as an exhibit.

        "Serving Wire Center" denotes the Wire Center from which dial tone for local exchange service would normally be provided to a particular Customer premises.

        "Shared Transport" is defined as local interoffice transmission facilities shared by more than one Carrier, including Qwest, between End Office Switches, between End Office Switches and Tandem Switches (local and Access Tandem Switches), and between Tandem Switches within the Local Calling Area, as described more fully in the Agreement.

        "Switch" means a switching device employed by a Carrier within the Public Switched Network. Switch includes but is not limited to End Office Switches, Tandem Switches, Access Tandem Switches, Remote Switching Modules, and Packet Switches. Switches may be employed as a combination of End Office/Tandem Switches.

        "Switched Access Traffic," as specifically defined in Qwest's interstate Switched Access Tariffs, is traffic that originates at one of the Party's End User Customers and terminates at an IXC Point of Presence, or originates at an IXC Point of Presence and terminates at one of the Party's End User Customers, whether or not the traffic transits the other Party's network.

        "Tariff" as used throughout this Agreement refers to Qwest interstate Tariffs and state Tariffs, price lists, and price schedules.

        "Telecommunications Carrier" means any provider of Telecommunications Services, except that such term does not include aggregators of Telecommunications Services (as defined in Section 226 of the Act). A Telecommunications Carrier shall be treated as a Common Carrier under the Act only to the extent that it is engaged in providing Telecommunications Services, except that the FCC shall determine whether the provision of fixed and mobile satellite service shall be treated as common carriage.

        "Telecommunications Services" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

        "Telephone Exchange Service" means a service within a telephone exchange, or within a connected system of telephone exchanges within the same exchange area operated to furnish to End User Customers intercommunicating service of the character ordinarily furnished by a single exchange, and which is covered by the exchange service charge, or comparable service provided through a system of Switches, transmission equipment or other facilities (or combinations thereof) by which a subscriber can originate and terminate a Telecommunications Service.

        "Trunk Side" refers to Switch connections that have been programmed to treat the circuit as connected to another switching entity.

        "Wire Center" denotes a building or space within a building that serves as an aggregation point on a given Carrier's network, where transmission facilities are connected or switched. Wire Center can also denote a building where one or more Central Offices, used for the provision of basic exchange telecommunications services and access services, are located.

        Terms not otherwise defined here but defined in the Act and the orders and the rules implementing the Act or elsewhere in the Agreement, shall have the meaning defined there. The definition of terms that are included here and are also defined in the Act, or its implementing orders or rules, are intended to include the definition as set forth in the Act and the rules implementing the Act.

SERVICE EXHIBIT 1
QWEST PLATFORM PLUS™ (QPP™) SERVICE

1.0
Qwest shall provide QPP™ service offerings according to the following terms and conditions. CLEC may use QPP™ services to provide any telecommunications services, information services, or both that CLEC chooses to offer.

1.1   General QPP™ Service Description

        QPP™ services shall consist of the Local Switching Network Element (including the basic switching function, the port, plus the features, functions, and capabilities of the Switch including all compatible and available vertical features, such as hunting and anonymous call rejection, provided by the Qwest switch) and the Shared Transport Network Element in combination, at a minimum to the extent available on UNE-P under the applicable interconnection agreement or SGAT where CLEC has opted into an SGAT as its interconnection agreement (collectively, "ICAs") as the same existed on June 14, 2004. Qwest Advanced Intelligent Network (AIN) services (such as Remote Access Forwarding/Call Following), Qwest Digital Subscriber Line (DSL), and Qwest Voice Messaging Services (VMS) may also be purchased with compatible QPP™ services. These Network Elements will be provided in compliance with all BellCore and other industry standards and technical and performance specifications and will allow CLEC to combine the QPP™ services with a compatible voicemail product and stutter dial tone. Access to 911 emergency services and directory listings will be provided by Qwest pursuant to the terms and conditions of CLEC's ICAs. As part of the QPP™ service, Qwest shall combine the Network Elements that make up QPP™ service with Analog/Digital Capable Loops, with such Loops (including services such as line splitting) being provided pursuant to the rates, terms and conditions of the CLEC's ICAs as described below.

        QPP™ service shall be available in six different service arrangements, each of which is described more fully below: QPP™ Residential; QPP™ Business; QPP™ Centrex (including Centrex 21, Centrex Plus, and Centron in Minnesota only); QPP™ ISDN BRI; QPP™ PAL; and QPP™ PBX Analog DID and non-DID (one way and two way) trunks.

1.2   Combination of QPP™ Network Elements with Loops

        The Loop will be provided by Qwest under the applicable ICAs in effect between Qwest and CLEC at the time the order is placed. As part of the QPP™ service, Qwest shall as described below combine the Local Switching and Shared Transport Network Elements with the Loop provided pursuant to the terms and conditions of CLEC's ICAs.

1.2.1
The following QPP™ service types will be combined with 2-wire loops: QPP™ Business; QPP™ Centrex (including Centrex 21, Centrex Plus, and Centron in Minnesota Only), QPP™ ISDN BRI; QPP™ PAL; QPP™ PBX Analog non-DID and 1-Way DID Trunks, and; QPP™ Residential.

1.2.2
The following QPP™ service type will be combined with 4 wire loops: QPP™ PBX Analog 2-Way DID Trunks.

1.3   Local Switching

        The Local Switching Network Element of QPP™ service will be technically and functionally equivalent or superior to the Local Switching Network Element of the comparable UNE-P service provided by Qwest to CLEC under its ICAs as of June 14, 2004. The Local Switching Network Element of QPP™ service encompasses Line Side and Trunk Side facilities including without limitation the basic switching function, plus the features, functions, and all vertical features that are loaded in Qwest's End Office Switch. Vertical features are software attributes on End Office Switches and are listed in the PCAT.

        Local Switching components include Analog Line Port, Digital Line Port Supporting BRI ISDN and Analog Trunk Ports.

1.3.1
Line Port attributes include but are not limited to: Telephone Number, Dial Tone, Signaling (Loop or ground start), On/Off Hook Detection, Audible and Power Ringing, Automatic Message Accounting (AMA Recording), and Blocking Options. Operator Services, and Directory Assistance are provided pursuant to the terms and conditions of CLEC's ICAs.

1.3.2
Digital Line Port Supporting BRI ISDN. Basic Rate Interface Integrated Services Digital Network (BRI ISDN) is a digital architecture that provides integrated voice and data capability (2 wire). A BRI ISDN Port is a Digital 2B+D (2 Bearer Channels for voice or data and 1 Delta Channel for signaling and D Channel Packet) Line Side Switch connection with BRI ISDN voice and data basic elements. For flexibility and customization, optional features can be added. BRI ISDN Port does not offer B Channel Packet service capabilities. The serving arrangement conforms to the internationally developed, published, and recognized standards generated by International Telegraph and Telephone Union (formerly CCITT).

1.3.3
Analog Trunk Port. DS0 Analog Trunk Ports can be configured as DID, DOD, and Two-way.

1.3.3.1
Analog Trunk Ports provide a 2-Way Analog Trunk with DID, E&M Signaling and 2-Wire or 4-Wire connections. This Trunk Side connection inherently includes hunting within the trunk group.

1.3.3.2
All trunks are designed as 4-Wire leaving the Central Office. For 2-Wire service, the trunks are converted at the End User Customer's location.

1.3.3.3
Two-way Analog DID Trunks are capable of initiating out going calls, and may be equipped with either rotary or Touch-tone (DTMF) for this purpose. When the trunk is equipped with DID Call Transfer feature, both the trunk and telephone instruments must be equipped with DTMF.

1.3.3.4
Two-way Analog DID Trunks require E&M signaling. Qwest will use Type I and II E&M signaling to provide these trunks to the PBX. Type II E&M signaling from Qwest to the PBX will be handled as a Special Assembly request Via ICB.

1.4   Vertical Features and Ancillary Functions and Services

1.4.1
QPP™ service includes nondiscriminatory access to all vertical features that are loaded in Qwest's End Office Switch.

1.4.2
The Local Switching Network Element of QPP™ includes Qwest's signaling network for traffic originated from the Port, including the use of Qwest's call-related databases. In conjunction with QPP™ service, Qwest will provide Qwest's Service Control Points in the same manner, and via the same signaling links, as Qwest uses such service Control Points and signaling links to provide service to its End User Customers from that Switch. Qwest's call related databases include the Line Information Database (LIDB), Internetwork Calling Name Database (ICNAM), 8XX Database for toll free calling, Advanced Intelligent Network Databases (AIN), and Local Number Portability Database. CLEC shall not have access to Qwest's AIN based services that qualify for proprietary treatment, except as expressly provided for in this Agreement.

1.4.3
ICNAM and LIDB. Qwest will provide CLEC with non-discriminatory access to Qwest's LIDB database and ICNAM database as part of the delivery of QPP™ service.

1.4.4
The LIDB database is used to store various telephone line numbers and Special Billing Number (SBN) data used by operator services systems to process and bill Alternately Billed Services (ABS) calls. The operator services system accesses LIDB data to provide originating line (calling number), Billing number and terminating line (called number) information. LIDB is used for calling card validation, fraud prevention, Billing or service restrictions and the sub-account information to be included on the call's Billing record.

1.4.4.1
LIDB database provides information for use in processing Alternately Billed Services (ABS) calls including calling card, billed to third number, and collect calls.

1.4.5
The ICNAM database is used with certain End Office Switch features to provide the calling party's name to CLEC's End User Customer with the applicable feature capability. ICNAM database contains current listed name data by working telephone number served or administered by Qwest, including listed name data provided by other Telecommunications Carriers participating in Qwest's calling name delivery service arrangement.

1.4.5.1
Qwest will provide the listed name of the calling party that relates to the calling telephone number (when the information is actually available in Qwest's database and the delivery thereof is not blocked or otherwise limited by the calling party or other appropriate request).

1.4.5.2
For CLEC's QPP™ End User Customers, Qwest will load and update CLEC's QPP™ End User Customers' name information into the LIDB and ICNAM databases from CLEC's completed service orders. The process will be functionally equivalent to the process used for these databases with UNE-P as of June 14, 2004. CLEC is responsible for the accuracy of its End User Customers' information.

1.4.5.3
Qwest shall exercise reasonable efforts to provide accurate and complete LIDB and ICNAM information. The information is provided on an as-is basis with all faults. Qwest does not warrant or guarantee the correctness or the completeness of such information; however, Qwest will access the same database for CLEC's QPP™ End User Customers as Qwest accesses for its End User Customers. In no event shall Qwest have any liability for system outage or inaccessibility or for losses arising from the authorized use of the data by CLEC.

1.4.5.4
There is no charge for the storage of CLEC's QPP™ End User Customers' information in the LIDB or ICNAM databases.

1.4.6
CLEC Branded Operator Services and Directory Assistance will be available to CLEC with QPP™ service and will be provided pursuant to the terms and conditions of CLEC's ICAs.

1.5   Shared Transport

1.5.1
Qwest shall provide the Shared Transport Network Element as part of the QPP™ service. Transport beyond Qwest's local interoffice network will be carried on Qwest's IntraLATA Toll network and provided by Qwest to CLEC only if CLEC chooses Qwest to provide IntraLATA Toll services for its QPP™ End User Customers. The existing routing tables resident in the Switch will direct both Qwest and CLEC traffic over Qwest's interoffice message trunk network.

1.5.1.1
Qwest does not authorize CLEC to offer Qwest the ILEC as a Local Primary Interexchange Carrier (LPIC) to its existing or new QPP™ End User Customers. Where CLEC assigns Qwest as LPIC 5123 to CLEC's existing or new QPP™ End User Customers, Qwest will bill CLEC at the rates contained or referenced in the attached Rate Sheet.

1.5.1.2
If, during the term of this Agreement, Qwest offers toll service to CLEC's QPP™ End User Customers, Qwest must establish its own Billing relationship with such QPP™ End User Customers. Qwest may not bill CLEC, and CLEC shall have no obligation to pay Qwest, for toll service Qwest provides to CLEC's QPP™ End User Customers. In addition, CLEC shall have no obligation to bill CLEC QPP™ End User Customers for toll service provided by Qwest.

1.5.2
Qwest will provide Shared Transport to carry originating access traffic from, and terminating to, CLEC QPP™ End User Customers. CLEC traffic will be carried on the same transmission facilities between End Office Switches, between End Office Switches and Tandem Switches, and between Tandem Switches in its network facilities that Qwest uses for its own traffic.

1.5.3
Shared Transport usage will be billed in accordance with the rates provided in The Rate Sheet.

1.6   QPP™ Service Arrangement Descriptions

1.6.1
QPP™ Business is available to CLEC for CLEC's business end users and is offered in the following combination: Analog Line Side Port and Shared Transport provided pursuant to this Agreement combined with Analog—2 Wire Voice Grade Loop provided pursuant to CLEC's ICAs.

1.6.2
QPP™ Centrex is available to CLEC for CLEC's business end users. QPP™ Centrex services include Centrex 21, Centrex Plus, and Centron and is offered in the following combination: Analog Line Side Port and Shared Transport provided pursuant to this Agreement combined with an Analog—2 Wire Voice Grade Loop provided pursuant to CLEC's ICAs.

1.6.2.1
CLEC may request a conversion from Centrex 21, Centrex-Plus or Centron service to QPP™ Business or QPP™ Residential.

1.6.2.2
Qwest will provide access to Customer Management System (CMS) with QPP™-Centrex at the rates set forth in the Rate Sheet.

1.6.3
QPP™ ISDN BRI is available to CLEC for CLEC's end user customers and is offered in the following combination: Digital Line Side Port (Supporting BRI ISDN), and Shared Transport provided pursuant to this Agreement combined with a Basic Rate ISDN Capable Loop provided pursuant to CLEC's ICAs.

1.6.4
QPP™ PAL is available to CLEC for CLEC's Payphone Service Providers (PSPs) and is offered in the following combination: Analog Line Side Port, and Shared Transport provided pursuant to this Agreement combined with Analog—2 Wire Voice Grade Loop provided pursuant to CLEC's ICAs.. QPP™ PAL may only be ordered for and provisioned to Payphone Service Providers (PSPs).

1.6.5
QPP™ PBX is available to CLEC for CLEC's business End User Customers. QPP™ PBX will be offered in the following combinations:

1.6.6
PBX Analog non-DID Trunk combination consists of Analog Line Side Port and Shared Transport provided pursuant to this Agreement combined with Analog—2 wire Voice Grade Loop provided pursuant to CLEC's ICAs.

1.6.7
PBX with Analog 1-Way DID Trunks combination consists of DID Trunk Port and Shared Transport provided pursuant to this Agreement combined with Analog—2 wire Voice Grade Loop provided pursuant to CLEC's ICAs.

1.6.8
PBX with Analog 2- Way DID Trunks combination consists of DID Trunk Port and Shared Transport provided pursuant to this Agreement combined with Analog—4 wire Voice Grade Loop provided pursuant to CLEC's ICAs.

1.6.9
QPP™ Residential is available to CLEC for CLEC's residential End User Customers and is offered in the following combination: Analog Line Side Port and Shared Transport provided pursuant to this Agreement combined with Analog—2 Wire Voice Grade Loop provided pursuant to CLEC's ICAs. QPP™ Residential may only be ordered for and provisioned for residential end user application. The definition of residential service shall be the same as in Qwest's retail tariffs as applied to Qwest's End User Customers.

2.0   Additional Terms and Conditions and Service Features

2.1
QPP™ services will be available only in Qwest's Incumbent Local Exchange Carrier service area within its fourteen-state region. QPP™ services will not be subject to any line limitations such as the Zone 1 four-line MSA restriction for unbundled switching. Qwest does not warrant the availability of facilities at any particular serving wire center, provided that Qwest warrants that CLEC shall be able to convert all CLEC UNE-P End User Customers as of the Effective Date to the QPP™ service. QPP™ services will not be available if facilities are not available. Notwithstanding the foregoing, Qwest represents and warrants that it will not otherwise restrict facilities eligible to provide QPP™ service and that any and all facilities that would otherwise be available for retail service to a Qwest End User Customer will be considered eligible for use by CLEC for QPP™ service to serve that same End User Customer.

2.2
Reserved.

2.3
This Agreement is not intended to change or amend existing intercarrier compensation arrangements between CLEC and Qwest. Nothing in this Agreement shall alter or affect CLEC's right to receive any applicable universal service subsidy or other similar payments.

2.3.1
Qwest shall provide to CLEC usage information within Qwest's control with respect to calls originated by or terminated to CLEC QPP™ End User Customers in the form of the actual information that is comparable to the information Qwest uses to bill its own End User Customers. Without limiting the generality of the foregoing, Qwest shall provide CLEC with the Daily Usage Feed billing information.

2.3.2
Qwest shall provide CLEC with usage information necessary for CLEC to bill for InterLATA and IntraLATA Exchange Access to the toll carrier (including Qwest where it is the toll carrier) in the form of either the actual usage or a negotiated or approved surrogate for this information. These Exchange Access records will be provided as Category 11 EMI records.

2.3.3
Qwest will provide DUF records for all usage billable to CLEC's QPP™ lines, including Busy Line Verify (BLV), Busy Line Interrupt (BLI), originating local usage, usage sensitive CLASS™ features, and Qwest-provided intraLATA toll. These records will be provided as Category 01 or Category 10 EMI records. Under this Agreement, terminating local usage records will not be provided. By agreeing to the foregoing, neither Party is foreclosed from advocating for the provision of local terminating records via an appropriate forum.

2.3.4
If CLEC chooses Qwest to provide IntraLATA Toll services for its QPP™ End User Customers, CLEC shall compensate Qwest for such services in accordance with the Rate Sheet.

2.4
QPP™ will include the capability for CLEC's End User Customers to choose their long distance service (InterLATA and IntraLATA) on a 2-PIC basis.

2.4.1
CLEC shall designate the Primary Interexchange Carrier (PIC) assignments on behalf of its End User Customers for InterLATA and IntraLATA services. CLEC shall follow all Applicable Laws, rules and regulations with respect to PIC changes and Qwest disclaims any liability for CLEC's improper PIC change requests.

2.4.2
Feature and InterLATA or IntraLATA PIC changes or additions for QPP™, will be processed concurrently with the QPP™ order as specified by CLEC.

2.5
Access to 911/E911 emergency services for CLEC's End User Customers shall be available pursuant to the terms and conditions of CLEC's ICAs. If Qwest becomes no longer obligated to provide access to 911/E911 emergency services pursuant to 47 U.S.C. §251, then Qwest shall thereafter provide such services under this Agreement with respect to all CLEC QPP™ service End User Customers and new QPP™ service End User Customers, to the same degree and extent that such 911/E911 emergency services were provided by Qwest prior to the elimination of 911/E911 emergency services as an obligation under 47 U.S.C. §251.

2.6
Reserved.

2.7
Qwest AIN, Qwest Voice Messaging Services and Qwest DSL (dependent upon service compatibility and end office availability) are offered on a commercial basis and may be purchased with QPP™ at the rates set forth in the attached Rate Sheet. Retail promotions may not be combined with QPP™. Non-recurring charges associated with Qwest DSL™ are not subject to discount. CLEC may order new or retain existing Qwest DSL service for End User Customers when utilizing QPP™-POTS, QPP™-Centrex, and QPP™-PBX (analog, non-DID trunks only) combinations, where Technically Feasible. The price for Qwest DSL provided with QPP™ service is included in the Rate Sheet to this Agreement.

2.8
Qwest DSL host service is not available with QPP™ service.

2.9
If Qwest develops and deploys new local switch features for its End User Customers, those switch features will be available in the same areas and subject to the same limitations with QPP™ service. The rates to be charged CLEC for such new local switch features will be negotiated but will not in any case be higher than the retail rate Qwest charges.

2.10
CLEC shall have the ability to combine the QPP™ service with a compatible voicemail product and stutter dial tone.

3.0   Rates and Charges

3.1
The recurring ("MRC") and nonrecurring ("NRC") rates for QPP™ services and all applicable usage-based rates and miscellaneous charges (other than applicable intercarrier compensation charges such as access charges and reciprocal compensation and MRCs and NRCs for elements and services provided pursuant to CLEC's ICAs) are set forth in the attached Rate Sheets. The rates for QPP™ services set forth in the attached Rate Sheets will be in addition to the applicable rates for elements and services provided under CLEC's ICAs.

3.2
The loop element combined with a QPP™ service will be provided pursuant to CLEC's ICAs with Qwest at the rates set forth in those ICAs. To the extent that the monthly recurring rate for the loop element in a particular state is modified on or after the Effective Date, the QPP™ port rate for that state in the Rate Sheet will be adjusted (either up or down) so that the total rate applicable to the QPP™ service and loop combination in that state (after giving effect to the QPP™ Port Rate Increases as adjusted for any applicable discount pursuant to Section 3.3 of this Service Exhibit) remains constant. The corresponding adjustment will be applied against the Port Rate Increases for the applicable state negotiated as a part of this Agreement and contained in the Rate Sheet. In no event shall any downward adjustment for a particular state under this section result in QPP™ Port Rate Increase of less than $1.00, nor shall any upward adjustment for a particular state result in a QPP™ Port Rate Increase of more than twice the scheduled increase. If the monthly recurring rate for the loop is modified by a shift in zone designation the parties shall use the difference in the statewide average loop rate as the basis for such adjustment, if any. Nothing in this Agreement shall affect the rates or any other terms and conditions for loops set forth in CLEC's ICAs with Qwest. For purposes of this Agreement, the Port Rate Increases refer to the increases in the Port rate reflecting market pricing on the attached Rate Sheets.

        Illustration 1: If the initial loop rate is $15, the initial Port rate is $3, and the scheduled Port Rate Increase is $2 for residential and $3 for business, an increase in the loop rate of $1.50 to $16.50 will result in a corresponding reduction of the Port Rate Increase for residential to $1.00 (calculated: $2.00—$1.50, but in no event less than $1.00) and a reduction of the Port Rate Increase for business of $1.50 (calculated: $3.00—$1.50).

        Illustration 2: If the initial loop rate is $15, the initial Port rate is $3, and the scheduled Port Rate Increase is $2 for residential and $3 for business, a decrease in the loop rate of $2.50 to $12.50 will result in a corresponding upward adjustment of the Port Rate Increase for residential to $4.00 (calculated: $2.00 plus $2.50, but in no event greater than 2 X $2.00) and an upward adjustment of the Port Rate Increase for business to $5.50 (calculated: $3.00 plus $2.50).

3.3
Provided that Qwest has implemented the Batch Hot Cut Process in a particular state pursuant to the terms and conditions of the Amendment to CLEC's ICAs entered into contemporaneously with this Agreement, , the monthly recurring rates for the switch port in the attached Rate Sheets shall increase incrementally by the amount of the applicable QPP™ Port Rate Increase (as the same may be subsequently adjusted under Section 3.2) on January 1, 2005, January 1, 2006 and January 1, 2007. If the Batch Hot Cut Process has not been implemented in a particular state such that Qwest is not able to process Batch Hot Cuts in that state by December 31, 2004, the QPP™ Port Rate Increases for that state will not go into effect until such time as Qwest is able to process Batch Hot Cut orders in that state, and in the event of any such delay in the effective date of the QPP™ Port Rate increases, there shall be no subsequent true up of the QPP™ Port Rate Increases. If the number of CLEC's QPP™ lines as of October 31, 2005 equals or exceeds 90% of the sum of CLEC's QPP™ and UNE-P lines as of December, 31, 2004, CLEC will be entitled to a discount off of the monthly recurring switch port rate applicable during calendar year 2006 equal to 10% of the QPP™ Port Rate Increases that take effect January 1, 2006. If the number of CLEC's QPP™ lines as of October 31, 2006 equals or exceeds 90% of the sum of CLEC's QPP™ and UNE-P lines as of October, 31, 2005, CLEC will be entitled to a discount off of the monthly recurring switch port rate applicable during calendar year 2007 equal to 10% of the QPP™ Port Rate Increases that take effect January 1, 2007. For purposes of this section, the number of QPP™ lines and the sum of QPP™ service and UNE-P lines shall be calculated on a regionwide basis that includes all states in which this Agreement is in effect.

3.4
CLEC shall be responsible for Billing its End User Customers served via QPP™ for all Miscellaneous Charges and surcharges required of CLEC by statute, regulation or otherwise required.

3.5
CLEC shall pay Qwest the PIC change charge associated with CLEC End User Customer changes of InterLATA or IntraLATA Carriers. Any change in CLEC's End User Customers' InterLATA or IntraLATA Carrier must be requested by CLEC on behalf of its End User Customer.

3.6
If an End User Customer is served by CLEC through a QPP™ service, Qwest will not charge, assess, or collect Switched Access charges for InterLATA or IntraLATA calls originating or terminating from that End User Customer's phone.

3.7
Qwest shall have a reasonable amount of time to implement system or other changes necessary to bill CLEC for rates or charges associated with QPP™ services. Such system or other changes must be completed and operational no later than December 31, 2004.

3.8
QPP™ services have a one month minimum service period requirement for each CLEC End User Customer. The one month minimum service period is the period of time that CLEC is required to pay 100% of the monthly recurring price for the service even if CLEC does not retain service for the entire month. QPP™ services are billed month to month and shall after the one month minimum service period is satisfied be pro-rated for partial months based on the number of days service was provided.

3.9
To receive QPP™ Residential rates, CLEC must identify residential end users by working telephone number (WTN) via LSR as described in the QPP™ PCAT. Qwest will not assess a nonrecurring charge for the processing of this records order to identify the installed base of residential end users. Following submission by CLEC of such LSRs, CLEC and Qwest shall cooperate to ensure that appropriate updates are reflected in Qwest's billing systems. QPP™ Business rates will apply to all WTNs not specifically identified as QPP™ Residential. Changes to the LSR process intended to implement the residential identifier for new orders going forward shall be implemented through the Change Management Process.

3.9.1
To receive QPP™ Residential rates with an Effective Billing Date (EBD) of January 1, 2005, CLEC must identify their existing UNE-P residential end users by working telephone number (WTN) via LSR as described in the QPP™ PCAT by April 1, 2005. On April 1, 2005, Qwest will apply QPP™ Business rates, with an EBD of January 1, 2005, to all WTNs that were in service during this period. For those WTNs identified as residential end users on or before April 1, 2005, Qwest will process a one-time credit per WTN, per month for the period of time that the WTN was in service between January 1, 2005 and April 1, 2005. This one-time credit will be processed on one Billing Account Number (BAN) per state. CLEC waives any right to past credits or discounts related to residential end users that were not so identified by April 1, 2005. After April 1, 2005, only WTNs identified as residential end users will be billed Residential rates (via the Residential End User Credit provided in the Rate Sheet).

3.10
The subsequent order charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing or changing features, and other similar requests.

4.0   Systems and Interfaces

4.1
Qwest and CLEC shall continue to support use of existing UNE-P OSS interfaces and current OSS business rules for QPP™ (including without limitation electronic ordering and flowthrough applicable to UNE-P on June 14, 2004) as the same may evolve over time.

4.2
QPP™ products and services are ordered via an LSR as described in the PCAT. Products and Services Ordering are found on the Qwest wholesale website.

4.3
Prior to placing an order on behalf of each End User Customer, CLEC shall be responsible for obtaining and have in its possession a Proof of Authorization as set forth in this Agreement.

4.4
When Qwest or another provider of choice, at the End User Customer's request, orders the discontinuance of the End User Customer's existing service with CLEC, Qwest will render its closing bill to CLEC effective with the disconnection. Qwest will notify CLEC by FAX, OSS interface, or other agreed upon processes when an End User Customer moves to Qwest or another service provider. Qwest shall not provide CLEC or Qwest retail personnel with the name of the other service provider selected by the End User Customer.

4.5
CLEC shall provide Qwest and Qwest shall provide CLEC with points of contact for order entry, problem resolution, repair, and in the event special attention is required on service request.

5.0   Billing

        Qwest shall provide CLEC, on a monthly basis, within seven to ten (7 - 10) calendar days of the last day of the most recent Billing period, in an agreed upon standard electronic format, Billing information including (1) a summary bill, and (2) individual End User Customer sub-account information. To the extent CLEC needs additional or different billing information in order to properly bill its End Users or other Carriers (including without limitation Qwest), Qwest shall work with CLEC in good faith to deliver such information.

6.0   Maintenance and Repair

6.1
Qwest will maintain facilities and equipment that comprise the QPP™ service provided to CLEC. CLEC or its End User Customers may not rearrange, move, disconnect or attempt to repair Qwest facilities or equipment, other than by connection or disconnection to any interface between Qwest and the End User Customer, without the written consent of Qwest.

6.2
Qwest shall provide general repair and maintenance services on its facilities, including those facilities supporting QPP™ services purchased by CLEC. Without limiting the generality of the foregoing, Qwest shall repair and restore any equipment or any other maintainable component that may adversely impact CLEC's use of QPP™ service. Qwest and CLEC shall cooperate with each other to implement procedures and processes for handling service-affecting events. There shall be no charge for the services provided under this section except as set forth in the Rate Sheet.

7.0   Performance Measures and Reporting, Performance Targets and Service Credits

7.1
Each party shall provide suitably qualified personnel to perform its obligations under this Agreement and all QPP™ services hereunder in a timely and efficient manner with diligence and care, consistent with the professional standards of practice in the industry, and in conformance with all applicable laws and regulations. The QPP™ service attributes and process enhancements are not subject to the Change Management Process ("CMP"). CLEC proposed changes to QPP™ service attributes and process enhancements will be communicated through the standard account interfaces. Change requests common to shared systems and processes subject to CMP will continue to be addressed via the CMP procedures.

7.2
Qwest will provide commercial performance measurements and reporting against established performance targets with QPP™ service. The following performance measurements will apply to QPP™ Residential and QPP™ Business: (a) Firm Order Confirmations (FOCs) On Time, (b) Installation Commitments Met, (c) Order Installation Interval, (d) Out of Service Cleared within 24 Hours, (e) Mean Time to Restore, and (f) Trouble Rate. Commercial measurement definitions, methodologies, performance targets and reporting requirements are attached as Attachment A. Qwest will provide CLEC with the raw data necessary to allow CLEC to disaggregate results at the state level.

7.3
CLEC will be entitled to service credits only for each instance of a missed installation commitment and each instance of an out of service condition that is not cleared within 24 hours as described below. All such service credits shall be applied automatically by Qwest as credit against CLEC's bill for the billing period following the one in which the credits were accrued.

7.3.1
Installation Commitments Met. For each installation commitment that Qwest, through its own fault, fails to meet, Qwest will provide a service credit equal to 100% of the nonrecurring charge for that installation. The definition of a "missed installation commitment" and the associated exclusions are described in Attachment A.

7.3.2
Out of Service Cleared within 24 Hours. For each out-of-service condition that Qwest, through its own fault, fails to resolve within 24 hours, Qwest will provide a service credit equal to one day's recurring charge (monthly recurring charge divided by 30) for each day out of service beyond the first 24 hours. (For example, if the out-of-service condition exists for 25 to 47 hours, CLEC would be entitled to a credit equal to the monthly recurring charge divided by 30. If the out-of-service condition existed for 48 to 71 hours, the credit would equal two times the monthly recurring charge divided by 30). The definition of an "out of service condition" and the associated exclusions are described in Attachment A.

Attachment A to Service Exhibit 1
Performance Targets for Qwest QPP Service

FOC-1—Firm Order Confirmations (FOCs) On Time

Purpose:

        Monitors the timeliness with which Qwest returns Firm Order Confirmations (FOCs) to CLECs in response to LSRs received from CLECs, focusing on the degree to which FOCs are provided within specified intervals.

Description:

        Measures the percentage of Firm Order Confirmations (FOCs) that are provided to CLECs within the intervals specified under "Performance Targets" below for FOC notifications.

  •
  Includes all LSRs that are submitted through IMA-GUI and IMA-EDI interfaces that receive an FOC during the reporting period, subject to exclusions specified below. (Acknowledgments sent separately from an FOC (e.g., EDI 997 transactions are not included.)

  •
  For FOC-1A, the interval measured is the period between the LSR received date/time (based on scheduled up time) and Qwest's response with a FOC notification (notification date and time).

  •
  For FOC-1B, the interval measured is the period between the application date and time, as defined herein, and Qwest's response with a FOC notification (notification date and time).

  •
  "Fully electronic" LSRs are those (1) that are received via IMA-GUI or IMA-EDI, (2) that involve no manual intervention, and (3) for which FOCs are provided mechanically to the CLEC.

  •
  "Electronic/manual" LSRs are received electronically via IMA-GUI or IMA-EDI and involve manual processing.

  •
  LSRs will be evaluated according to the FOC interval categories shown in the "Performance Targets" section below, based on the number of lines requested on the LSR or, where multiple LSRs from the same CLEC are related, based on the combined number of lines requested on the related LSRs.

Reporting Period: One month	Unit of Measure: Percent

Reporting:	Disaggregation Reporting: Regional level.
Individual CLEC	•	FOC-1A: FOCs provided for fully electronic LSRs received via IMA-GUI or IMA-EDI
	•	FOC-1B: FOCs provided for electronic/manual LSRs received via IMA-GUI or IMA-EDI

Formula:

FOC-1A=	{[Count of LSRs for which the original FOC's "(FOC Notification Date & Time)—(LSR received date/time (based on scheduled up time))" is within 20 minutes] ÷ (Total Number of original FOC Notifications transmitted for the service category in the reporting period)} × 100
FOC-1B=
{[Count of LSRs for which the original FOC's "(FOC Notification Date & Time)—(Application Date & Time)" is within the intervals specified for the service category involved] ÷ (Total Number of original FOC Notifications transmitted for the service category in the reporting period)} × 100

Exclusions:

  •
  LSRs involving individual case basis (ICB) handling based on quantities of lines, as specified in the "Performance Targets" section below, or service/request types, deemed to be projects.

  •
  Hours on Weekends and holidays. (Except for FOC-1A, which only excludes hours outside the scheduled system up time.)

  •
  LSRs with CLEC-requested FOC arrangements different from standard FOC arrangements.

  •
  Records with invalid product codes.

  •
  Records missing data essential to the calculation of the measurement per the measure definition.

  •
  Duplicate LSR numbers. (Exclusion to be eliminated upon implementation of IMA capability to disallow duplicate LSR #'s.)

  •
  Invalid start/stop dates/times.

Product Reporting:	Performance Target:

	FOC-1A	95% within 20 minutes
QPP-POTS

	FOC-1B	95% within standard FOC intervals (specified below)
Standard FOC Intervals
	Product GroupNOTE 1	FOC Interval

	QPP-POTS (1-39 lines)	24 hrs

Availability:
Performance can be measured beginning in August 2004 (to be reflected on September 2004 reporting) or the first full month of QPP service (for the following month's reporting), whichever is later.

Notes:
1. LSRs with quantities above the highest number specified for each product type are considered ICB.

ICM-1—Installation Commitments Met

Purpose: Evaluates the extent to which Qwest installs services for Customers by the scheduled due date.
Description: Measures the percentage of orders for which the scheduled due date is met.
• All inward orders (Change, New, and Transfer order types) assigned a due date by Qwest and which are completed/closed during the reporting period are measured, subject to exclusions specified below. Change order types included in this measurement consist of all C orders representing inward activity (with "I" and "T" action coded line USOCs). Also included are orders with customer-requested due dates longer than the standard interval.
• Completion date on or before the Applicable Due Date recorded by Qwest is counted as a met due date. The Applicable Due Date is the original due date or, if changed or delayed by the customer, the most recently revised due date, subject to the following: If Qwest changes a due date for Qwest reasons, the Applicable Due Date is the customer-initiated due date, if any, that is (a) subsequent to the original due date and (b) prior to a Qwest-initiated, changed due date, if any.

Reporting Period: One month	Unit of Measure: Percent

Reporting:	Disaggregation Reporting: Regional level.
Individual CLEC	•	Results for product/services listed in Product Reporting under "MSA Type Disaggregation" will be reported according to orders involving:
ICM-1A Dispatches (Includes within MSA and outside MSA); and
ICM-1B No dispatches.
	•	Results for products/services listed in Product Reporting under "Zone-type Disaggregation" will be reported according to installations:
ICM-1C Interval Zone 1 and Interval Zone 2 areas.

Formula:
[(Total Orders completed in the reporting period on or before the Applicable Due Date) ÷ (Total Orders Completed in the Reporting Period)] × 100

Exclusions:
•	Disconnect, From (another form of disconnect) and Record order types.
•	Due dates missed for standard categories of customer and non-Qwest reasons. Standard categories of customer reasons are: previous service at the location did not have a customer-requested disconnect order issued, no access to customer premises, and customer hold for payment. Standard categories of non-Qwest reasons are: Weather, Disaster, and Work Stoppage.
•	Records involving official company services.
•	Records with invalid due dates or application dates.
•	Records with invalid completion dates.
•	Records with invalid product codes.
•	Records missing data essential to the calculation of the measurement per the measure definition.

Product Reporting MSA-Type:	Performance Target:
QPP-POTS	QPP-POTS (Dispatch and No Dispatch) 95%
Zone-Type:
Availability:	Notes:
Performance can be measured beginning in August 2004 (to be reflected on September 2004 reporting) or the first full month of QPP service (for the following month's reporting), whichever is later.

OII-1—Order Installation Interval

Purpose:

        Evaluates the timeliness of Qwest's installation of services for CLECs, focusing on the average time to install service.

Description:

        Measures the average interval (in business days) between the application date and the completion date for service orders accepted and implemented.

  •
  Includes all inward orders (Change, New, and Transfer order types) assigned a due date by Qwest and which are completed/closed during the reporting period, subject to exclusions specified below. Change order types for additional lines consist of all C orders representing inward activity.

  •
  Intervals for each measured event are counted in whole days: the application date is day zero (0); the day following the application date is day one (1).

  •
  The Applicable Due Date is the original due date or, if changed or delayed by the CLEC, the most recently revised due date, subject to the following: If Qwest changes a due date for Qwest reasons, the Applicable Due Date is the CLEC-initiated due date, if any, that is (a) subsequent to the original due date and (b) prior to a Qwest-initiated, changed due date, if any.(Note 1)

  •
  Time intervals associated with CLEC-initiated due date changes or delays occurring after the Applicable Due Date, as applied in the formula below, are calculated by subtracting the latest Qwest-initiated due date, if any, following the Applicable Due Date, from the subsequent CLEC-initiated due date, if any.NOTE 1

Reporting Period: One month	Unit of Measure: Average Business Days

Reporting:	Disaggregation Reporting: Regional level.
Individual CLEC	•	Results for product/services listed in Product Reporting under "MSA Type Disaggregation" will be reported according to orders involving:
OII-1A Dispatches (Includes within MSA and outside MSA); and
OII-1B No dispatches.
	•	Results for products/services listed in Product Reporting under "Zone-type
Disaggregation" will be reported according to installations:
OII-1C Interval Zone 1 and Interval Zone 2 areas.

Formula:

S[(Order Completion Date)—(Order Application Date)—(Time interval between the Original Due Date and the Applicable Date)—(Time intervals associated with CLEC-initiated due date changes or delays occurring after the Applicable Due Date)] ÷ Total Number of Orders Completed in the reporting period

Explanation: The average installation interval is derived by dividing the sum of installation intervals for all orders (in business days) by total number of service orders completed in the reporting period.

Exclusions:

  •
  Orders with CLEC requested due dates greater than the current standard interval.

  •
  Disconnect, From (another form of disconnect) and Record order types.

  •
  Records involving official company services.

  •
  Records with invalid due dates or application dates.

  •
  Records with invalid completion dates.

  •
  Records with invalid product codes.

  •
  Records missing data essential to the calculation of the measurement per the measure definition.

  •
  Orders involving individual case basis (ICB) handling based on quantities of lines or orders deemed to be projects.

Product Reporting: MSA-Type— QPP-POTS	Reported As: Average business days
Zone-Type—
Performance Target:
QPP-POTS (Dispatched)	6 Days
QPP-POTS (No Dispatch)	3.5 Days

Availability:	Notes:
Performance can be measured beginning in August 2004 (to be reflected on September 2004 reporting) or the first full month of QPP service (for the following month's reporting), whichever is later.	1.	According to this definition, the Applicable Due Date can change, per successive CLEC-initiated due date changes or delays, up to the point when a Qwest-initiated due date change occurs. At that point, the Applicable Due Date becomes fixed (i.e., with no further changes) as the date on which it was set prior to the first Qwest-initiated due date change, if any. Following the first Qwest-initiated due date change, any further CLEC-initiated due date changes or delays are measured as time intervals that are subtracted as indicated in the formula. These delay time intervals are calculated as stated in the description. (Though infrequent, in cases where multiple Qwest-initiated due date changes occur, the stated method for calculating delay intervals is applied to each pair of Qwest-initiated due date change and subsequent CLEC-initiated due date change or delay. The intervals thus calculated from each pairing of Qwest and CLEC-initiated due dates are summed and then subtracted as indicated in the formula.) The result of this approach is that Qwest-initiated impacts on intervals are counted in the reported interval, and CLEC-initiated impacts on intervals are not counted in the reported interval.

OOS24-1—Out of Service Cleared within 24 Hours

Purpose:

        Evaluates timeliness of repair for specified services, focusing on trouble reports where the out-of-service trouble reports were cleared within the standard estimate for specified services (i.e., 24 hours for out-of-service conditions).

Description:

        Measures the percentage of out of service trouble reports, involving specified services, that are cleared within 24 hours of receipt of trouble reports from CLECs or from retail customers.

  •
  Includes all trouble reports, closed during the reporting period, which involve a specified service that is out-of-service (i.e., unable to place or receive calls), subject to exclusions specified below.

  •
  Time measured is from date and time of receipt of trouble ticket to the date and time trouble is indicated as cleared.

Reporting Period: One month	Unit of Measure: Percent
Reporting:	Disaggregation Reporting: Regional level.
Individual CLEC	•	Results for product/services listed in Product Reporting under "MSA Type Disaggregation" will be reported according to orders involving:
OOS24-1A Dispatches (Includes within MSA and outside MSA); and
OOS24-1B No dispatches.
	•	Results for products/services listed in Product Reporting under "Zone-type Disaggregation" will be reported according to installations:
OOS24-1C Interval Zone 1 and Interval Zone 2 areas.

Formula:

        [(Number of Out of Service Trouble Reports closed in the reporting period that are cleared within 24 hours) (Total Number of Out of Service Trouble Reports closed in the reporting period)] × 100

Exclusions:

  •
  Trouble reports coded as follows:

  –
  For products measured from MTAS data (products listed for MSA-type disaggregation), trouble reports coded to disposition codes for: Customer Action; Non-Telco Plant; Trouble Beyond the Network Interface; No Field Visit Test OK, No Field Visit Found OK, Field Visit Found OK, and Miscellaneous—Non-Dispatch, non-Qwest (includes CPE, Customer Instruction, Carrier, Alternate Provider).

  –
  For products measured from WFA (Workforce Administration) data (products listed for Zone-type disaggregation) trouble reports coded to trouble codes for No Trouble Found (NTF), Test O K (TOK), Carrier Action (IEC) and Customer Provided Equipment (CPE).

  •
  Subsequent trouble reports of any trouble before the original trouble report is closed.

  •
  Information tickets generated for internal Qwest system/network monitoring purposes.

  •
  Time delays due to "no access" are excluded from repair time for products/services listed in Product Reporting under "Zone-type Disaggregation".

  •
  For products measured from MTAS data (products listed for MSA-type disaggregation), trouble reports involving a "no access" delay.

  •
  Trouble reports on the day of installation before the installation work is reported by the technician/installer as complete.

  •
  Records involving official company services.

  •
  Records with invalid trouble receipt dates.

  •
  Records with invalid cleared or closed dates.

  •
  Records with invalid product codes.

  •
  Records missing data essential to the calculation of the measurement per the measure definition.

Product Reporting: MSA-Type—	Performance Targets:
• QPP POTS	Dispatch and Non-Dispatch 90%
Zone-Type—
Availability:	Notes:
Performance can be measured beginning in August 2004 (to be reflected on September 2004 reporting) or the first full month of QPP service (for the following month's reporting), whichever is later.

MTTR-1—Mean Time to Restore

Purpose:
Evaluates timeliness of repair, focusing how long it takes to restore services to proper operation.

Description:
Measures the average time taken to clear trouble reports.
•	Includes all trouble reports closed during the reporting period, subject to exclusions specified below.
•	Includes customer direct reports, customer-relayed reports, and test assist reports that result in a trouble report.
•	Time measured is from date and time of receipt to date and time trouble is cleared.

Reporting Period: One month	Unit of Measure: Hours and Minutes

Reporting: Individual CLEC	Disaggregation Reporting: Regional level.
	•	Results for product/services listed in Product Reporting under "MSA Type
Disaggregation" will be reported according to orders involving:
MTTR-1A Dispatches (Includes within MSA and outside MSA); and
MTTR-1B No dispatches.
	•	Results for products/services listed in Product Reporting under "Zone-type
Disaggregation" will be reported according to installations:
	•	MTTR-1C Interval Zone 1 and Interval Zone 2 areas.

Formula:
S[(Date & Time Trouble Report Cleared)—(Date & Time Trouble Report Opened)] ÷ (Total number of Trouble Reports closed in the reporting period)

Exclusions:
•	Trouble reports coded as follows:
	—	For products measured from MTAS data (products listed for MSA-type disaggregation), trouble reports coded to disposition codes for: Customer Action; Non-Telco Plant; Trouble Beyond the Network Interface; No Field Visit Test OK, No Field Visit Found OK, Field Visit Found OK, and Miscellaneous—Non-Dispatch, non-Qwest (includes CPE, Customer Instruction, Carrier, Alternate Provider).
	—	For products measured from WFA (Workforce Administration) data (products listed for Zone-type disaggregation) trouble reports coded to trouble codes for No Trouble Found (NTF), Test O K (TOK), Carrier Action (IEC) and Customer Provided Equipment (CPE).
•	Subsequent trouble reports of any trouble before the original trouble report is closed.
•	Information tickets generated for internal Qwest system/network monitoring purposes.
•	Time delays due to "no access" are excluded from repair time for products/services listed in Product Reporting under "Zone-type Disaggregation".
•	For products measured from MTAS data (products listed for MSA-type disaggregation), trouble reports involving a "no access" delay.
•	Trouble reports on the day of installation before the installation work is reported by the technician/installer as complete.
•	Records involving official company services.
•	Records with invalid trouble receipt dates.
•	Records with invalid cleared or closed dates.
•	Records with invalid product codes.
•	Records missing data essential to the calculation of the measurement per the measure definition.

Product Reporting:	Performance Target:

MSA-Type—	QPP-POTS (No Dispatch)	5 Hours

QPP-POTS	QPP-POTS (Dispatched)	14 Hours

Zone-Type—

•

Availability:	Notes:
Performance can be measured beginning in August 2004 (to be reflected on September 2004 reporting) or the first full month of QPP service (for the following month's reporting), whichever is later.

TR-1—Trouble Rate

Purpose:

        Evaluates the overall rate of trouble reports as a percentage of the total installed base of the service or element.

Description:

        Measures trouble reports by product and compares them to the number of lines in service.

  •
  Includes all trouble reports closed during the reporting period, subject to exclusions specified below.

  •
  Includes all applicable trouble reports, including those that are out of service and those that are only service-affecting.

Reporting Period: One month	Unit of Measure: Percent
Reporting Individual CLEC	Disaggregation Reporting: Regional level.

Formula:

        [(Total number of trouble reports closed in the reporting period involving the specified service grouping) ÷ (Total number of the specified services that are in service in the reporting period)] × 100

Exclusions:

  •
  Trouble reports coded as follows:

  –
  For products measured from MTAS data (products listed for MSA-type, trouble reports coded to disposition codes for: Customer Action; Non-Telco Plant; Trouble Beyond the Network Interface; No Field Visit Test OK, No Field Visit Found OK, Field Visit Found OK, and Miscellaneous—Non-Dispatch, non-Qwest (includes CPE, Customer Instruction, Carrier, Alternate Provider).

  –
  For products measured from WFA (Workforce Administration) data (products listed for Zone-type) trouble reports coded to trouble codes for No Trouble Found (NTF), Test O K (TOK), Carrier Action (IEC) and Customer Provided Equipment (CPE).

  •
  Subsequent trouble reports of any trouble before the original trouble report is closed.

  •
  Information tickets generated for internal Qwest system/network monitoring purposes.

  •
  Time delays due to "no access" are excluded from repair time for products/services listed in Product Reporting under "Zone-type".

  •
  For products measured from MTAS data (products listed for MSA-type, trouble reports involving a "no access" delay.)

  •
  Trouble reports on the day of installation before the installation work is reported by the technician/installer as complete.

  •
  Records involving official company services.

  •
  Records with invalid trouble receipt dates.

  •
  Records with invalid cleared or closed dates.

  •
  Records with invalid product codes.

  •
  Records missing data essential to the calculation of the measurement per the measure definition.

Product Reporting:	Performance Target:
MSA Type:
• QPP-POTS	Diagnostic
Zone Type:
•
Availability:	Notes:
Performance can be measured beginning in August 2004 (to be reflected on September 2004 reporting) or the first full month of QPP service (for the following month's reporting), whichever is later.

Qwest Platform Plus™ (QPP™) Rate Sheet - Arizona

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0008236
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.26

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$2.44
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$10.38
				109.11.1.1.1.4	PBX DID Port		$3.32

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$5.14
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.14)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$13.08
				109.11.1.1.2.4	PBX DID Port		$6.02

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$6.79
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(2.46)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$14.73
				109.11.1.1.3.4	PBX DID Port		$7.67

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$7.27
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(2.73)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$15.21
				109.11.1.1.4.4	PBX DID Port		$8.15

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$8.70
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(4.10)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$16.64
				109.11.1.1.5.4	PBX DID Port		$9.58

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$9.40
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(4.56)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$17.34
				109.11.1.1.6.4	PBX DID Port		$10.28

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.00097
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.81000

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per system		AZ8PS		$78.60
			109.11.1.3.2	Attendant Access Line - per station line		DZR		$1.14
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$0.99
			109.11.1.3.4	Authorization Codes - per system		AFYPS		$235.06
			109.11.1.3.5	Automatic Line		ETVPB		$0.34
			109.11.1.3.6	Automatic Route Selection - Common Equip. per system		F5GPG		$2,062.41
			109.11.1.3.7	Call Drop		NA-FID		$0.34
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$0.99
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.66
			109.11.1.3.10	Call Forwarding Don’t Answer - Incoming Only		69A		$37.25
			109.11.1.3.11	Call Forwarding: Busy Line / Don’t Answer Programmable Svc. Establishment		SEPFA		$15.39
			109.11.1.3.12	Call Forwarding: Busy Line/Don’t Answer (Expanded)		FVJ, FVJHG		$37.25
			109.11.1.3.13	Call Forwarding: Don’t Answer		69H, EVD, EVDHG		$37.25
			109.11.1.3.14	Call Forwarding: Don’t Answer / Call Forward Busy Customer Programmable-Per Line		FSW		$0.99
			109.11.1.3.15	Call Waiting Indication - per timing state		WUT		$0.99
			109.11.1.3.16	Centrex Commom Equipment		HYE, HYS		$1,184.89
			109.11.1.3.17	CLASS - Call Trace, Per Occurrence		NO USOC		$2.35
			109.11.1.3.18	CLASS - Continuous Redial		NSS		$1.24
			109.11.1.3.19	CLASS - Last Call Return		NSQ		$1.25
			109.11.1.3.20	CLASS - Priority Calling		NSK		$1.18
			109.11.1.3.21	CLASS - Selective Call Forwarding		NCE		$1.24
			109.11.1.3.22	CLASS - Selective Call Rejection		NSY		$1.18
			109.11.1.3.23	CMS - Packet Control Capability, per System		PTGPS		$477.21
			109.11.1.3.24	CMS - System Establishment - Initial Installation		MB5XX		$954.41
			109.11.1.3.25	CMS - System Establishment - Subsequent Installation		CPVWO		$477.21

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.26	Conference Calling - Meet Me		MJJPK		$41.72
			109.11.1.3.27	Conference Calling - Preset		MO9PK		$41.72
			109.11.1.3.28	Direct Station Select / Busy Lamp Field per arrangement		BUD		$0.34
			109.11.1.3.29	Directed Call Pickup with Barge-in		6MD		$19.81
			109.11.1.3.30	Directed Call Pickup without Barge-in		69D		$19.81
			109.11.1.3.31	Distinctive Ring/Distinctive Call Waiting		RNN		$39.60
			109.11.1.3.32	Expensive Route Warning Tone- per system with ARS		AQWPS		$70.64
			109.11.1.3.33	Facility Restriction Level - per system		FRKPS		$43.46
			109.11.1.3.34	Group Intercom		GCN		$0.45
			109.11.1.3.35	Hot Line - per line		HLA, HLN		$0.99
			109.11.1.3.36	Hunting: Multiposition Hunt Queuing		MH5		$37.90
			109.11.1.3.37	Hunting: Multiposition with Announcement in Queue		MHW		$37.90
			109.11.1.3.38	Hunting: Multiposition with Music in Queue		MOHPS		$40.03
			109.11.1.3.39	ISDN Short Hunt		NHGPG		$1.67
			109.11.1.3.40	Loudspeaker Paging - per trunk group		PTQPG		$173.41
			109.11.1.3.41	Make Busy Arrangements - per group		A9AEX, P89		$0.66
			109.11.1.3.42	Make Busy Arrangements - per line		MB1		$0.66
			109.11.1.3.43	Message Center - per main station line		MFR		$0.34
			109.11.1.3.44	Message Waiting Visual		MV5		$0.34
			109.11.1.3.45	Music On Hold - per system		MHHPS		$22.72
			109.11.1.3.46	Privacy Release		K7KPK		$0.47
			109.11.1.3.47	Query Time		QT1PK		$0.34
			109.11.1.3.48	SMDR-P - Archived Data		SR7CX		$174.16
			109.11.1.3.49	SMDR-P - Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$333.29
			109.11.1.3.50	Station Camp-On Service - per main station		CPK		$0.34
			109.11.1.3.51	Time of Day Control for ARS - per system		ATBPS		$123.60
			109.11.1.3.52	Time of Day NCOS Update with ARS		A4T		$0.53
			109.11.1.3.53	Time of Day Routing - per line with ARS		ATB		$0.51
			109.11.1.3.54	Trunk Verification from Designated Station		BVS		$0.39
			109.11.1.3.55	UCD in hunt group - per line		MHM, H6U, NZT		$0.66

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$14.30
			109.11.1.4.4	PBX DID Block Compromise				$25.18
			109.11.1.4.5	PBX DID Group of 20 Numbers				$33.50
			109.11.1.4.6	PBX DID Reserve Sequential # Block				$25.03
			109.11.1.4.7	PBX DID Reserve Non Sequential TN				$23.37
			109.11.1.4.8	PBX DID NonSequential TN				$35.15

	109.11.2	Subsequent Order Charge				NHCUU		$13.33	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval
		109.20.1.2	Network Premises Work Charge
			109.20.1.2.1	Basic
				109.20.1.2.1.1	First Increment	HRH11		See Additional
				109.20.1.2.1.2	Each Additional Increment	HRHA1		Labor - Other

			109.20.1.2.2	Overtime
				109.20.1.2.2.1	First Increment	HRH12		See Additional
				109.20.1.2.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.1.2.3	Premium
				109.20.1.2.3.1	First Increment	HRH13		See Additional
				109.20.1.2.3.2	Each Additional Increment	HRHA3		Labor - Other
	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.2.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.2.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.2.1.3	Premium

						USOC	Recurring	Non-Recurring	Notes
				109.20.2.1.3.1	First Increment	MVWPX		See
				109.20.2.1.3.2	Each Additional Increment	MVW3X		Maintenance of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Labor - Other
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

		109.20.2.5	Network Premises Work Charge
			109.20.2.5.1	Basic
				109.20.2.5.1.1	First Increment	HRH11		See Additional
				109.20.2.5.1.2	Each Additional Increment	HRHA1		Labor - Other

			109.20.2.5.2	Overtime
				109.20.2.5.2.1	First Increment	HRH12		See Additional
				109.20.2.5.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.2.5.3	Premium
				109.20.2.5.3.1	First Increment	HRH13		See Additional
				109.20.2.5.3.2	Each Additional Increment	HRHA3		Labor - Other

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.3.3	Date Change					$10.22
		109.20.3.4	Design Change					$72.79
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.28
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.28
			109.23.1.1.3	Disconnect				$0.28
			109.23.1.1.4	First Line (Manual)		URCCV		$16.00
			109.23.1.1.5	Each Additional Line (Manual)		URCCZ		$2.67

		109.23.1.2	QPP™ Analog PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$20.34
			109.23.1.2.2	Each Additional				$3.08

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$0.28
			109.23.1.3.2	Each Additional				$0.28
			109.23.1.3.3	Disconnect				$0.28

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$33.89
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$9.72
			109.23.2.1.3	First Line (Manual)		NHCRB		$50.32
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$11.30

		109.23.2.2	QPP™ Analog DID PBX Trunks					$177.02

		109.23.2.3	QPP™ ISDN-BRI					$241.28

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

			USOC	Recurring	Non-Recurring	Notes
	109.23.4	Qwest DSL		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request			Under Development	(7)
	112.2	Ongoing Maintenance, per Local Service Request			Under Development	(7)
	112.3	Daily Usage Records File, per Record		No Charge at this time		(7)

Notes

(1)                                  Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                  QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                  The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                  QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                  All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                  Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Sheet - Colorado

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.15
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$9.92
				109.11.1.1.1.4	PBX DID Port		$54.19

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$3.85
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(0.36)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$12.62
				109.11.1.1.2.4	PBX DID Port		$56.89

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$5.50
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.51)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$14.27
				109.11.1.1.3.4	PBX DID Port		$58.54

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$5.98
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(1.68)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$14.75
				109.11.1.1.4.4	PBX DID Port		$59.02

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$7.41
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(3.02)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$16.18
				109.11.1.1.5.4	PBX DID Port		$60.45

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$8.11
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(3.36)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$16.88
				109.11.1.1.6.4	PBX DID Port		$61.15

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.00161
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.35000

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	6 Way Calling For Non-Centron Line Ports		GVT		$42.16
			109.11.1.3.2	Account Codes, Per System		AZ8PS		$80.70
			109.11.1.3.3	ARS- Common Equipment, Per Group		F5GPG		$2,059.23
			109.11.1.3.4	ARS- Expensive Route Warning Tone- Per System		AQWPS		$71.61
			109.11.1.3.5	ARS- Facility Restriction Level, Per System		FRKPS		$66.61
			109.11.1.3.6	Attendant Access Line, Per Station		DZR		$1.15
			109.11.1.3.7	Audible Message Waiting		MGN, MWW		$1.00
			109.11.1.3.8	Authorization Codes, Per System		AFYPS		$236.65
			109.11.1.3.9	Centrex Common Equipment		HYE, HYS		$1,210.94
			109.11.1.3.10	CLASS - Call Trace, Per Occurrence		NO USOC		$2.00
			109.11.1.3.11	CMS- Packet Control Capability, Per System		PTGPS		$482.77
			109.11.1.3.12	CMS- System Establishment, Initial Installation		MB5XX		$965.53
			109.11.1.3.13	CMS- System Establishment, Subsequent Installation		CPVWO		$482.77
			109.11.1.3.14	Conference Calling- Meet Me, Per System		MJJPK		$42.16
			109.11.1.3.15	Conference Calling- Preset – Per System		MO9PK		$42.16
			109.11.1.3.16	EBS- Automatic Line, Per Station Line		ETVPB		$1.00
			109.11.1.3.17	EBS- Dir Sta Sel/Busy Lamp Fld, Per Arrangement		BUD		$1.00
			109.11.1.3.18	EBS- Message Center, Per Main Station Line, Per Line		MFR		$1.00
			109.11.1.3.19	EBS- Message Waiting Visual, Per Station Line		MLN		$1.00
			109.11.1.3.20	EBS- Privacy Release, Per Station Line		K7KPK		$1.38
			109.11.1.3.21	EBS Query Time, Per Station Line		QT1PK		$1.00
			109.11.1.3.22	EBS- Station Camp On, Per Main Line, Per Line		CPK		$1.00
			109.11.1.3.23	Hot Line, Per Line Equipped, Per Line		HLN, HLA		$1.00
			109.11.1.3.24	Loudspeaker Paging Trunkside, Per Group		PTQPG		$175.38
			109.11.1.3.25	Message Waiting Visual, Per Line		MV5		$1.00
			109.11.1.3.26	Multiple Position Hunt Announcement, Per Group		MH5		$72.37
			109.11.1.3.27	Multiple Position Hunt Queuing, Per Group		MHW		$37.77
			109.11.1.3.28	Multiple Position Hunt, Per Line		MOHPS		$0.66
			109.11.1.3.29	Music On Hold, Per System (DMS Only)		MHHPS		$67.62
			109.11.1.3.30	SMDR-P- Archived Data		SR7CX		$176.19

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.31	SMDR-P- Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$337.17
			109.11.1.3.32	Time of Day Control for ARS, Per System		ATBPS		$124.66
			109.11.1.3.33	Time of Day NCOS Updated, Per Main Station		A4T		$0.55
			109.11.1.3.34	Time of Day Routing, Per Line		ATBPS		$1.51
			109.11.1.3.35	Trunk Verification from Designated Station, Per Line Equipped		BVS		$1.15
			109.11.1.3.36	UCD- Call Waiting Indication, Per Unique Timing State, Per Timing State		WUT		$1.00
			109.11.1.3.37	UCD- In Hunt Group, Per Line		MHM, H6U, NZT		$0.66
			109.11.1.3.38	UCD- Make Busy Arrangements, Per Group		A9AEX, P89		$1.00
			109.11.1.3.39	UCD- Make Busy Arrangements, Per Line		MB1		$1.00
			109.11.1.3.40	UCD- With Music after Delay		A5M		$0.66

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$10.96
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$24.96
			109.11.1.4.5	PBX DID Block Compromise				$18.83
			109.11.1.4.6	PBX DID Group of 20 Numbers				$25.06
			109.11.1.4.7	PBX DID Reserve Sequential # Block				$18.73
			109.11.1.4.8	PBX DID Reserve Non Sequential TN				$17.48
			109.11.1.4.9	PBX DID NonSequential TN				$26.30

	109.11.2	Subsequent Order Charge				NHCUU		$13.49	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.2.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.2.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance
				109.20.2.1.3.2	Each Additional Increment	MVW3X		of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Labor - Other
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other
		109.20.3.3	Network Premises Work Charge
			109.20.3.3.1	Basic
				109.20.3.3.1.1	First Increment	HRH11		See Additional
				109.20.3.3.1.2	Each Additional Increment	HRHA1		Labor - Other

						USOC	Recurring	Non-Recurring	Notes
			109.20.3.3.2	Overtime
				109.20.3.3.2.1	First Increment	HRH12		See Additional
				109.20.3.3.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.3.3.3	Premium
				109.20.3.3.3.1	First Increment	HRH13		See Additional
				109.20.3.3.3.2	Each Additional Increment	HRHA3		Labor - Other

		109.20.3.4	Date Change					$10.38
		109.20.3.5	Design Change					$73.93
		109.20.3.6	Expedite Charge					ICB	(7)
		109.20.3.7	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.68
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$12.19
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.03

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$15.49
			109.23.1.2.2	Each Additional				$2.34

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$11.34
			109.23.1.3.2	Each Additional				$2.34

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$41.57
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$11.93
			109.23.2.1.3	First Line (Manual)		NHCRB		$61.71
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$13.86

		109.23.2.2	QPP™ Analog DID PBX Trunks					$132.41

		109.23.2.3	QPP™ ISDN-BRI					$180.49

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						Under Development	(7)
	112.2	Ongoing Maintenance, per Local Service Request						Under Development	(7)
	112.3	Daily Usage Records File, per Record					$0.000886		(7)

Notes

(1)                                  Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                  QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                  The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                  QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                  All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                  Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.

The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Sheet - Iowa

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.15
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$14.37
				109.11.1.1.1.4	PBX DID Port		$2.76

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$3.85
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$17.07
				109.11.1.1.2.4	PBX DID Port		$5.46

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$4.88
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(2.31)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$18.10
				109.11.1.1.3.4	PBX DID Port		$6.49

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$5.29
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(2.57)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$18.51
				109.11.1.1.4.4	PBX DID Port		$6.90

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$6.17
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(3.40)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$19.39
				109.11.1.1.5.4	PBX DID Port		$7.78

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$6.73
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(3.78)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$19.95
				109.11.1.1.6.4	PBX DID Port		$8.34

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.001558
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.31

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per System		AZ8PS		$81.95
			109.11.1.3.2	Attendant Access Line, per Station Line		DZR		$1.18
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.04
			109.11.1.3.4	Authorization Codes, per System		AFYPS		$245.09
			109.11.1.3.5	Auto Callback		RGE		$8.52
			109.11.1.3.6	Automatic Line		ETVPB		$0.35
			109.11.1.3.7	Automatic Route Selection - Common Equipment, per System		F5GPG		$2,150.42
			109.11.1.3.8	Call Drop		NA - FID ONLY		$0.35
			109.11.1.3.9	Call Exclusion - Automatic		NXB (ISDN)		$1.04
			109.11.1.3.10	Call Exclusion - Manual		NA-FID (IDSN)		$0.68
			109.11.1.3.11	Call Forwarding Busy Line		69J, 69JHG, EVO, EVOHG, EVB, EVBHG		$8.52
			109.11.1.3.12	Call Forwarding Busy Line - Incoming Only		69B1X		$38.84
			109.11.1.3.13	Call Forwarding Don’t Answer		69H, 69HHG, EVD, EVDHG		$8.52
			109.11.1.3.14	Call Forwarding Don’t Answer / Call Forwarding Busy Customer Programmable- Per Line		FSW		$1.04
			109.11.1.3.15	Call Forwarding Don’t Answer Incoming Only		69A		$38.84
			109.11.1.3.16	Call Forwarding Variable		ESM, CV9		$8.52
			109.11.1.3.17	Call Forwarding: Busy Line / Don’t Answer (Expanded)		FVJ, FVJHG		$38.84

				USOC	Recurring	Non-Recurring	Notes
		109.11.1.3.18	Call Forwarding: Busy Line / Don’t Answer Programmable Service Establishment	SEPFA		$16.04
		109.11.1.3.19	Call Hold	6APPK		$8.52
		109.11.1.3.20	Call Park (Store & Retrieve)	C4Z		$8.52
		109.11.1.3.21	Call Pickup	E3PPK, NZHPN		$8.52
		109.11.1.3.22	Call Waiting / Cancel Call Waiting	ESX		$8.52
		109.11.1.3.23	Call Waiting Indication, per Timing State	WUT		$1.04
		109.11.1.3.24	CLASS – Anonymous Call Rejection	AYK		$8.52
		109.11.1.3.25	CLASS – Call Trace, Per Occurrence	NO USOC		$2.43
		109.11.1.3.26	CLASS – Call Waiting ID	NWT		$8.52
		109.11.1.3.27	CLASS – Calling Name & Number	NNK		$8.52
		109.11.1.3.28	CLASS – Calling Number Delivery	NSD		$8.52
		109.11.1.3.29	CLASS – Calling Number Delivery –Blocking	NKM, NKS		$8.52
		109.11.1.3.30	CLASS – Continuous Redial	NSS		$8.52
		109.11.1.3.31	CLASS – Last Call Return	NSQ		$8.52
		109.11.1.3.32	CLASS – Priority Calling	NSK		$8.52
		109.11.1.3.33	CLASS – Selective Call Forwarding	NCE		$8.52
		109.11.1.3.34	CLASS – Selective Call Rejection	NSY		$8.52
		109.11.1.3.35	CMS - Packet Control Capability, per System	PTGPS		$497.57
		109.11.1.3.36	CMS - System Establishment- Initial Installation	MB5XX		$995.14
		109.11.1.3.37	CMS - System Establishment- Subsequent Installation	CPVWO		$497.57
		109.11.1.3.38	Conference Calling - Meet Me	MJJPK		$43.50
		109.11.1.3.39	Conference Calling - Preset	MO9PK		$43.50
		109.11.1.3.40	Data Call Protection (DMS 100)	D7N		$8.52
		109.11.1.3.41	Direct Station Select / Busy Lamp Field per Arrangement	BUD		$0.35
		109.11.1.3.42	Directed Call Pickup with Barge-in	6MD		$8.52
		109.11.1.3.43	Directed Call Pickup without Barge-in	69D		$20.65
		109.11.1.3.44	Distinctive Ring/Distinctive Call Waiting	RNN		$41.29
		109.11.1.3.45	Distinctive Ringing	DHA, RGG++		$8.52
		109.11.1.3.46	Establish Centrex Common Block , per CLEC, per CO	HYE, HYS		$324.21
		109.11.1.3.47	Expensive Route Warning Tone, per System	AQWPS		$73.66
		109.11.1.3.48	Facility Restriction Level, per System	FRKPS		$45.31
		109.11.1.3.49	Group Intercom	GCN		$0.47
		109.11.1.3.50	Hot Line, per Line	HLN, HLA		$1.04
		109.11.1.3.51	Hunting: Multiposition Hunt Queuing	MH5		$39.52
		109.11.1.3.52	Hunting: Multiposition with Announcement in Queue	MHW		$39.52
		109.11.1.3.53	Hunting: Multiposition with Music in Queue	MOHPS		$41.73
		109.11.1.3.54	ISDN Short Hunt	NHGPG		$1.74
		109.11.1.3.55	Loudspeaker Paging, per Trunk Group	PTQPG		$180.81
		109.11.1.3.56	Make Busy Arrangements, per Group	A9AEX, P89		$0.68
		109.11.1.3.57	Make Busy Arrangements, per Line	MB1		$0.68
		109.11.1.3.58	Message Center, per Main Station Line	MFR		$0.35
		109.11.1.3.59	Message Waiting Indication A/V	M1W		$8.52
		109.11.1.3.60	Message Waiting Visual	MV5		$0.35
		109.11.1.3.61	Music On Hold, per System	MHHPS		$23.69
		109.11.1.3.62	Privacy Release	K7KPK		$0.49
		109.11.1.3.63	Query Time	QT1PK		$0.35
		109.11.1.3.64	SMDR-P - Archived Data	SR7CX		$181.59
		109.11.1.3.65	SMDR-P - Service Establishment Charge, Initial Installation	SEPSP, SEPSR		$347.51
		109.11.1.3.66	Speed Call Long – Customer Changeable	EVH, GVV, GV2		$8.52
		109.11.1.3.67	Station Camp-On Service, per Main Station	CPK		$0.35
		109.11.1.3.68	Station Dial Conferencing (6-way)	GVT		$8.52
		109.11.1.3.69	Three Way Calling	ESC		$8.52
		109.11.1.3.70	Time of Day Control for ARS, per System	ATBPS		$128.87
		109.11.1.3.71	Time of Day NCOS Update	A4T		$0.55
		109.11.1.3.72	Time of Day Routing, per Line	ATB		$0.53
		109.11.1.3.73	Trunk Answer Any Station	NTU		$8.52
		109.11.1.3.74	Trunk Verification from Designated Station	BVS		$0.40
		109.11.1.3.75	UCD in Hunt Group, per Line	MHM, H6U, NZT		$0.67

	109.11.1.4	Other
		109.11.1.4.1	Custom Number		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
		109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling			$14.71
		109.11.1.4.4	PBX DID Complex Translations Signaling Change			$34.33
		109.11.1.4.5	PBX DID Block Compromise			$25.90
		109.11.1.4.6	PBX DID Group of 20 Numbers			$34.47
		109.11.1.4.7	PBX DID Reserve Sequential # Block			$25.75
		109.11.1.4.8	PBX UNE-P DID Reserve Nonsequential Telephone Numbers			$24.04
		109.11.1.4.9	PBX DID Nonsequential Telephone Numbers			$36.16

109.11.2	Subsequent Order Charge			NHCUU		$13.90	(4)

						USOC	Recurring	Non-Recurring	Notes
	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.2.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.2.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance
				109.20.2.1.3.2	Each Additional Increment	MVW3X		of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Labor - Other
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			No USOC		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.3.3	Date Change					$10.66
		109.20.3.4	Design Change					$75.90
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.69
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$16.68
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.78

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$21.20
			109.23.1.2.2	Each Additional				$3.21

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$15.52
			109.23.1.3.2	Each Additional				$3.21

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$56.90
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$16.33
			109.23.2.1.3	First Line (Manual)		NHCRB		$84.47
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$18.97

		109.23.2.2	QPP™ Analog DID PBX Trunks					$182.10

		109.23.2.3	QPP™ ISDN-BRI					$248.21

			USOC	Recurring	Non-Recurring	Notes
	109.23.3	Qwest AIN Features		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request			No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request			No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record		$0.000948		(7)

Notes

(1)                                 Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                 QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                 The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                 QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                 All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                 Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.   The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                 Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Sheet - Idaho

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL in ID-S (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL in ID-N, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.34
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$12.53
				109.11.1.1.1.4	PBX DID Port		$2.43

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$4.04
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$15.23
				109.11.1.1.2.4	PBX DID Port		$5.13

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$4.75
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.99)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$15.94
				109.11.1.1.3.4	PBX DID Port		$5.84

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$5.13
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(2.22)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$16.32
				109.11.1.1.4.4	PBX DID Port		$6.22

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$5.72
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(2.76)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$16.91
				109.11.1.1.5.4	PBX DID Port		$6.81

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$6.21
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(3.07)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$17.40
				109.11.1.1.6.4	PBX DID Port		$7.30

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL in ID-S (Per MOU)			$0.001343
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL in ID-N, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.13

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per System		AZ8PS		$77.41
			109.11.1.3.2	Attendant Access Line, per Station Line		DZR		$1.12
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$0.98
			109.11.1.3.4	Authorization Codes,- per System		AFYPS		$231.08
			109.11.1.3.5	Automatic Line		ETVPB		$0.33
			109.11.1.3.6	Automatic Route Selection - Common Equipment, per System		F5GPG		$2,015.21
			109.11.1.3.7	Call Drop		FID ONLY		$0.23
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$0.70
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.46
			109.11.1.3.10	Call Forwarding Busy Line - Incoming Only		69B1X		$20.63
			109.11.1.3.11	Call Forwarding Don’t Answer Incoming Only		69A		$20.63
			109.11.1.3.12	Call Forwarding: Busy Line / Don’t Answer Programmable Service Establishment		SEPFA		$11.27
			109.11.1.3.13	Call Forwarding: Don’t Answer / Call Forwarding Busy Customer Programmable, per Line		FSW		$0.62
			109.11.1.3.14	Call Waiting Indication,- per Timing State		WUT		$0.70
			109.11.1.3.15	Centrex Common Equipment		HYE, HYS		$1,370.25
			109.11.1.3.16	CLASS - Call Trace, Per Occurrence		NO USOC		$1.43
			109.11.1.3.17	CLASS - Continuous Redial		NSS		$1.28
			109.11.1.3.18	CLASS - Last Call Return		NSQ		$1.29
			109.11.1.3.19	CLASS - Priority Calling		NSK		$1.21
			109.11.1.3.20	CLASS - Selective Call Forwarding		NCE		$1.28
			109.11.1.3.21	CLASS - Selective Call Rejection		FKQPN, NSY		$1.21
			109.11.1.3.22	Direct Station Selection / Busy Lamp Field, per Arrangement		BUD		$0.24
			109.11.1.3.23	Directed Call Pickup with Barge-in		6MD		$13.01
			109.11.1.3.24	Directed Call Pickup without Barge-in		69D		$13.87
			109.11.1.3.25	Distinctive Ring/Distinctive Call Waiting		RNN		$27.74

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.26	Expensive Route Warning Tone, per System		AQWPS		$49.48
			109.11.1.3.27	Group Intercom		GCN		$0.31
			109.11.1.3.28	Hot Line, per Line		HLN, HLA		$1.05
			109.11.1.3.29	Hunting: Multiposition Hunt Queuing		MH5		$29.25
			109.11.1.3.30	Hunting: Multiposition with Announcement in Queue		MHW		$31.72
			109.11.1.3.31	Hunting: Multiposition with Music in Queue		MOHPS		$28.04
			109.11.1.3.32	ISDN Short Hunt		NHGPG, NHGPN		$1.17
			109.11.1.3.33	Loudspeaker Paging, per Trunk Group		PTQPG		$183.60
			109.11.1.3.34	Make Busy Arrangements, per Group		A9AEX, P89		$0.53
			109.11.1.3.35	Make Busy Arrangements, per Line		MB1		$0.53
			109.11.1.3.36	Message Center, per Main Station Line		MFR		$0.31
			109.11.1.3.37	Message Waiting Visual		MV5		$0.31
			109.11.1.3.38	Music On Hold, per System		MHHPS		$20.75
			109.11.1.3.39	Privacy Release		K7KPK		$0.42
			109.11.1.3.40	Query Time		QT1PK		$0.31
			109.11.1.3.41	SMDR-P - Archived Data		SR7CX		$170.75
			109.11.1.3.42	SMDR-P - Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$323.33
			109.11.1.3.43	Station Camp-On Service, per Main Station		CPK		$0.31
			109.11.1.3.44	Time of Day Control for ARS, per System		ATBPS		$95.48
			109.11.1.3.45	Time of Day NCOS Update		A4T		$0.41
			109.11.1.3.46	Time of Day Routing, per Line		ATB		$0.46
			109.11.1.3.47	Trunk Verification from Designated Station		BVS		$0.35
			109.11.1.3.48	UCD in Hunt Group, per Line		MHM		$0.64

		109.11.1.4	Premium Port Features- Additional Charge				$2.08
			109.11.1.4.1	CMS - System Establishment - Initial Installation		MB5XX		$962.10
			109.11.1.4.2	CMS - System Establishment, Subsequent Installation		CPVWO		$481.05
			109.11.1.4.3	CMS - Packet Control Capability, per System		PTGPS		$481.05
			109.11.1.4.4	Conference Calling - Meet Me		MJJPK		$32.24
			109.11.1.4.5	Conference Calling - Preset		MO9PK		$32.24
			109.11.1.4.6	Conference Calling - Station Dial (6-Way)		GVT		$47.48

		109.11.1.5	Other
			109.11.1.5.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.5.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$15.22
			109.11.1.5.4	PBX DID Complex Translations Signaling Change				$35.52
			109.11.1.5.5	PBX DID Block Compromise				$25.53
			109.11.1.5.6	PBX DID Group of 20 Numbers				$31.36
			109.11.1.5.7	PBX DID Reserve Sequential # Block				$25.38
			109.11.1.5.8	PBX DID Reserve Nonsequential Telephone Numbers				$23.67
			109.11.1.5.9	PBX DID Nonsequential Telephone Numbers				$33.18

	109.11.2	Subsequent Order Charge				NHCUU		$12.17	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Design - North
		109.20.1.1	Maintenance of Service
			109.20.1.1.1	Basic
				109.20.1.1.1.1	First Increment	MVWXX		See
				109.20.1.1.1.2	Each Additional Increment	MVW1X		Maintenance of Service

			109.20.1.1.2	Overtime
				109.20.1.1.2.1	First Increment	MVWOX		See
				109.20.1.1.2.2	Each Additional Increment	MVW2X		Maintenance of Service

			109.20.1.1.3	Premium
				109.20.1.1.3.1	First Increment	MVWPX		See
				109.20.1.1.3.2	Each Additional Increment	MVW3X		Maintenance of Service

		109.20.1.2	Optional Testing (Additional Labor)
			109.20.1.2.1	Basic, First and Each Additional Increment		OTNBX		See
			109.20.1.2.2	Overtime, First and Each Additional Increment		OTNOX		Additional
			109.20.1.2.3	Premium, First and Each Additional Increment		OTNPX		Labor - Other

		109.20.1.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.1.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

	109.20.2	Design and Non-Design - North
		109.20.2.1	Trip Charge - Premises Visit Charge			SCO		See Additional Dispatch

						USOC	Recurring	Non-Recurring	Notes
		109.20.2.2	Premises Work Charge
			109.20.2.2.1	Basic
				109.20.2.2.1.1	First Increment	HRD11		See Additional
				109.20.2.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.2.2.2	Overtime
				109.20.2.2.2.1	First Increment	HRD12		See Additional
				109.20.2.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.2.2.3	Premium
				109.20.2.2.3.1	First Increment	HRD13		See Additional
				109.20.2.2.3.2	Each Additional Increment	HRDA3		Labor - Other
	109.20.3	Non-Design - South
		109.20.3.1	Network Premises Work Charge
			109.20.3.1.1	All Hours, 1st 15 minutes		HRH11		See
			109.20.3.1.2	All Hours, next three 15 minutes		HRHA1		Additional
			109.20.3.1.3	All Hours, ea addt’l 15 minutes		HRDA1		Labor - Other

	109.20.4	Design - South
		109.20.4.1	Maintenance of Service
			109.20.4.1.1	Basic
				109.20.4.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.4.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.4.1.2	Overtime
				109.20.4.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.4.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.4.1.3.1	Premium
				109.20.4.1.3.1	First Increment	MVWPX		See Maintenance
				109.20.4.1.3.2	Each Additional Increment	MVW3X		of Service

		109.20.4.2	Optional Testing (Additional Labor)
			109.20.4.2.1	Basic, First and Each Additional Increment		OTNBX		See
			109.20.4.2.2	Overtime, First and Each Additional Increment		OTNOX		Additional
			109.20.4.2.3	Premium, First and Each Additional Increment		OTNPX		Labor - Other

		109.20.4.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.4.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

		109.20.4.5	Network Premises Work Charge
			109.20.4.5.1	Basic
				109.20.2.5.1.1	First Increment	HRH11		See Additional
				109.20.2.5.1.2	Each Additional Increment	HRHA1		Labor - Other

			109.20.4.5.2	Overtime
				109.20.2.5.2.1	First Increment	HRH12		See Additional
				109.20.2.5.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.4.5.3	Premium
				109.20.2.5.3.1	First Increment	HRH13		See Additional
				109.20.2.5.3.2	Each Additional Increment	HRHA3		Labor - Other

	109.20.5	Design and Non-Design - South
		109.20.5.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch
		109.20.5.2	Premises Work Charge
			109.20.5.2.1	Basic
				109.20.5.2.1.1	First Increment	HRD11		See Additional
				109.20.5.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.5.2.2	Overtime
				109.20.5.2.2.1	First Increment	HRD12		See Additional
				109.20.5.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.5.2.3	Premium
				109.20.5.2.3.1	First Increment	HRD13		See Additional
				109.20.5.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.5.3	Date Change					$10.82
		109.20.5.4	Design Change					$73.99
		109.20.5.5	Expedite Charge					ICB	(7)
		109.20.5.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.63
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.12
			109.23.1.1.3	First Line (Manual)		URCCV		$16.22
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.27

					USOC	Recurring	Non-Recurring	Notes
		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk	URCCD		$28.84
			109.23.1.2.2	Each Additional			$2.73

		109.23.1.3	QPP™ ISDN BRI		URCCU
			109.23.1.3.1	First			$30.66
			109.23.1.3.2	Each Additional			$2.73

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)	NHCRA		$57.72
			109.23.2.1.2	Each Additional Line (Mechanized)	NHCRC		$15.69
			109.23.2.1.3	First Line (Manual)	NHCRB		$82.30
			109.23.2.1.4	Each Additional Line (Manual)	NHCRD		$18.28

		109.23.2.2	QPP™ Analog DID PBX Trunks				$15.21

		109.23.2.3	QPP™ ISDN-BRI				$272.96

	109.23.3	Qwest AIN Features				See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL				See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services				See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request					$5.00
	112.2	Ongoing Maintenance, per Local Service Request					$1.40
	112.3	Daily Usage Records File, per Record				$0.000419

Notes

(1)            Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                  QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                  The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                  QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                  All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                  Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Sheet - Minnesota

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential and Business (Per MOU)				$0.0006513
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.21

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$3.12
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$9.36
				109.11.1.1.1.4	PBX DID Port		$2.95

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$5.82
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(0.36)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$12.06
				109.11.1.1.2.4	PBX DID Port		$5.65

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$7.47
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.51)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$13.71
				109.11.1.1.3.4	PBX DID Port		$7.30

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$7.95
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(1.68)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$14.19
				109.11.1.1.4.4	PBX DID Port		$7.78

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$9.38
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(3.02)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$15.62
				109.11.1.1.5.4	PBX DID Port		$9.21

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$10.08
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(3.36)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$16.32
				109.11.1.1.6.4	PBX DID Port		$9.91

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential and Business (Per MOU)			$0.00
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.00

		109.11.1.3	Switch Features				$0.00	$0.00	(2), (3)

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translation Digits Outpulsed				$11.44
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$26.69
			109.11.1.4.5	PBX DID Block Compromise				$4.94
			109.11.1.4.6	PBX DID Group of 20 Numbers				$1.50
			109.11.1.4.7	PBX DID Reserve Sequential # Block				$4.90
			109.11.1.4.8	PBX DID Reserve Nonsequential Telephone Number				$3.53
			109.11.1.4.9	PBX DID Nonsequential Telephone Number				$3.53

	109.11.2	Subsequent Order Charge/Feature Change Charge				NHCUU, NHCVQ		$0.44	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

						USOC	Recurring	Non-Recurring	Notes
	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.2.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.2.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance
				109.20.2.1.3.2	Each Additional Increment	MVW3X		of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional Labor - Other
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			No USOC		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.3.3	Date Change					Under Development	(7)
		109.20.3.4	Design Change					Under Development	(7)
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.67
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.67
			109.23.1.1.3	Disconnect (Manual and Mechanized)				$0.44
			109.23.1.1.4	First Line (Manual)		URCCV		$0.67
			109.23.1.1.5	Each Additional Line (Manual)		URCCZ		$0.67

		109.23.1.2	QPP™ PBX DID Trunks					$1.07

		109.23.1.3	QPP™ ISDN BRI			URCCU		$1.13

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$0.67
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$0.67
			109.23.2.1.3	Disconnect (Manual and Mechanized)				$0.44
			109.23.2.1.4	First Line (Manual)		NHCRB		$0.44
			109.23.2.1.5	Each Additional Line (Manual)		NHCRD		$0.44

		109.23.2.2	QPP™ Analog DID PBX Trunks					$181.92

		109.23.2.3	QPP™ ISDN-BRI					$248.92

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

			USOC	Recurring	Non-Recurring	Notes
112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request			Under development	(7)
	112.2	Ongoing Maintenance, per Local Service Request			Under development	(7)
	112.3	Daily Usage Records File, per Record		$0.00		(7)

Notes

(1)                                 Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                 QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                 USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                 The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                 QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                 All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                 Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.   The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                 Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Sheet - Montana

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential and Business (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.58
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$17.27
				109.11.1.1.1.4	PBX DID Port		$4.61

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$4.28
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$19.97
				109.11.1.1.2.4	PBX DID Port		$7.31

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$4.99
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.99)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$20.68
				109.11.1.1.3.4	PBX DID Port		$8.02

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$5.37
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(2.22)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$21.06
				109.11.1.1.4.4	PBX DID Port		$8.40

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$5.96
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(2.76)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$21.65
				109.11.1.1.5.4	PBX DID Port		$8.99

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$6.45
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(3.07)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$22.14
				109.11.1.1.6.4	PBX DID Port		$9.48

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential and Business (Per MOU)			$0.001574
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.320

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per system		AZ8PS		$81.45
			109.11.1.3.2	Attendant Access Line - per station line		DZR		$1.18
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.03
			109.11.1.3.4	Authorization Codes - per system		AFYPS		$243.60
			109.11.1.3.5	Automatic Line		ETVPB		$0.35
			109.11.1.3.6	Automatic Route Selection - Common Equip. per system		F5GPG		$2,137.36
			109.11.1.3.7	Call Drop		FID ONLY		$0.35
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$1.03
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.68
			109.11.1.3.10	Call Forwarding Don’t Answer / Call Forwarding Busy, Customer Programmable, per Line		FSW		$1.03
			109.11.1.3.11	Call Forwarding: Busy Line/Don’t Answer Programmable Svc. Establishment		SEPFA		$15.94
			109.11.1.3.12	Call Waiting Indication - per timing state		WUT		$1.03
			109.11.1.3.13	Centrex Common Equipment		HYE, HYS		$1,227.95
			109.11.1.3.14	CLASS - Call Trace, Per Occurrence		NO USOC		$1.55
			109.11.1.3.15	CLASS - Continuous Redial		NSS		$1.28
			109.11.1.3.16	CLASS - Last Call Return		NSQ		$1.29
			109.11.1.3.17	CLASS - Priority Calling		NSK		$1.23
			109.11.1.3.18	CLASS - Selective Call Forwarding		NCE		$1.28
			109.11.1.3.19	CLASS - Selective Call Rejection		NSY		$1.23
			109.11.1.3.20	CMS - Pack Control Capability		PTGPS		$494.55
			109.11.1.3.21	CMS - System Establishment - Initial Installation		MB5XX		$989.10
			109.11.1.3.22	CMS - System Establishment - Subsequent Installation		CPVWO		$494.55
			109.11.1.3.23	Conference Calling - Meet Me		MJJPK		$43.24
			109.11.1.3.24	Conference Calling - Preset		MO9PK		$43.24
			109.11.1.3.25	Direct Station Selection / Busy Lamp Field, per Arrangement		BUD		$0.35

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.26	Directed Call Pickup with Barge-in		6MD		$20.53
			109.11.1.3.27	Directed Call Pickup without Barge-in		69D		$20.53
			109.11.1.3.28	Distinctive Ring/Distinctive Call Waiting		RNN		$41.04
			109.11.1.3.29	Expensive Route Warning Tone- per system		AQWPS		$73.21
			109.11.1.3.30	Facility Restriction Level - per system		FRKPS		$45.04
			109.11.1.3.31	Group Intercom		GCN		$0.46
			109.11.1.3.32	Hot Line - per line		HLA, HLN		$1.03
			109.11.1.3.33	Hunting: Multiposition Hunt Queuing		MH5		$39.28
			109.11.1.3.34	Hunting: Multiposition with Announcement in Queue		MHW		$39.28
			109.11.1.3.35	Hunting: Multiposition with Music in Queue		MOHPS		$41.48
			109.11.1.3.36	ISDN Short Hunt		NHGPG		$1.73
			109.11.1.3.37	Loudspeaker Paging - per trunk group		PTQPG		$179.71
			109.11.1.3.38	Make Busy Arrangements - per group		A9AEX, P89		$0.68
			109.11.1.3.39	Make Busy Arrangements - per line		MB1		$0.68
			109.11.1.3.40	Message Center - per main station line		MFR		$0.35
			109.11.1.3.41	Message Waiting Visual		MV5		$0.35
			109.11.1.3.42	Music On Hold - per system		MHHPS		$23.55
			109.11.1.3.43	Privacy Release		K7KPK		$0.48
			109.11.1.3.44	Query Time		QT1PK		$0.35
			109.11.1.3.45	SMDR-P - Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$180.49
			109.11.1.3.46	Station Camp-On Service - per main station		CPK		$0.35
			109.11.1.3.47	Time of Day Control for ARS - per system		ATBPS		$128.09
			109.11.1.3.48	Time of Day NCOS Update		A4T		$0.55
			109.11.1.3.49	Time of Day Routing - per line		ATB		$0.52
			109.11.1.3.50	Trunk Verification from Designated Station		BVS		$0.40
			109.11.1.3.51	UCD in hunt group - per line		MHM, H6U, NZT		$0.68

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translation Digits Outpulsed Changed Signaling				$14.62
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$34.12
			109.11.1.4.5	PBX DID Block Compromise				$25.75
			109.11.1.4.6	PBX DID Reserve Sequential Number Block				$25.59
			109.11.1.4.7	PBX DID Trunk Terminations				$24.03
			109.11.1.4.8	PBX DID Reserve Nonsequential Telephone Number				$23.89
			109.11.1.4.9	PBX DID Nonsequential Telephone Numbers				$35.94

	109.11.2	Subsequent Order Charge				NHCUU		$13.40	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.2.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.2.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance
				109.20.2.1.3.2	Each Additional Increment	MVW3X		of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Labor - Other
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

						USOC	Recurring	Non-Recurring	Notes
	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other
		109.20.3.3	Network Premises Work Charge
			109.20.3.3.1	Basic
				109.20.3.3.1.1	First Increment	HRH11		See Additional
				109.20.3.3.1.2	Each Additional Increment	HRHA1		Labor - Other

			109.20.3.3.2	Overtime
				109.20.3.3.2.1	First Increment	HRH12		See Additional
				109.20.3.3.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.3.3.3	Premium
				109.20.3.3.3.1 109.20.3.3.3.2	First Increment Each Additional Increment	HRH13 HRHA3		See Additional Labor - Other

		109.20.3.4	Date Change					$10.59
		109.20.3.5	Design Change					$75.44
		109.20.3.6	Expedite Charge					ICB	(7)
		109.20.3.7	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.69
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$16.58
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.76

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$30.16
			109.23.1.2.2	Each Additional				$2.82

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$32.04
			109.23.1.3.2	Each Additional				$2.82

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$56.56
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$16.23
			109.23.2.1.3	First Line (Manual)		NHCRB		$83.96
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$18.85

		109.23.2.2	QPP™ Analog DID PBX Trunks					$165.61

		109.23.2.3	QPP™ ISDN-BRI					$318.00

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request						No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record					$0.000985

Notes

(1)                                  Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                  QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                  The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                  QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                  All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                  Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Sheet - North Dakota

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential and Business (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.27
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$21.16
				109.11.1.1.1.4	PBX DID Port		$2.55

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$3.97
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$23.86
				109.11.1.1.2.4	PBX DID Port		$5.25

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$5.62
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(2.93)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$25.51
				109.11.1.1.3.4	PBX DID Port		$6.90

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$6.10
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(3.26)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$25.99
				109.11.1.1.4.4	PBX DID Port		$7.38

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$7.53
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(4.64)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$27.42
				109.11.1.1.5.4	PBX DID Port		$8.81

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$8.23
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(5.16)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$28.12
				109.11.1.1.6.4	PBX DID Port		$9.51

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential and Business (Per MOU)			$0.001475
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.24

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per system		AZ8PS		$81.45
			109.11.1.3.2	Attendant Access Line - per station line		DZR		$1.18
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.03
			109.11.1.3.4	Authorization Codes - per system		AFYPS		$243.60
			109.11.1.3.5	Automatic Line		ETVPB		$0.35
			109.11.1.3.6	Automatic Route Selection - Common Equip. per system		F5GPG		$2,137.36
			109.11.1.3.7	Call Drop		NA-FID		$0.35
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$1.03
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.68
			109.11.1.3.10	Call Forwarding Don’t Answer / Call Forwarding Busy, Customer Programmable, per Line		FSW		$1.03
			109.11.1.3.11	Call Forwarding: Busy Line/Don’t Answer Programmable Svc. Establishment		SEPFA		$15.94
			109.11.1.3.12	Call Waiting Indication - per timing state		WUT		$1.03
			109.11.1.3.13	Centrex Common Equipment		HYE, HYS		$1,227.95
			109.11.1.3.14	CLASS - Call Trace, Per Occurrence		NO USOC		$1.55
			109.11.1.3.15	CLASS - Continuous Redial		NSS		$1.28
			109.11.1.3.16	CLASS - Last Call Return		NSQ		$1.29
			109.11.1.3.17	CLASS - Priority Calling		NSK		$1.23
			109.11.1.3.18	CLASS - Selective Call Forwarding		NCE		$1.28
			109.11.1.3.19	CLASS - Selective Call Rejection		NSY		$1.23
			109.11.1.3.20	CMS - Pack Control Capability		PTGPS		$494.55
			109.11.1.3.21	CMS - System Establishment - Initial Installation		MB5XX		$989.10
			109.11.1.3.22	CMS - System Establishment - Subsequent Installation		CPVWO		$494.55
			109.11.1.3.23	Conference Calling - Meet Me		MJJPK		$43.24
			109.11.1.3.24	Conference Calling - Preset		MO9PK		$43.24
			109.11.1.3.25	Direct Station Selection / Busy Lamp Field, per Arrangement		BUD		$0.35
			109.11.1.3.26	Directed Call Pickup with Barge-in		6MD		$20.53
			109.11.1.3.27	Directed Call Pickup without Barge-in		69D		$20.53
			109.11.1.3.28	Distinctive Ring/Distinctive Call Waiting		RNN		$41.04

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.29	Expensive Route Warning Tone- per system		AQWPS		$73.21
			109.11.1.3.30	Facility Restriction Level - per system		FRKPS		$45.04
			109.11.1.3.31	Group Intercom		GCN		$0.46
			109.11.1.3.32	Hot Line - per line		HLA, HLN		$1.03
			109.11.1.3.33	Hunting: Multiposition Hunt Queuing		MH5		$39.28
			109.11.1.3.34	Hunting: Multiposition with Announcement in Queue		MHW		$39.28
			109.11.1.3.35	Hunting: Multiposition with Music in Queue		MOHPS		$41.48
			109.11.1.3.36	ISDN Short Hunt		NHGPG		$1.73
			109.11.1.3.37	Loudspeaker Paging - per trunk group		PTQPG		$179.71
			109.11.1.3.38	Make Busy Arrangements - per group		A9AEX, P89		$0.68
			109.11.1.3.39	Make Busy Arrangements - per line		MB1		$0.68
			109.11.1.3.40	Message Center - per main station line		MFR		$0.35
			109.11.1.3.41	Message Waiting Visual		MV5		$0.35
			109.11.1.3.42	Music On Hold - per system		MHHPS		$23.55
			109.11.1.3.43	Privacy Release		K7KPK		$0.48
			109.11.1.3.44	Query Time		QT1PK		$0.35
			109.11.1.3.45	SMDR-P - Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$180.49
			109.11.1.3.46	Station Camp-On Service - per main station		CPK		$0.35
			109.11.1.3.47	Time of Day Control for ARS - per system		ATBPS		$128.09
			109.11.1.3.48	Time of Day NCOS Update		A4T		$0.55
			109.11.1.3.49	Time of Day Routing - per line		ATB		$0.52
			109.11.1.3.50	Trunk Verification from Designated Station		BVS		$0.40
			109.11.1.3.51	UCD in hunt group - per line		MHM, H6U, NZT		$0.68

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				14.96
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				34.90
			109.11.1.4.5	PBX DID Block Compromise				26.34
			109.11.1.4.6	PBX DID Group of 20 Numbers				35.04
			109.11.1.4.7	PBX DID Reserve Sequential # Block				26.18
			109.11.1.4.8	PBX DID Reserve Non Sequential TN				24.44
			109.11.1.4.9	PBX DID NonSequential TN				36.77

	109.11.2	Subsequent Order Charge				NHCUU		14.13	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See
				109.20.2.1.1.2	Each Additional Increment	MVW1X		Maintenance of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See
				109.20.2.1.2.2	Each Additional Increment	MVW2X		Maintenance of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See
				109.20.2.1.3.2	Each Additional Increment	MVW3X		Maintenance of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional Labor - Other
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional Dispatch
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			No USOC		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional Labor - Other
				109.20.3.2.1.2	Each Additional Increment	HRDA1

						USOC	Recurring	Non-Recurring	Notes
			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional Labor - Other
				109.20.3.2.2.2	Each Additional Increment	HRDA2

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional Labor - Other
				109.20.3.2.3.2	Each Additional Increment	HRDA3

		109.20.3.3	Date Change					$10.83
		109.20.3.4	Design Change					$77.17
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.71
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$16.96
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.83

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$25.89
			109.23.1.2.2	Each Additional				$3.26

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$27.82
			109.23.1.3.2	Each Additional				$3.26

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$57.85
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$16.60
			109.23.2.1.3	First Line (Manual)		NHCRB		$85.88
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$19.29

		109.23.2.2	QPP™ Analog DID PBX Trunks					$186.57

		109.23.2.3	QPP™ ISDN-BRI					$325.30

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request						No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record					$0.0011

Notes

(1)                                  Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                 QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                 USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                 The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                 QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                 All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                 Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - Nebraska

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$2.47
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$8.58
				109.11.1.1.1.4	PBX DID Port		$3.00

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$5.17
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$11.28
				109.11.1.1.2.4	PBX DID Port		$5.70

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$6.82
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(2.93)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$12.93
				109.11.1.1.3.4	PBX DID Port		$7.35

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$7.30
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(3.26)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$13.41
				109.11.1.1.4.4	PBX DID Port		$7.83

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$8.73
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(4.64)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$14.84
				109.11.1.1.5.4	PBX DID Port		$9.26

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$9.43
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(5.16)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$15.54
				109.11.1.1.6.4	PBX DID Port		$9.96

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.00126
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.060

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes, per System		AZ8PS		$75.47
			109.11.1.3.2	Attendant Access Line, per Station Line		DZR		$1.09
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$0.95
			109.11.1.3.4	Authorization Codes, per System		AFYPS		$225.72
			109.11.1.3.5	Automatic Line		ETVPB		$0.32
			109.11.1.3.6	Automatic Route Selection - Common Equipment, per System		F5GPG		$1,980.44
			109.11.1.3.7	Call Drop		NA-FID		$0.32
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$0.95
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.63
			109.11.1.3.10	Call Forwarding: Busy Line - Incoming Only		69B1X		$35.77
			109.11.1.3.11	Call Forwarding: Busy Line / Don’t Answer Programmable Service Establishment		SEPFA		$14.77
			109.11.1.3.12	Call Forwarding: Don’t Answer - Incoming Only		69A		$35.77
			109.11.1.3.13	Call Forwarding: Don’t Answer / Call Forwarding Busy, Customer Programmable, per Line		FSW		$0.95
			109.11.1.3.14	Call Waiting Indication, per Timing State		WUT		$0.95
			109.11.1.3.15	Centrex Common Equipment		HYE, HYS		$1,137.79
			109.11.1.3.16	CLASS - Call Trace, Per Occurrence		NO USOC		$1.42
			109.11.1.3.17	CMS - Packet Control Capability, per System		PTGPS		$458.24
			109.11.1.3.18	CMS - System Establishment - Initial Installation		MB5XX		$916.48
			109.11.1.3.19	CMS - System Establishment - Subsequent Installation		CPVWO		$458.24
			109.11.1.3.20	Conference Calling - Meet Me		MJJPK		$40.06
			109.11.1.3.21	Conference Calling - Preset		MO9PK		$40.06
			109.11.1.3.22	Direct Station Selection / Busy Lamp Field, per Arrangement		BUD		$0.32
			109.11.1.3.23	Directed Call Pickup with Barge-in		6MD		$19.02
			109.11.1.3.24	Directed Call Pickup without Barge-in		69D		$19.02
			109.11.1.3.25	Distinctive Ring / Distinctive Call Waiting		RNN		$38.03

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.26	Expensive Route Warning Tone, per System		AQWPS		$67.83
			109.11.1.3.27	Facility Restriction Level, per System		FRKPS		$41.73
			109.11.1.3.28	Group Intercom		GCN		$0.43
			109.11.1.3.29	Hot Line, per Line		HLA, HLN		$0.95
			109.11.1.3.30	Hunting: Multiposition Hunt Queuing		MH5		$36.40
			109.11.1.3.31	Hunting: Multiposition with Announcement in Queue		MHW		$36.40
			109.11.1.3.32	Hunting: Multiposition with Music in Queue		MOHPS		$38.43
			109.11.1.3.33	ISDN Short Hunt		NHGPG		$1.60
			109.11.1.3.34	Loudspeaker Paging, per Trunk Group		PTQPG		$166.52
			109.11.1.3.35	Make Busy Arrangements, per Group		A9AEX, P89		$0.63
			109.11.1.3.36	Make Busy Arrangements, per Line		MB1		$0.63
			109.11.1.3.37	Message Center, per Main Station Line		MFR		$0.32
			109.11.1.3.38	Message Waiting Visual		MV5		$0.32
			109.11.1.3.39	Music On Hold, per System		MHHPS		$21.82
			109.11.1.3.40	Privacy Release		K7KPK		$0.45
			109.11.1.3.41	Query Time		QT1PK		$0.32
			109.11.1.3.42	SMDR-P - Archived Data		SR7CX		$167.23
			109.11.1.3.43	SMDR-P - Service Establishment, Initial Installation		SEPSP, SEPSR		$314.53
			109.11.1.3.44	Station Camp-On Service, per Main Station		CPK		$0.32
			109.11.1.3.45	Time of Day Control for ARS, per System		ATBPS		$118.69
			109.11.1.3.46	Time of Day NCOS Update		A4T		$0.51
			109.11.1.3.47	Time of Day Routing, per Line		ATB		$0.49
			109.11.1.3.48	Trunk Verification from Designated Station		BVS		$0.37
			109.11.1.3.49	UCD in Hunt Group, per Line		MHM, H6U, NZT		$0.63

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$13.55
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$31.61
			109.11.1.4.5	PBX DID Block Compromise				$23.86
			109.11.1.4.6	PBX DID Group of 20 Numbers				$24.48
			109.11.1.4.7	PBX DID Reserve Sequential # Block				$23.71
			109.11.1.4.8	PBX DID Reserve Nonsequential Telephone Numbers				$22.14
			109.11.1.4.9	PBX DID Nonsequential Telephone Numbers				$26.09

	109.11.2	Subsequent Order Charge				NHCUU		$12.80	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See
				109.20.2.1.1.2	Each Additional Increment	MVW1X		Maintenance of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See
				109.20.2.1.2.2	Each Additional Increment	MVW2X		Maintenance of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See
				109.20.2.1.3.2	Each Additional Increment	MVW3X		Maintenance of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional Labor - Other
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional Dispatch
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM

						USOC	Recurring	Non-Recurring	Notes
	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			No USOC		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional Labor - Other
				109.20.3.2.1.2	Each Additional Increment	HRDA1

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional Labor - Other
				109.20.3.2.2.2	Each Additional Increment	HRDA2

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional Labor - Other
				109.20.3.2.3.2	Each Additional Increment	HRDA3

		109.20.3.3	Date Change					$9.81
		109.20.3.4	Design Change					$69.90
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.64
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.13
			109.23.1.1.3	First Line (Manual)		URCCV		$15.36
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.56

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$23.45
			109.23.1.2.2	Each Additional				$2.95

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$25.20
			109.23.1.3.2	Each Additional				$2.95

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$50.86
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$13.77
			109.23.2.1.3	First Line (Manual)		NHCRB		$69.36
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$16.20

		109.23.2.2	QPP™ Analog DID PBX Trunks					$188.04

		109.23.2.3	QPP™ ISDN-BRI					$244.28

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request						No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record					$0.000829

Notes

(1)                                  Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                  QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                  The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                  QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                  All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                  Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - New Mexico

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential and Business (Per MOU)				$0.0001252
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.04

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.38
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$9.37
				109.11.1.1.1.4	PBX DID Port		$2.92

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$4.08
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.14)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$12.07
				109.11.1.1.2.4	PBX DID Port		$5.62

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$4.48
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.21)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$12.47
				109.11.1.1.3.4	PBX DID Port		$6.02

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$4.82
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(1.34)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$12.81
				109.11.1.1.4.4	PBX DID Port		$6.36

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$5.14
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(1.60)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$13.13
				109.11.1.1.5.4	PBX DID Port		$6.68

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$5.56
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(1.78)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$13.55
				109.11.1.1.6.4	PBX DID Port		$7.10

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential and Business (Per MOU)			$0.0011083
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.93

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per system		AZ8PS		$80.16
			109.11.1.3.2	Attendant Access Line - per station line		DZR		$1.16
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.01
			109.11.1.3.4	Authorization Codes - per system		AFYPS		$239.75
			109.11.1.3.5	Automatic Line (per station line)		ETVPB		$0.34
			109.11.1.3.6	Automatic Route Selection - Common Equip. per system		F5GPG		$2,103.53
			109.11.1.3.7	Call Drop		NA-FID		$0.34
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$1.01
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.67
			109.11.1.3.10	Call Forwarding: Busy Line/Don’t Answer Prog Svc. Estab		SEPFA		$15.69
			109.11.1.3.11	Call Forwarding: Don’t Answer		69H, 69HHG, EVD, EVDHG		$37.99
			109.11.1.3.12	Call Waiting Indication - per timing state		WUT		$1.01
			109.11.1.3.13	CENTREX COMMON EQUIPMENT		HYE, HYS		$1,208.51
			109.11.1.3.14	CF Don’t Ans./CF Busy Cust. Prog. - Per Line		FSW		$1.01
			109.11.1.3.15	CLASS - Call Trace, Per Occurrence		NO USOC		$2.18
			109.11.1.3.16	CMS - Packet Control Capability, per System		PTGPS		$486.72
			109.11.1.3.17	CMS - System Establishment - Initial Installation		MB5XX		$973.44
			109.11.1.3.18	CMS - System Establishment - Subsequent Installation		CPVWO		$486.72
			109.11.1.3.19	Conference Calling - Meet Me		MJJPK		$42.56
			109.11.1.3.20	Conference Calling - Preset		MO9PK		$42.56
			109.11.1.3.21	Dir Sta Sel/Busy Lamp Fld per arrangement		BUD		$0.34
			109.11.1.3.22	Directed Call Pickup with Barge-in		6MD		$20.20
			109.11.1.3.23	Directed Call Pickup without Barge-in		69D		$20.20

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.24	Distinctive Ring/Distinctive Call Waiting		RNN		$40.39
			109.11.1.3.25	Expensive Route Warning Tone- per system		AQWPS		$72.05
			109.11.1.3.26	Facility Restriction Level - per system		FRKPS		$44.32
			109.11.1.3.27	Group Intercom		GCN		$0.46
			109.11.1.3.28	Hot Line - per line		HLA, HLN		$1.01
			109.11.1.3.29	Hunting: Multiposition Hunt Queuing		MH5		$38.66
			109.11.1.3.30	Hunting: Multiposition with Announcement in Queue		MHW		$38.66
			109.11.1.3.31	Hunting: Multiposition with Music in Queue		MOHPS		$40.82
			109.11.1.3.32	ISDN Short Hunt		NHGPG		$1.70
			109.11.1.3.33	Loudspeaker Paging - per trunk group		PTQPG		$176.87
			109.11.1.3.34	Make Busy Arrangements - per group		A9AEX, P89		$0.67
			109.11.1.3.35	Make Busy Arrangements - per line		MB1		$0.67
			109.11.1.3.36	Message Center - per main station line		MFR		$0.34
			109.11.1.3.37	Message Waiting Visual		MV5		$0.34
			109.11.1.3.38	Music On Hold - per system		MHHPS		$23.18
			109.11.1.3.39	Privacy Release		K7KPK		$0.48
			109.11.1.3.40	Query Time		QT1PK		$0.34
			109.11.1.3.41	SMDR-P - Archived Data		SR7CX		$177.63
			109.11.1.3.42	SMDR-P - Service Establishment Chg., Initial Installation		SEPSP, SEPSR		$339.94
			109.11.1.3.43	Station Camp-On Service - per main station		CPK		$0.34
			109.11.1.3.44	Time of Day Control for ARS - per system		ATBPS		$126.06
			109.11.1.3.45	Time of Day NCOS Update		A4T		$0.54
			109.11.1.3.46	Time of Day Routing - per line		ATB		$0.52
			109.11.1.3.47	Trunk Verification from Designated Station		BVS		$0.39
			109.11.1.3.48	UCD in hunt group - per line		MHM, H6U, NZT		$0.67

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translation Digits Outpulsed Signaling Chng.				$14.39
			109.11.1.4.4	PBX DID Complex Translation Digits Signaling Chng.				$33.58
			109.11.1.4.5	PBX DID Block Compromise				$25.34
			109.11.1.4.6	PBX DID Group of 20 Numbers				$33.71
			109.11.1.4.7	PBX DID Reserve Sequential Number Block				$25.19
			109.11.1.4.8	PBX DID Reserve Nonsequential TNs				$23.51
			109.11.1.4.9	PBX DID Nonsequential TNs				$35.37

	109.11.2	Subsequent Order Charge				NHCUU		$12.75	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance of Service
				109.20.2.1.1.2	Each Additional Increment	MVW1X

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance of Service
				109.20.2.1.2.2	Each Additional Increment	MVW2X

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance of Service
				109.20.2.1.3.2	Each Additional Increment	MVW3X

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional Labor - Other
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional Dispatch
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch

						USOC	Recurring	Non-Recurring	Notes
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional Labor - Other
				109.20.3.2.1.2	Each Additional Increment	HRDA1

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional Labor - Other
				109.20.3.2.2.2	Each Additional Increment	HRDA2

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional Labor - Other
				109.20.3.2.3.2	Each Additional Increment	HRDA3
		109.20.3.3	Network Premises Work Charge
			109.20.3.3.1	Basic
				109.20.3.3.1.1	First Increment	HRH11		See Additional Labor - Other
				109.20.3.3.1.2	Each Additional Increment	HRHA1

			109.20.3.3.2	Overtime
				109.20.3.3.2.1	First Increment	HRH12		See Additional Labor - Other
				109.20.3.3.2.2	Each Additional Increment	HRHA2

			109.20.3.3.3	Premium
				109.20.3.3.3.1	First Increment	HRH13		See Additional Labor - Other
				109.20.3.3.3.2	Each Additional Increment	HRHA3

		109.20.3.4	Date Change					$10.38
		109.20.3.5	Design Change					$60.14
		109.20.3.6	Expedite Charge					ICB	(7)
		109.20.3.7	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.68
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$16.25
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$1.81

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$18.59
			109.23.1.2.2	Each Additional				$2.81

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$13.61
			109.23.1.3.2	Each Additional				$2.81

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$37.23
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$11.94
			109.23.2.1.3	First Line (Manual)		NHCRB		$48.08
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$14.11

		109.23.2.2	QPP™ Analog DID PBX Trunks					$177.43

		109.23.2.3	QPP™ ISDN-BRI					$312.97

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Development and Enhancements, per Local Service Request
		112.1.1	OSS Start Up - Per Electronic Order					$4.75
		112.1.2	OSS Start Up - Per Manual Order					$7.07

	112.2	Ongoing Maintenance, per Local Service Request
		112.2.1	IMA Ongoing Maintenance, per Order					$1.91
		112.2.2	EDI Ongoing Maintenance Expense, per Order					$1.42

	112.3	Daily Usage Records File, per Record					$0.000867

Notes

(1)                                 Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                 QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                 The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                 QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                 All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                 Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                 Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - Oregon

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0010400
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.33

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.14
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$6.09
				109.11.1.1.1.4	PBX DID Port		$2.66

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$3.84
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$8.79
				109.11.1.1.2.4	PBX DID Port		$5.36

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$4.24
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.68)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$9.19
				109.11.1.1.3.4	PBX DID Port		$5.76

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$4.58
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(1.87)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$9.53
				109.11.1.1.4.4	PBX DID Port		$6.10

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$4.90
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(2.14)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$9.85
				109.11.1.1.5.4	PBX DID Port		$6.42

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$5.32
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(2.38)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$10.27
				109.11.1.1.6.4	PBX DID Port		$6.84

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.00133
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$1.12

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes, per System		AZ8PS		$99.05
			109.11.1.3.2	Attendant Access Line, per Station Line		DZR		$1.21
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.05
			109.11.1.3.4	Authorization Codes, per System		AFYPS		$254.47
			109.11.1.3.5	Automatic Line		ETVPB		$0.36
			109.11.1.3.6	Automatic Route Selection - Common Equipment, per System		F5GPG		$2,080.70
			109.11.1.3.7	Call Drop		NA-FID		$0.44
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$1.05
			109.11.1.3.9	Call Forwarding: Busy Line		69J, 69JGH, EVB, EVBHG		$0.17
			109.11.1.3.10	Call Forwarding: Busy Line - Don’t Answer (Expanded)		FVJ, FVJHG		$0.17
			109.11.1.3.11	Call Forwarding: Busy Line - Don’t Answer (Overflow)		EV2, EV2HG		$0.17
			109.11.1.3.12	Call Forwarding: Busy Line - Don’t Answer, Service Establishment		SEPFA		$21.07
			109.11.1.3.13	Call Forwarding: Busy Line - Incoming Only		69B1X		$36.87
			109.11.1.3.14	Call Forwarding: Busy Line (Expanded)		FBJ, FBJHG		$0.17
			109.11.1.3.15	Call Forwarding: Busy Line (External)		EVB, EVBHG		$0.17
			109.11.1.3.16	Call Forwarding: Busy Line (Overflow)		EVO, EVOHG		$0.17
			109.11.1.3.17	Call Forwarding: Busy Line (Programmable), Each Line		ERB		$0.17
			109.11.1.3.18	Call Forwarding: Don’t Answer		EVD, EVDHG, 69H, 69HHG		$0.17

				USOC	Recurring	Non-Recurring	Notes
		109.11.1.3.19	Call Forwarding: Don’t Answer (Expanded)	FDJ, FDJHG		$0.17
		109.11.1.3.20	Call Forwarding: Don’t Answer (Programmable)	ERD		$0.17
		109.11.1.3.21	Call Forwarding: Don’t Answer - Incoming Only	69A		$36.87
		109.11.1.3.22	Call Forwarding: Variable	ESM		$0.17
		109.11.1.3.23	Call Hold (Centrex)	6APPK		$0.17
		109.11.1.3.24	Call Transfer	EO3		$0.17
		109.11.1.3.25	Call Waiting / Cancel Call Waiting	ESX, 6SY		$0.17
		109.11.1.3.26	Call Waiting Indication - per Timing State	WUT		$1.05
		109.11.1.3.27	Centrex Common Equipment	HYE, HYS		$1,430.62
		109.11.1.3.28	CLASS – Call Trace, per Occurrence	NO USOC		$0.17
		109.11.1.3.29	CLASS – Calling Name & Number	NNK		$0.17
		109.11.1.3.30	CLASS – Calling Number Delivery	NSD		$0.17
		109.11.1.3.31	CLASS – Calling Number Delivery - Blocking	NDD(ISDN), NKM, NKS		$0.17
		109.11.1.3.32	CLASS – Continuous Redial	NSS		$0.17
		109.11.1.3.33	CLASS – Last Call Return	NSQ		$0.17
		109.11.1.3.34	CLASS – Priority Calling	NSK		$0.17
		109.11.1.3.35	CLASS – Selective Call Forwarding	NCE		$0.17
		109.11.1.3.36	CLASS – Selective Call Rejection	NSY		$0.17
		109.11.1.3.37	CMS - Packet Control Capability, per System	PTGPS		$502.24
		109.11.1.3.38	CMS - System Establishment - Initial Installation	MB5XX		$1,004.48
		109.11.1.3.39	CMS - System Establishment - Subsequent Installation	CPVWO		$502.24
		109.11.1.3.40	Conference Calling - Meet Me	MJJPK		$46.50
		109.11.1.3.41	Conference Calling - Preset	MO9PK		$46.50
		109.11.1.3.42	Conference Calling - Station Dial (6-way)	GVT		$49.57
		109.11.1.3.43	Direct Station Selection / Busy Lamp Field, per Arrangement	BUD		$0.17
		109.11.1.3.44	Directed Call Pick up	6MD		$0.17
		109.11.1.3.45	Directed Call Pick up with Barge-In	69D		$0.17
		109.11.1.3.46	Distinctive Ring / Distinctive Call Waiting	RNN		$50.12
		109.11.1.3.47	Distinctive Ringing (Distinctive Alert)	WDD		$0.17
		109.11.1.3.48	Expensive Route Warning Tone, per System	AQWPS		$80.84
		109.11.1.3.49	Facility Restriction Level, per System	FRKPS		$43.02
		109.11.1.3.50	Group Intercom	GCN		$0.57
		109.11.1.3.51	Hot Line (Centrex), per Line	HLN		$0.17
		109.11.1.3.52	Hunting (Centrex)	NO USOC		$0.17
		109.11.1.3.53	Hunting: Multiposition Hunt Queuing	MH5		$37.48
		109.11.1.3.54	Hunting: Multiposition with Announcement in Queue	MHW		$37.48
		109.11.1.3.55	Hunting: Multiposition with Music in Queue	MOHPS		$37.02
		109.11.1.3.56	ISDN Short Hunt	NHGPG		$1.93
		109.11.1.3.57	Loudspeaker Paging, per Trunk Group	PTQPG		$194.83
		109.11.1.3.58	Make Busy Arrangements, per Group	A9AEX, P89		$0.61
		109.11.1.3.59	Make Busy Arrangements, per Line	MB1		$0.61
		109.11.1.3.60	Message Center, per Main Station Line	MFR		$0.44
		109.11.1.3.61	Message Waiting Visual	MV5		$0.44
		109.11.1.3.62	Music On Hold, per System	MHHPS		$31.59
		109.11.1.3.63	Privacy Release	K7KPK		$0.62
		109.11.1.3.64	Query Time	QT1PK		$0.44
		109.11.1.3.65	SMDR-P Archived Data	SR7CX		$165.29
		109.11.1.3.66	SMDR-P Service Establishment Charge, Initial Installation	SEPSP, SEPSR		$361.84
		109.11.1.3.67	Speed Calling - Eight Code Capacity	ESL, GVJ, EZJ, GVZ		$0.17
		109.11.1.3.68	Speed Calling - Thirty Code Capacity	ESF, GV2, EVH, GVV		$0.17
		109.11.1.3.69	Station Camp - On Service, per Main Station	CPK		$0.44
		109.11.1.3.70	Three Way Calling	ESC		$0.17
		109.11.1.3.71	Time of Day Control for ARS, per System	ATBPS		$135.83
		109.11.1.3.72	Time of Day NCOS Update	A4T		$0.71
		109.11.1.3.73	Time of Day Routing, per Line	ATBPS		$0.67
		109.11.1.3.74	Trunk Verification from Designated Station	BVS		$0.51
		109.11.1.3.75	UCD in Hunt Group, per Line	MHM, H6U, NZT		$0.61
		109.11.1.3.76	Warm Line	WLS		$0.17

	109.11.1.4	Other
		109.11.1.4.1	Custom Number		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
		109.11.1.4.3	PBX DID Complex Translation Digital Outpulsed Changed Signaling			$15.89
		109.11.1.4.4	PBX DID Complex Translation Signaling Change			$37.08
		109.11.1.4.5	PBX DID Block Compromise			$26.66
		109.11.1.4.6	PBX DID Reserve Sequential # Block			$26.50
		109.11.1.4.7	PBX DID Reserve Nonsequential Telephone Numbers			$24.71
		109.11.1.4.8	PBX DID Nonsequential Telephone Numbers			$34.27

109.11.2	Subsequent Order Charge			NHCUU		$14.24	(4)

						USOC	Recurring	Non-Recurring	Notes
	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			MCE		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance of Service
				109.20.2.1.1.2	Each Additional Increment	MVW1X

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance of Service
				109.20.2.1.2.2	Each Additional Increment	MVW2X

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance of Service
				109.20.2.1.3.2	Each Additional Increment	MVW3X

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional Labor - Other
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional Dispatch
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			SCO		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional Labor - Other
				109.20.3.2.1.2	Each Additional Increment	HRDA1

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional Labor - Other
				109.20.3.2.2.2	Each Additional Increment	HRDA2

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional Labor - Other
				109.20.3.2.3.2	Each Additional Increment	HRDA3

		109.20.3.3	Date Change					$48.66
		109.20.3.4	Design Change					$103.10
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.71
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$17.09
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.85

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$30.11
			109.23.1.2.2	Each Additional				$2.85

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$32.01
			109.23.1.3.2	Each Additional				$2.85

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$59.57
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$16.32
			109.23.2.1.3	First Line (Manual)		NHCRB		$85.49
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$19.02

		109.23.2.2	QPP™ Analog DID PBX Trunks					$15.82

		109.23.2.3	QPP™ ISDN-BRI					$310.62

			USOC	Recurring	Non-Recurring	Notes
	109.23.3	Qwest AIN Features		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services		See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request			No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request			No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record		No Charge at this time		(7)

Notes

(1)                                  Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                  QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                  The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                  QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                  All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                  Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                  Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - South Dakota

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential and Business (Per MOU)				$0.00138786
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.44

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.84
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$11.65
				109.11.1.1.1.4	PBX DID Port		$4.10

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$4.54
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.53)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$14.35
				109.11.1.1.2.4	PBX DID Port		$6.80

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$6.19
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(2.93)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$16.00
				109.11.1.1.3.4	PBX DID Port		$8.45

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$6.67
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(3.26)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$16.48
				109.11.1.1.4.4	PBX DID Port		$8.93

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$8.10
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(4.64)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$17.91
				109.11.1.1.5.4	PBX DID Port		$10.36

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$8.80
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(5.16)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$18.61
				109.11.1.1.6.4	PBX DID Port		$11.06

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential and Business (Per MOU)			$0.000702
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.59

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per system		AZ8PS		$81.28
			109.11.1.3.2	Attendant Access Line - per station line		DZR		$1.17
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.03
			109.11.1.3.4	Authorization Codes - per system		AFYPS		$243.08
			109.11.1.3.5	Automatic Line, per station line		ETVPB		$0.35
			109.11.1.3.6	Automatic Route Selection - Common Equip. per system		F5GPG		$2,132.83
			109.11.1.3.7	Call Drop		NA-FID		$0.35
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$1.03
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.68
			109.11.1.3.10	Call Forwarding Incoming Only		69B1X		$38.52
			109.11.1.3.11	Call Forwarding: Busy Line/Don’t Answer Programmable Svc. Establishment		SEPFA		$38.52
			109.11.1.3.12	Call Waiting Indication - per timing state		WUT		$1.03
			109.11.1.3.13	CENTREX Common Equipment		HYE, HYS		$1,225.34
			109.11.1.3.14	CF Don’t answer/CF busy customer Programmable - per Line		FSW		$1.03
			109.11.1.3.15	CLASS - Call Trace, per Occurrence		NO USOC		$1.48
			109.11.1.3.16	CLASS - Continuous Redial		NSS		$1.28
			109.11.1.3.17	CLASS - Last Call Return		NSQ		$1.29
			109.11.1.3.18	CLASS - Priority Calling		NSK		$1.22
			109.11.1.3.19	CLASS - Selective Call Forwarding		NCE		$1.28
			109.11.1.3.20	CLASS - Selective Call Rejection		NSY		$1.22
			109.11.1.3.21	CMS - PACKET CONTROL CAPABILITY, PER SYSTEM		PTGPS		$493.50
			109.11.1.3.22	CMS - SYSTEM ESTABLISHMENT - INITIAL INSTALLATION		MB5XX		$987.00
			109.11.1.3.23	CMS - SYSTEM ESTABLISHMENT - SUBSEQUENT INSTALLATION		CPVWO		$493.50
			109.11.1.3.24	Conference Calling - Meet Me		MJJPK		$43.15
			109.11.1.3.25	Conference Calling - Preset		MO9PK		$43.15
			109.11.1.3.26	Conference Calling - Station Dial		GVT		$46.36

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.27	Dir Sta Sel/Busy Lamp Fld per arrangement		BUD		$0.35
			109.11.1.3.28	Directed Call Pickup with Barge-in		6MD		$20.48
			109.11.1.3.29	Directed Call Pickup without Barge-in		69D		$20.48
			109.11.1.3.30	Distinctive Ring/Distinctive Call Waiting		RNN		$40.95
			109.11.1.3.31	Expensive Route Warning Tone- per system		AQWPS		$73.05
			109.11.1.3.32	Facility Restriction Level - per system		FRKPS		$44.94
			109.11.1.3.33	Group Intercom- Per Line		GCN		$0.46
			109.11.1.3.34	Hot Line - per line		HLA, HLN		$1.03
			109.11.1.3.35	Hunting: Multiposition Hunt Queuing - per group		MH5		$39.20
			109.11.1.3.36	Hunting: Multiposition with Announcement in Queue		MHW		$39.20
			109.11.1.3.37	Hunting: Multiposition with Music in Queue		MOHPS		$41.39
			109.11.1.3.38	ISDN Short Hunt		NHGPG		$1.73
			109.11.1.3.39	Loudspeaker Paging - per trunk group		PTQPG		$179.33
			109.11.1.3.40	Make Busy Arrangements - per group		A9AEX, P89		$0.68
			109.11.1.3.41	Make Busy Arrangements - per line		MB1		$0.68
			109.11.1.3.42	Message Center - per main station line		MFR		$0.35
			109.11.1.3.43	Message Waiting Visual, per line		MV5		$0.35
			109.11.1.3.44	Music On Hold - per system		MHHPS		$23.50
			109.11.1.3.45	Privacy Release, per station line		K7KPK		$0.48
			109.11.1.3.46	Query Time, per station line		QT1PK		$0.35
			109.11.1.3.47	SMDR-P - ARCHIVED DATA		SR7CX		$180.10
			109.11.1.3.48	SMDR-P - SERVICE ESTABLISHMENT CHARGE, INITIAL INSTALLATION		SEPSP, SEPSR		$344.67
			109.11.1.3.49	Station Camp-On Service - per main line, per line		CPK		$0.35
			109.11.1.3.50	Time of Day Control for ARS - per system		ATBPS		$127.82
			109.11.1.3.51	Time of Day NCOS Update		A4T		$0.55
			109.11.1.3.52	Time of Day Routing - per line		ATBPS		$0.52
			109.11.1.3.53	Trunk Verification from Designated Station		BVS		$0.40
			109.11.1.3.54	UCD in hunt group - per line		MHM, H6U, NZT		$0.68

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$14.59
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$34.05
			109.11.1.4.5	PBX DID Block Compromise				$25.69
			109.11.1.4.6	PBX DID Group of 20 Numbers				$34.18
			109.11.1.4.7	PBX DID Reserve Sequential # Block				$25.54
			109.11.1.4.8	PBX DID Reserve Non Sequential TN				$23.84
			109.11.1.4.9	PBX DID NonSequential TN				$35.87

	109.11.2	Subsequent Order Charge				NHCUU		$13.78	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance of Service
				109.20.2.1.1.2	Each Additional Increment	MVW1X

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance of Service
				109.20.2.1.2.2	Each Additional Increment	MVW2X

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance of Service
				109.20.2.1.3.2	Each Additional Increment	MVW3X

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See Additional Labor - Other
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional Dispatch
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM

						USOC	Recurring	Non-Recurring	Notes
	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			No USOC		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional Labor - Other
				109.20.3.2.1.2	Each Additional Increment	HRDA1

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional Labor - Other
				109.20.3.2.2.2	Each Additional Increment	HRDA2

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional Labor - Other
				109.20.3.2.3.2	Each Additional Increment	HRDA3

		109.20.3.3	Date Change					$48.14
		109.20.3.4	Design Change					$105.34
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.69
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$16.54
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.76

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$30.09
			109.23.1.2.2	Each Additional				$2.82

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$31.97
			109.23.1.3.2	Each Additional				$2.82

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$56.44
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$16.19
			109.23.2.1.3	First Line (Manual)		NHCRB		$83.78
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$18.81

		109.23.2.2	QPP™ Analog DID PBX Trunks					$165.26

		109.23.2.3	QPP™ ISDN-BRI					$317.33

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request						No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record					$0.000441

Notes

(1)                                 Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)                                 QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)                                  USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)                                 The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)                                 QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)                                 All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)                                 Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)                                 Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - Utah

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0010390
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.33

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$3.56
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$10.49
				109.11.1.1.1.4	PBX DID Port		$2.04

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$6.26
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.14)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$13.19
				109.11.1.1.2.4	PBX DID Port		$4.74

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$6.97
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(1.52)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$13.90
				109.11.1.1.3.4	PBX DID Port		$5.45

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$7.35
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(1.69)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$14.28
				109.11.1.1.4.4	PBX DID Port		$5.83

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$7.94
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(2.22)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$14.87
				109.11.1.1.5.4	PBX DID Port		$6.42

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$8.43
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(2.47)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$15.36
				109.11.1.1.6.4	PBX DID Port		$6.91

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.00
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.00

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per System		AZ8PS		$43.89
			109.11.1.3.2	Attendant Access Line - per Station Line		DZR		$0.63
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$0.56
			109.11.1.3.4	Authorization Codes - per System		AFYPS		$131.27
			109.11.1.3.5	Automatic Line		ETVPB		$0.19
			109.11.1.3.6	Automatic Route Selection - Common Equipment., per System		F5GPG		$1,151.80
			109.11.1.3.7	Call Drop		NA-FID		$0.19
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$0.56
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.37
			109.11.1.3.10	Call Forwarding Busy Line - Incoming Only		69B1X		$20.80
			109.11.1.3.11	Call Forwarding Don’t Answer / Call Forwarding Busy - Customer Programmable, per Line		FSW		$0.56
			109.11.1.3.12	Call Forwarding Don’t Answer Incoming Only		69A		$20.80
			109.11.1.3.13	Call Forwarding: Busy Line / Don’t Answer (Expanded)		FVJ, FVJHG		$20.80
			109.11.1.3.14	Call Forwarding: Busy Line / Don’t Answer Programmable Service Establishment		SEPFA		$8.59
			109.11.1.3.15	Call Forwarding: Don’t Answer		69H, EVD, EVDHG		$20.80
			109.11.1.3.16	Call Waiting Indication, per Timing State		WUT		$0.56
			109.11.1.3.17	Centrex Common Equipment		HYE, HYS		$661.73
			109.11.1.3.18	CLASS - Call Trace, per Occurrence		NO USOC		$1.78
			109.11.1.3.19	CLASS - Continuous Redial		NSS		$0.69
			109.11.1.3.20	CLASS - Last Call Return		NSQ		$0.70
			109.11.1.3.21	CLASS - Priority Calling		NSK		$0.66
			109.11.1.3.22	CLASS - Selective Call Forwarding		NCE		$0.69
			109.11.1.3.23	CLASS - Selective Call Rejection		NSY		$0.66
			109.11.1.3.24	CMS - Packet Control Capability, per System		PTGPS		$266.51
			109.11.1.3.25	CMS - System Establishment - Initial Installation		MB5XX		$533.01

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.26	CMS - System Establishment - Subsequent Installation		CPVWO		$266.51
			109.11.1.3.27	Conference Calling - Meet Me		MJJPK		$23.30
			109.11.1.3.28	Conference Calling - Preset		MO9PK		$23.30
			109.11.1.3.29	Direct Station Selected / Busy Lamp Field per Arrangement		BUD		$0.19
			109.11.1.3.30	Directed Call Pickup with Barge-in		6MD		$11.06
			109.11.1.3.31	Directed Call Pickup without Barge-in		69D		$11.06
			109.11.1.3.32	Distinctive Ring / Distinctive Call Waiting		RNN		$22.12
			109.11.1.3.33	Expensive Route Warning Tone, per System		AQWPS		$39.45
			109.11.1.3.34	Facility Restriction Level, per System		FRKPS		$24.27
			109.11.1.3.35	Group Intercom		GCN		$0.25
			109.11.1.3.36	Hot Line, per line		HLA, HLN		$0.56
			109.11.1.3.37	Hunting: Multiposition Hunt Queuing		MH5		$21.17
			109.11.1.3.38	Hunting: Multiposition with Announcement in Queue		MHW		$21.17
			109.11.1.3.39	Hunting: Multiposition with Music in Queue		MOHPS		$22.35
			109.11.1.3.40	ISDN Short Hunt		NHGPG		$0.93
			109.11.1.3.41	Loudspeaker Paging,- per Trunk Group		PTQPG		$96.85
			109.11.1.3.42	Make Busy Arrangements,- per Group		A9AEX, P89		$0.37
			109.11.1.3.43	Make Busy Arrangements, per Line		MB1		$0.37
			109.11.1.3.44	Message Center per Main Station Line		MFR		$0.19
			109.11.1.3.45	Message Waiting Visual		MV5		$0.19
			109.11.1.3.46	Music On Hold, per System		MHHPS		$12.69
			109.11.1.3.47	Privacy Release		K7KPK		$0.26
			109.11.1.3.48	Query Time		QT1PK		$0.19
			109.11.1.3.49	SMDR-P - Archived Data		SR7CX		$97.26
			109.11.1.3.50	SMDR-P - Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$164.15
			109.11.1.3.51	Station Camp-On Service, per Main Station		CPK		$0.19
			109.11.1.3.52	Time of Day Control for ARS,- per System		ATBPS		$69.03
			109.11.1.3.53	Time of Day NCOS Update		A4T		$0.30
			109.11.1.3.54	Time of Day Routing,- per Line		ATBPS		$0.28
			109.11.1.3.55	Trunk Verification from Designated Station		BVS		$0.22
			109.11.1.3.56	UCD in Hunt Group, per Line		MHM, H6U, NZT		$0.37

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$14.71
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$34.56
			109.11.1.4.5	PBX DID Block Compromise				$26.08
			109.11.1.4.6	PBX DID Group of 20 Numbers				$34.70
			109.11.1.4.7	PBX DID Reserve Sequential # Block				$25.93
			109.11.1.4.8	PBX DID Reserve Nonsequential Telephone Number				$24.20
			109.11.1.4.9	PBX DID Nonsequential Telephone Number				$36.41

	109.11.2	Subsequent Order Charge				NHCUU		$3.80	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX		See Maintenance of Service, Basic, First Interval
		109.20.1.2	Network Premises Work Charge - Basic
			109.20.1.2.1	First Increment		HRH11		See Additional
			109.20.1.2.2	Each Additional Increment		HRHA1		Labor - Other

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See
				109.20.2.1.1.2	Each Additional Increment	MVW1X		Maintenance of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See
				109.20.2.1.2.2	Each Additional Increment	MVW2X		Maintenance of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See
				109.20.2.1.3.2	Each Additional Increment	MVW3X		Maintenance of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Additional
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX		Labor - Other

						USOC	Recurring	Non-Recurring	Notes
		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

		109.20.2.5	Network Premises Work Charge
			109.20.2.5.1	Basic
				109.20.2.5.1.1	First Increment	HRH11		See Additional
				109.20.2.5.1.2	Each Additional Increment	HRHA1		Labor - Other

			109.20.2.5.2	Overtime
				109.20.2.5.2.1	First Increment	HRH12		See Additional
				109.20.2.5.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.2.5.3	Premium
				109.20.2.5.3.1	First Increment	HRH13		See Additional
				109.20.2.5.3.2	Each Additional Increment	HRHA3		Labor - Other

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.3.3	Date Change					$2.93
		109.20.3.4	Design Change					$35.89
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)
	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.26
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.05
			109.23.1.1.3	First Line (Manual)		URCCV		$8.93
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$1.49

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$5.89
			109.23.1.2.2	Each Additional				$0.97

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$4.34
			109.23.1.3.2	Each Additional				$0.97

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$28.98
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$7.58
			109.23.2.1.3	Disconnection, First Line (Mechanized)				$1.31
			109.23.2.1.4	Disconnection, Each Additional Line (Mechanized)				$1.14
			109.23.2.1.5	First Line (Manual)		NHCRB		$37.65
			109.23.2.1.6	Each Additional Line (Manual)		NHCRD		$9.02
			109.23.2.1.7	Disconnection, First Line (Manual)				$7.59
			109.23.2.1.8	Disconnection, Each Additional Line (Manual)				$1.14

		109.23.2.2	QPP™ Analog DID PBX Trunks					$183.35

		109.23.2.3	QPP™ ISDN-BRI					$249.92

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems

		USOC	Recurring	Non-Recurring	Notes
112.1	Develoments and Enhancements, per Local Service Request			No Charge at this time	(7)

112.2	Ongoing Maintenance, per Local Service Request			No Charge at this time	(7)

112.3	Daily Usage Records File, per Record		$0.000506

Notes

(1)           Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)           QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)           USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves  the right to correct the Rate Sheet.

(4)           The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)           QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)           All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)           Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)           Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - Washington

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential and Business (Per MOU)				$0.0007600
		109.8.1.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.24

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$1.34
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$8.84
				109.11.1.1.1.4	PBX DID Port		$3.04

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$4.04
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(1.14)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$11.54
				109.11.1.1.2.4	PBX DID Port		$5.74

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$5.69
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(2.46)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$13.19
				109.11.1.1.3.4	PBX DID Port		$7.39

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$6.17
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(2.73)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$13.67
				109.11.1.1.4.4	PBX DID Port		$7.87

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$7.60
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(4.10)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$15.10
				109.11.1.1.5.4	PBX DID Port		$9.30

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$8.30
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(4.56)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$15.80
				109.11.1.1.6.4	PBX DID Port		$10.00

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential and Business (Per MOU)			$0.001178
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, PAL, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.99

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes, per System		AZ8PS		$55.34
			109.11.1.3.2	Attendant Access Line, per Station Line		DZR		$0.80
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$0.70
			109.11.1.3.4	Authorization Codes, per System		AFYPS		$165.60
			109.11.1.3.5	Automatic Line (per station line)		ETVPB		$0.24
			109.11.1.3.6	Automatic Route Selection - Common Equipment, per System		F5GPG		$1,452.08
			109.11.1.3.7	Call Drop		NA-FID		$0.24
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$0.70
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.46
			109.11.1.3.10	Call Forwarding Busy Line - Incoming Only		69B1X		$26.23
			109.11.1.3.11	Call Forwarding Don’t Answer - Incoming Only		69A		$26.23
			109.11.1.3.12	Call Forwarding Don’t Answer / Call Forwarding Busy Customer Program - per Line		FSW		$0.70
			109.11.1.3.13	Call Forwarding: Busy Line / Don’t Answer (Expanded)		FVJ, FVJHG		$10.83
			109.11.1.3.14	Call Waiting Indication - per timing state		WUT		$0.70
			109.11.1.3.15	Centrex Common Equipment		HYE, HYS		$834.24
			109.11.1.3.16	CLASS - Call Trace, per Occurrence		NO USOC		$1.29
			109.11.1.3.17	CLASS - Continuous Redial		NSS		$0.87
			109.11.1.3.18	CLASS - Last Call Return		NSQ		$0.88
			109.11.1.3.19	CLASS - Priority Calling		NSK		$0.83
			109.11.1.3.20	CLASS - Selective Call Forwarding		NCE		$0.87
			109.11.1.3.21	CLASS - Selective Call Rejection		NSY		$0.83
			109.11.1.3.22	Direct Station Selection/Busy Lamp Field, per Arrangement		BUD		$0.24
			109.11.1.3.23	Directed Call Pickup with Barge-in		6MD		$13.95
			109.11.1.3.24	Directed Call Pickup without Barge-in		69D		$13.95
			109.11.1.3.25	Distinctive Ring / Distinctive Call Waiting		RNN		$27.88

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.26	Expensive Route Warning Tone, per System		AQWPS		$49.74
			109.11.1.3.27	Facility Restriction Level, per System		FRKPS		$30.60
			109.11.1.3.28	Group Intercom		GCN		$0.32
			109.11.1.3.29	Hot Line, per Line		HLA, HLN		$0.70
			109.11.1.3.30	Hunting: Multiposition Hunt Queuing		MH5		$26.29
			109.11.1.3.31	Hunting: Multiposition with Announcement in Queue		MHW		$26.69
			109.11.1.3.32	Hunting: Multiposition with Music in Queue		MOHPS		$26.69
			109.11.1.3.33	ISDN Short Hunt		NHGPG		$1.18
			109.11.1.3.34	Loudspeaker Paging, per Trunk Group		PTQPG		$122.09
			109.11.1.3.35	Make Busy Arrangements, per Group		A9AEX, P89		$0.46
			109.11.1.3.36	Make Busy Arrangements, per Line		MB1		$0.46
			109.11.1.3.37	Message Center, per Main Station Line		MFR		$0.24
			109.11.1.3.38	Message Waiting Visual		MV5		$0.24
			109.11.1.3.39	Music On Hold, per System		MHHPS		$16.00
			109.11.1.3.40	Privacy Release		K7KPK		$0.33
			109.11.1.3.41	Query Time		QT1PK		$0.24
			109.11.1.3.42	SMDR-P - Archived Data		SR7CX		$122.62
			109.11.1.3.43	SMDR-P - Service Establishment Charge, Initial Installation		SEPSP, SEPSR		$228.40
			109.11.1.3.44	Station Camp-On Service, per Main Station		CPK		$0.24
			109.11.1.3.45	Time of Day Control for ARS, per System		ATBPS		$87.02
			109.11.1.3.46	Time of Day NCOS Update		A4T		$0.37
			109.11.1.3.47	Time of Day Routing, per Line		ATBPS		$0.36
			109.11.1.3.48	Trunk Verification from Designated Station		BVS		$0.27
			109.11.1.3.49	UCD in Hunt Group, per Line		MHM, H6U, NZT		$0.46

		109.11.1.4	Premium Port Features - Additional Charge				$2.00
			109.11.1.4.1	CMS - System Establishment - Initial Installation				$671.97
			109.11.1.4.2	CMS - System Establishment - Subsequent Installation				$335.99
			109.11.1.4.3	CMS - Packet Control Capability, per System				$335.99
			109.11.1.4.4	Conference Calling - Meet Me				$29.38
			109.11.1.4.5	Conference Calling - Preset				$29.38

		109.11.1.5	Other
			109.11.1.5.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.5.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$9.93
			109.11.1.5.4	PBX DID Complex Translations Signaling Change				$23.18
			109.11.1.5.5	PBX DID Block Compromise				$9.21
			109.11.1.5.6	PBX DID Group of 20 Numbers, Installation				$6.75
			109.11.1.5.7	PBX DID Group of 20 Numbers, Disconnection				$5.59
			109.11.1.5.8	PBX DID Reserve Sequential # Block				$9.10
			109.11.1.5.9	PBX DID Reserve Nonsequential Telephone Number				$7.95
			109.11.1.5.10	PBX DID Nonsequential Telephone Number, Installation				$7.95
			109.11.1.5.11	PBX DID Nonsequential Telephone Number, Disconnection				$5.53

	109.11.2	Subsequent Order Charge				NHCUU		$5.48	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			MCE		See Maintenance of Service, Basic, First Interval

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See
				109.20.2.1.1.2	Each Additional Increment	MVW1X		Maintenance of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See
				109.20.2.1.2.2	Each Additional Increment	MVW2X		Maintenance of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See
				109.20.2.1.3.2	Each Additional Increment	MVW3X		Maintenance of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Additional
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX		Labor - Other

						USOC	Recurring	Non-Recurring	Notes
		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			SCO		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.3.3	Date Change					$6.40
		109.20.3.4	Design Change					$50.45
		109.20.3.5	Expedite Charge					ICB	(7)
		109.20.3.6	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.37
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$5.42
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.71

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$5.73
			109.23.1.2.2	Each Additional				$2.99

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$5.73
			109.23.1.3.2	Each Additional				$2.99

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$39.03
			109.23.2.1.2	Each Additional Line (Mechanized)				$11.94
			109.23.2.1.3	Disconnection, First Line (Mechanized)				$1.75
			109.23.2.1.4	Disconnection, Each Additional Line (Mechanized)				$1.44
			109.23.2.1.5	First Line (Manual)				$49.82
			109.23.2.1.6	Each Additional Line (Manual)				$13.72
			109.23.2.1.7	Disconnection, First Line (Manual)				$9.57
			109.23.2.1.8	Disconnection, Each Additional Line (Manual)		NHCRC		$1.44

		109.23.2.2	QPP™ Analog DID PBX Trunks					$175.66

		109.23.2.3	QPP™ ISDN-BRI
			109.23.2.3.1	First				$140.13
			109.23..2.3.2	Disconnect				$44.99

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						$3.27
	112.2	Ongoing Maintenance, per Local Service Request						$3.76
	112.3	Daily Usage Records File, per Record					$0.0011

Notes

(1)           Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)           QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)           USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)           The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)           QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)           All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)           Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)           Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - Wyoming

						USOC	Recurring	Non-Recurring	Notes
109.8	Shared Transport Purchased As Part of QPP™
	109.8.1	Mass Market
		109.8.1.1	QPP™ Residential, Business, and PAL (Per MOU)				$0.0011100
		109.8.1.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per line/trunk)			UGUST	$0.35

109.11	Local Switching Purchased As Part of QPP™
	109.11.1	Mass Market Switching
		109.11.1.1	Ports
			109.11.1.1.1	Ports, Effective through December 31, 2004
				109.11.1.1.1.1	Analog Port		$2.64
				109.11.1.1.1.2	Analog Port, Residential end user credit		$0.00		(1)
				109.11.1.1.1.3	Digital Port (Supporting BRI ISDN)		$13.26
				109.11.1.1.1.4	PBX DID Port		$3.11

			109.11.1.1.2	Ports, Effective January 1, 2005 through December 31, 2005
				109.11.1.1.2.1	Analog Port		$4.16
				109.11.1.1.2.2	Analog Port, Residential end user credit		$(0.35)		(1)
				109.11.1.1.2.3	Digital Port (Supporting BRI ISDN)		$14.78
				109.11.1.1.2.4	PBX DID Port		$4.63

			109.11.1.1.3	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE met
				109.11.1.1.3.1	Analog Port		$4.27
				109.11.1.1.3.2	Analog Port, Residential end user credit		$(0.21)		(1)
				109.11.1.1.3.3	Digital Port (Supporting BRI ISDN)		$14.89
				109.11.1.1.3.4	PBX DID Port		$4.74

			109.11.1.1.4	Ports, Effective January 01, 2006 through December 31, 2006, if incentive thresholds ARE NOT met
				109.11.1.1.4.1	Analog Port		$4.45
				109.11.1.1.4.2	Analog Port, Residential end user credit		$(0.24)		(1)
				109.11.1.1.4.3	Digital Port (Supporting BRI ISDN)		$15.07
				109.11.1.1.4.4	PBX DID Port		$4.92

			109.11.1.1.5	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE met
				109.11.1.1.5.1	Analog Port		$4.52
				109.11.1.1.5.2	Analog Port, Residential end user credit		$(0.26)		(1)
				109.11.1.1.5.3	Digital Port (Supporting BRI ISDN)		$15.14
				109.11.1.1.5.4	PBX DID Port		$4.99

			109.11.1.1.6	Ports, Effective January 01, 2007 through term, if incentive thresholds ARE NOT met
				109.11.1.1.6.1	Analog Port		$4.73
				109.11.1.1.6.2	Analog Port, Residential end user credit		$(0.29)		(1)
				109.11.1.1.6.3	Digital Port (Supporting BRI ISDN)		$15.35
				109.11.1.1.6.4	PBX DID Port		$5.20

		109.11.1.2	Local Switch Usage
			109.11.1.2.1	QPP™ Residential, Business, and PAL (Per MOU)			$0.00092
			109.11.1.2.2	QPP™ Centrex, ISDN BRI, and PBX Analog Trunks (Per Line/Trunk)		UGUFM	$0.77

		109.11.1.3	Switch Features						(2), (3)
			109.11.1.3.1	Account Codes - per system		AZ8PS		$81.55
			109.11.1.3.2	Attendant Access Line - per station line		DZR		$1.18
			109.11.1.3.3	Audible Message Waiting		MGN, MWW		$1.03
			109.11.1.3.4	Authorization Codes - per system		AFYPS		$243.88
			109.11.1.3.5	Automatic Line		ETVPB		$0.35
			109.11.1.3.6	Automatic Route Selection - Common Equip. per system		F5GPG		$2,139.81
			109.11.1.3.7	Call Drop		NA-FID		$0.35
			109.11.1.3.8	Call Exclusion - Automatic		NXB (ISDN)		$1.03
			109.11.1.3.9	Call Exclusion - Manual		NA-FID (IDSN)		$0.68
			109.11.1.3.10	Call Forwarding: Busy Line/Don’t Answer Programmable Svc. Establishment		SEPFA		$15.96
			109.11.1.3.11	Call Waiting Indication - per timing state		WUT		$1.03
			109.11.1.3.12	CENTREX COMMON EQUIPMENT		HYE, HYS		$1,229.35
			109.11.1.3.13	CF DON’T ANSWER/CF BUSY CUSTOMER PROGRAMMABLE - PER LINE		FSW		$1.03
			109.11.1.3.14	CFBL - Incoming Only		69B1X		$38.65
			109.11.1.3.15	CFDA Incoming Only		69A		$38.65
			109.11.1.3.16	CLASS - Call Trace, Per Occurrence		NO USOC		$2.37
			109.11.1.3.17	CMS - PACKET CONTROL CAPABILITY, PER SYSTEM		PTGPS		$495.11
			109.11.1.3.18	CMS - SYSTEM ESTABLISHMENT - INITIAL INSTALLATION		MB5XX		$990.23
			109.11.1.3.19	CMS - SYSTEM ESTABLISHMENT - SUBSEQUENT INSTALLATION		CPVWO		$495.11
			109.11.1.3.20	Conference Calling - Meet Me		MJJPK		$43.29
			109.11.1.3.21	Conference Calling - Preset		MO9PK		$43.29
			109.11.1.3.22	Dir Sta Sel/Busy Lamp Fld per arrangement		BUD		$0.35
			109.11.1.3.23	Directed Call Pickup with Barge-in		6MD		$20.55
			109.11.1.3.24	Directed Call Pickup without Barge-in		69D		$20.55
			109.11.1.3.25	Distinctive Ring/Distinctive Call Waiting		RNN		$41.09
			109.11.1.3.26	Expensive Route Warning Tone- per system		AQWPS		$73.29
			109.11.1.3.27	Facility Restriction Level - per system		FRKPS		$45.09

						USOC	Recurring	Non-Recurring	Notes
			109.11.1.3.28	Group Intercom		GCN		$0.46
			109.11.1.3.29	Hot Line - per line		HLA, HLN		$1.03
			109.11.1.3.30	Hunting: Multiposition Hunt Queuing		MH5		$39.33
			109.11.1.3.31	Hunting: Multiposition with Announcement in Queue		MHW		$39.33
			109.11.1.3.32	Hunting: Multiposition with Music in Queue		MOHPS		$41.53
			109.11.1.3.33	ISDN Short Hunt		NHGPG		$1.73
			109.11.1.3.34	Loudspeaker Paging - per trunk group		PTQPG		$179.92
			109.11.1.3.35	Make Busy Arrangements - per group		A9AEX, P89		$0.68
			109.11.1.3.36	Make Busy Arrangements - per line		MB1		$0.68
			109.11.1.3.37	Message Center - per main station line		MFR		$0.35
			109.11.1.3.38	Message Waiting Visual		MV5		$0.35
			109.11.1.3.39	Music On Hold - per system		MHHPS		$23.58
			109.11.1.3.40	Privacy Release		K7KPK		$0.48
			109.11.1.3.41	Query Time		QT1PK		$0.35
			109.11.1.3.42	SMDR-P - ARCHIVED DATA		SR7CX		$180.69
			109.11.1.3.43	SMDR-P - SERVICE ESTABLISHMENT CHARGE, INITIAL INSTALLATION		SEPSP, SEPSR		$345.80
			109.11.1.3.44	Station Camp-On Service - per main station		CPK		$0.35
			109.11.1.3.45	Time of Day Control for ARS - per system		ATBPS		$128.24
			109.11.1.3.46	Time of Day NCOS Update		A4T		$0.55
			109.11.1.3.47	Time of Day Routing - per line		ATBPS		$0.52
			109.11.1.3.48	Trunk Verification from Designated Station		BVS		$0.40
			109.11.1.3.49	UCD in hunt group - per line		MHM, H6U, NZT		$0.68

		109.11.1.4	Other
			109.11.1.4.1	Custom Number			See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
			109.11.1.4.3	PBX DID Complex Translations Digits Outpulsed Change Signaling				$14.64
			109.11.1.4.4	PBX DID Complex Translations Signaling Change				$34.16
			109.11.1.4.5	PBX DID Block Compromise				$25.78
			109.11.1.4.6	PBX DID Group of 20 Numbers				$34.30
			109.11.1.4.7	PBX DID Reserve Sequential # Block				$25.62
			109.11.1.4.8	PBX DID Reserve				$23.92
			109.11.1.4.9	PBX DID Nonsequential				$35.98

	109.11.2	Subsequent Order Charge				NHCUU		$13.82	(4)

	109.11.3	Qwest Corporation (QC) IntraLATA Toll, LPIC 5123					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)

109.20	Miscellaneous Charges								(5), (6)
	109.20.1	Non-Design
		109.20.1.1	Trouble Isolation Charge (TIC)			LTESX	See Maintenance of Service, Basic, First Interval
		109.20.1.2	Network Premises Work Charge - Basic/Normal hours, 1st Increment			HRH 11	See Additional Labor - Other
		109.20.1.3	Network Premises Work Charge - Basic/Normal hours, ea addt’l increment			HRHA1

	109.20.2	Design
		109.20.2.1	Maintenance of Service
			109.20.2.1.1	Basic
				109.20.2.1.1.1	First Increment	MVWXX		See Maintenance
				109.20.2.1.1.2	Each Additional Increment	MVW1X		of Service

			109.20.2.1.2	Overtime
				109.20.2.1.2.1	First Increment	MVWOX		See Maintenance
				109.20.2.1.2.2	Each Additional Increment	MVW2X		of Service

			109.20.2.1.3	Premium
				109.20.2.1.3.1	First Increment	MVWPX		See Maintenance
				109.20.2.1.3.2	Each Additional Increment	MVW3X		of Service

		109.20.2.2	Optional Testing (Additional Labor)
			109.20.2.2.1	Basic, First and Each Additional Increment		OTNBX		See
			109.20.2.2.2	Overtime, First and Each Additional Increment		OTNOX		Additional
			109.20.2.2.3	Premium, First and Each Additional Increment		OTNPX		Labor - Other

		109.20.2.3	Dispatch (Additional Dispatch - No trouble found)			VT6DC		See Additional
		109.20.2.4	Dispatch for Maintenance of Service - No Trouble Found			VT6DM		Dispatch

	109.20.3	Design and Non-Design
		109.20.3.1	Trip Charge - Premises Visit Charge			NRTCY		See Additional Dispatch
		109.20.3.2	Premises Work Charge
			109.20.3.2.1	Basic

						USOC	Recurring	Non-Recurring	Notes
				109.20.3.2.1.1	First Increment	HRD11		See Additional
				109.20.3.2.1.2	Each Additional Increment	HRDA1		Labor - Other

			109.20.3.2.2	Overtime
				109.20.3.2.2.1	First Increment	HRD12		See Additional
				109.20.3.2.2.2	Each Additional Increment	HRDA2		Labor - Other

			109.20.3.2.3	Premium
				109.20.3.2.3.1	First Increment	HRD13		See Additional
				109.20.3.2.3.2	Each Additional Increment	HRDA3		Labor - Other

		109.20.3.3	Network Premises Work Charge
			109.20.3.3.1	Basic
				109.20.3.3.1.1	First Increment	HRH11		See Additional
				109.20.3.3.1.2	Each Additional Increment	HRHA1		Labor - Other

			109.20.3.3.2	Overtime
				109.20.3.3.2.1	First Increment	HRH12		See Additional
				109.20.3.3.2.2	Each Additional Increment	HRHA2		Labor - Other

			109.20.3.3.3	Premium
				109.20.3.3.3.1	First Increment	HRH13		See Additional
				109.20.3.3.3.2	Each Additional Increment	HRHA3		Labor - Other

		109.20.3.4	Date Change					$10.60
		109.20.3.5	Design Change					$75.52
		109.20.3.6	Expedite Charge					ICB	(7)
		109.20.3.7	Cancellation Charge					ICB	(7)

109.23	Qwest Platform Plus™ (QPP™)

	109.23.1	Conversion Nonrecurring Charges
		109.23.1.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.1.1.1	First Line (Mechanized)		URCCU		$0.69
			109.23.1.1.2	Each Additional Line (Mechanized)		URCCY		$0.14
			109.23.1.1.3	First Line (Manual)		URCCV		$16.60
			109.23.1.1.4	Each Additional Line (Manual)		URCCZ		$2.77

		109.23.1.2	QPP™ PBX DID Trunks
			109.23.1.2.1	First Trunk		URCCD		$25.34
			109.23.1.2.2	Each Additional				$3.19

		109.23.1.3	QPP™ ISDN BRI			URCCU
			109.23.1.3.1	First				$27.23
			109.23.1.3.2	Each Additional				$3.19

	109.23.2	Installation Nonrecurring Charges
		109.23.2.1	QPP™ Business, Centrex, PAL, and PBX Analog non-DID Trunks, Residential
			109.23.2.1.1	First Line (Mechanized)		NHCRA		$56.62
			109.23.2.1.2	Each Additional Line (Mechanized)		NHCRC		$16.25
			109.23.2.1.3	First Line (Manual)		NHCRB		$84.05
			109.23.2.1.4	Each Additional Line (Manual)		NHCRD		$18.88

		109.23.2.2	QPP™ Analog DID PBX Trunks					$182.60

		109.23.2.3	QPP™ ISDN-BRI					$318.36

	109.23.3	Qwest AIN Features					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.4	Qwest DSL					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount (which will be provided pursuant to terms and conditions in CLEC’s ICA).		(8)
	109.23.5	Qwest Voice Messaging Services					See Applicable Qwest Retail Tariff, Catalog or Price List less Discount		(8)

112	Operational Support Systems
	112.1	Develoments and Enhancements, per Local Service Request						No Charge at this time	(7)
	112.2	Ongoing Maintenance, per Local Service Request						No Charge at this time	(7)
	112.3	Daily Usage Records File, per Record					$0.001092

Notes

(1)           Monthly Recurring credit applies to QPP™ Residential Services as set forth in Service Exhibit 1 to this Agreement.

(2)           QPP™ service includes nondiscriminatory access to all vertical switch features that are loaded in Qwest’s End Office Switch. See the PCAT for all compatible and available vertical switch features. Only vertical switch features with Non-Recurring, Recurring, or Per Occurrence charges are listed. Non-Recurring charges are applicable whenever a feature is added - whether on new installation, conversion, or change order activity. Those vertical switch features not listed have a rate of $0 for Monthly Recurring, Non-Recurring, or Per Occurrence charges.

(3)           USOCs have been provided in an effort to ease item description and USOC association with charges. In the event USOCs are inaccurate or are revised, Qwest reserves the right to correct the Rate Sheet.

(4)           The Subsequent Order Charge is applicable on a per order basis when changes are requested to existing service, including changing a telephone number, initiating or removing Suspension or Service, denying or restoring service, adding, removing, or changing features, and other similar requests.

(5)           QPP™ ISDN BRI and PBX are “Design”. Remaining QPP™ services are “Non-Design”.

(6)           All charges and increments shall be the same as the comparable charges and increments in each state SGAT.

(7)           Qwest and MCI agree to negotiate a charge in good faith. The Parties agree that the charges are intended to allow Qwest to recover its relevant costs and will be an approved charge.  The charge MCI and Qwest have agreed upon will be binding to all CLECs.

(8)           Where the service has been deemed to be a Telecommunications Service, the Discount will be provided pursuant to CLEC’s ICA. Where the service is not a Telecommunications Service, the discount will be 18%.

Qwest Platform Plus™ (QPP™) Rate Page - Port Rate Increases

The price of the port will be increased by the amounts indicated effective on the dates set forth below.

	QPP™ Residential Port Rate Increases If Incentive Thresholds Are Met:			QPP™ Residential Port Rate Increases If Incentive Thresholds are NOT met:
	01/01/05	01/01/06	01/01/07	01/01/05	01/01/06	01/01/07
AZ	$1.56	$1.89	$2.16	$1.56	$2.10	$2.40
CO	$2.34	$2.84	$3.24	$2.34	$3.15	$3.60
ID	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
IA	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
MN	$2.34	$2.84	$3.24	$2.34	$3.15	$3.60
MT	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
NE	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
NM	$1.56	$1.89	$2.16	$1.56	$2.10	$2.40
ND	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
OR	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
SD	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80
UT	$1.56	$1.89	$2.16	$1.56	$2.10	$2.40
WA	$1.56	$1.89	$2.16	$1.56	$2.10	$2.40
WY	$1.17	$1.42	$1.62	$1.17	$1.58	$1.80

	QPP™ Business Port Rate Increases If Incentive Thresholds Are Met:			QPP™ Business Port Rate Increases If Incentive Thresholds Are NOT Met:
	01/01/05	01/01/06	01/01/07	01/01/05	01/01/06	01/01/07
AZ	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
CO	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
ID	$2.70	$3.41	$4.38	$2.70	$3.79	$4.87
IA	$2.70	$3.73	$5.02	$2.70	$4.14	$5.58
MN	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
MT	$2.70	$3.41	$4.38	$2.70	$3.79	$4.87
NE	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
NM	$2.70	$3.10	$3.76	$2.70	$3.44	$4.18
ND	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
OR	$2.70	$3.10	$3.76	$2.70	$3.44	$4.18
SD	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
UT	$2.70	$3.41	$4.38	$2.70	$3.79	$4.87
WA	$2.70	$4.35	$6.26	$2.70	$4.83	$6.96
WY	$1.52	$1.63	$1.88	$1.52	$1.81	$2.09

QuickLinks

QWEST MASTER SERVICES AGREEMENT
APPLICABLE SERVICES
APPLICABLE STATES
GENERAL TERMS AND CONDITIONS
QWEST MASTER SERVICES AGREEMENT
SERVICE EXHIBIT 1 QWEST PLATFORM PLUS™ (QPP™) SERVICE